Execution Version
____________________________________________________________________________________________________________
MSC Income Fund, Inc.
$150,000,000
6.34% Series A Senior Notes due May 31, 2029
___________________________
Master Note Purchase Agreement
___________________________
Dated March 12, 2026
____________________________________________________________________________________________________________
NAI-5010897739v9

Section
Heading
Page
Section 1.
Authorization of Notes1
Section 1.1.
Section 1.2.
Authorization of Series A Notes1
Changes in Interest Rate1
Section 2.
Sale and Purchase of Notes4
Section 2.1.
Section 2.2.
Sale and Purchase of Series A Notes4
[Reserved]4
Section 3.
Closing4
Section 3.1.
Section 3.2.
Closing4
[Reserved]5
Section 4.
Conditions to Closings5
Section 4.1.
Section 4.2.
Conditions to Closing5
[Reserved]7
Section 5.
Representations and Warranties of the Company7
Section 5.1.
Section 5.2.
Section 5.3.
Section 5.4.
Section 5.5.
Section 5.6.
Section 5.7.
Section 5.8.
Section 5.9.
Section 5.10.
Section 5.11.
Section 5.12.
Section 5.13.
Section 5.14.
Section 5.15.
Section 5.16.
Organization; Power and Authority7
Authorization, Etc7
Disclosure7
Organization and Ownership of Shares of Subsidiaries8
Financial Statements9
Compliance with Laws, Other Instruments, Etc9
Governmental Authorizations, Etc9
Litigation; Observance of Agreements, Statutes and Orders9
Taxes10
Title to Property10
Licenses, Permits, Etc10
Compliance with Employee Benefit Plans11
Private Offering by the Company12
Use of Proceeds; Margin Regulations12
Existing Indebtedness; Future Liens12
Foreign Assets Control Regulations, Etc13
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NAI-5010897739v9

(continued)
Page
Section 5.17.
Section 5.18.
Section 5.19.
Environmental Matters14
Investment Company Act14
Priority of Obligations14
Section 6.
Representations of the Purchasers15
Section 6.1.
Section 6.2.
Section 6.3.
Section 6.4.
Section 6.5.
Section 6.6.
Section 6.7.
Purchase for Investment15
Source of Funds15
Investment Experience; Access to Information16
Authorization17
Restricted Securities17
No Public Market17
Legends17
Section 7.
Information as to Company18
Section 7.1.
Section 7.2.
Section 7.3.
Section 7.4.
Financial and Business Information18
Officer’s Certificate20
Visitation21
Electronic Delivery21
Section 8.
Payment and Prepayment of the Notes22
Section 8.1.
Section 8.2.
Maturity22
Optional  Prepayments  with  Prepayment
Settlement Amount22
Allocation of Partial Prepayments23
Maturity; Surrender, Etc23
Purchase of Notes23
Make-Whole Amount; Prepayment Settlement Amount24
Payments Due on Non-Business Days25
Change in Control26
Section 8.3.
Section 8.4.
Section 8.5.
Section 8.6.
Section 8.7.
Section 8.8.
Section 9.
Affirmative Covenants27
Section 9.1.
Section 9.2.
Section 9.3.
Compliance with Laws27
Insurance27
Maintenance of Properties27
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NAI-5010897739v9

(continued)
Page
Section 9.4.
Section 9.5.
Section 9.6.
Section 9.7.
Section 9.8.
Section 9.9.
Section 9.10.
Section 9.11.
Payment of Taxes and Claims27
Corporate Existence, Etc28
Books and Records28
Subsidiary Guarantors28
Status of BDC and RIC29
Investment Policies29
Rating Confirmation29
Most Favored Lender30
Section 10.
Negative Covenants31
Section 10.1.
Section 10.2.
Section 10.3.
Section 10.4.
Section 10.5.
Section 10.6.
Section 10.7.
Section 10.8.
Transactions with Affiliates31
Merger, Consolidation, Fundamental Changes, Etc33
Line of Business35
Economic Sanctions, Etc36
Liens36
Restricted Payments37
Investments39
Certain Financial Covenants41
Section 11.
Section 12.
Events of Default42
Remedies on Default, Etc46
Section 12.1.
Section 12.2.
Section 12.3.
Section 12.4.
Acceleration46
Holder Action46
Rescission46
No Waivers or Election of Remedies, Expenses, Etc47
Section 13.
Registration; Exchange; Substitution of Notes47
Section 13.1.
Section 13.2.
Section 13.3.
Registration of Notes47
Transfer and Exchange of Notes47
Replacement of Notes48
Section 14.
Payments on Notes49
Section 14.1.
Section 14.2.
Place of Payment49
Payment by Wire Transfer49
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NAI-5010897739v9

(continued)
Page
Section 14.3.
Certain Tax Matters49
Section 15.
Expenses, Etc51
Section 15.1.
Section 15.2.
Section 15.3.
Transaction Expenses51
Certain Taxes52
Survival52
Section 16.
Survival of Representations and Warranties; Entire
Agreement52
Amendment and Waiver52
Section 17.
Section 17.1.
Section 17.2.
Section 17.3.
Section 17.4.
Requirements52
Solicitation of Holders of Notes53
Binding Effect, Etc54
Notes Held by Company, Etc54
Section 18.
Section 19.
Section 20.
Section 21.
Section 22.
Notices54
Reproduction of Documents55
Confidential Information55
Substitution of Purchaser56
Miscellaneous56
Section 22.1.
Section 22.2.
Section 22.3.
Section 22.4.
Section 22.5.
Section 22.6.
Section 22.7.
Successors and Assigns56
Accounting Terms57
Severability57
Construction, Etc57
Counterparts; Electronic Contracting58
Governing Law58
Jurisdiction and Process; Waiver of Jury Trial58
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NAI-5010897739v9
Schedule A
—
Defined Terms
Schedule 1
—
Form of 6.34% Series A Senior Notes due May 31, 2029
Schedule 2.3
—
Form of Subsidiary Guaranty
Schedule 4.1
—
Form of Opinion of Special Counsel for the Obligors
Schedule 5.3
—
Disclosure Materials
Schedule 5.4
—
Subsidiaries of the Company and Ownership of Subsidiary Stock
Schedule 5.5
—
Financial Statements
Schedule 5.15
—
Existing Indebtedness
Schedule 10.1
—
Transactions with Affiliates
Schedule 10.5
—
Liens
Schedule 10.7
—
Investments
Schedule 10.8
—
Excluded Assets
Purchaser Schedule —
Information Relating to Purchasers
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NAI-5010897739v9
MSC Income Fund, Inc.
1300 Post Oak Boulevard, 8th Floor
Houston, TX 77056
$150,000,000 6.34% Series A Senior Notes due May 31, 2029
March 12, 2026
To Each of the Purchasers Listed in the
Purchaser Schedule Hereto:
Ladies and Gentlemen:
MSC Income Fund, Inc., a Maryland corporation (the “Company”), agrees with each of the Purchasers as follows:
Section 1.
Authorization of Notes.
Section 1.1.
Authorization of Series A Notes. The Company will authorize the issue and sale of $150,000,000 aggregate principal amount of its 6.34% Series A Senior Notes due May
31, 2029 (as amended, restated or otherwise modified from time to time pursuant to Section 17 and including any such notes issued in substitution therefor pursuant to Section 13, the “Series A
Notes”). The Series A Notes shall be substantially in the form set out in Schedule 1 hereto. Certain capitalized and other terms used in this Agreement are defined in Schedule A and, for purposes of this Agreement, the rules of construction set forth in Section 22.4 shall govern. The Series A Notes are also referred to as the “Notes” (such term shall also include any such notes as amended, restated
or otherwise modified from time to time pursuant to Section 17 and including any such notes issued in substitution therefor pursuant to Section 13).
Section 1.2.
Changes in Interest Rate.
(a) If at any time a Below Investment Grade Event occurs, then:
(i)
as of the date of the occurrence of a Below Investment Grade Event to and until the date on which such Below Investment Grade Event is no longer continuing (as evidenced by the receipt and delivery to the holders of the Notes of any Rating necessary to cure such Below Investment Grade Event), the Notes shall bear interest at the Below
Investment Grade Adjusted Interest Rate; and
(ii)
the Company shall promptly, and in any event within ten (10) Business
Days after a Below Investment Grade Event has occurred, notify the holders of the Notes in writing, sent in the manner provided in Section 18, that a Below Investment Grade Event has occurred, and confirming the effective date of the Below Investment Grade Event and that the Below Investment Grade Adjusted Interest Rate will accrue from the date on which such Below Investment Grade Event shall have occurred and will be payable on each
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MSC Income Fund, Inc.
Note Purchase Agreement
subsequent interest payment date until such Below Investment Grade Event is no longer continuing, in consequence thereof.
(b)
The fees and expenses of any Rating Agency and all other costs incurred in connection with obtaining, affirming or appealing a Rating pursuant to this Section 1.2 shall be borne solely by the Company.
(c)
If at any time a Secured Debt Ratio Event occurs, then:
(i)
as of the earlier of (x) the date of the occurrence of a Secured Debt Ratio
Event and (y) the last day of the applicable fiscal quarter or fiscal year for which financial statements delivered pursuant to Section 7.1 or Section 7.2 evidence the occurrence of a
Secured Debt Ratio Event to and until the date on which such Secured Debt Ratio Event is no longer continuing (as evidenced by the receipt and delivery to the holders of the Notes of a certificate from a Senior Financial Officer of the Company certifying that such Secured
Debt Ratio Event has been cured), the Notes shall bear interest at the Debt Ratio Adjusted
Interest Rate; and
(ii)
to the extent the Company has knowledge thereof, the Company shall promptly, and in any event within ten (10) Business Days after the Company has knowledge that a Secured Debt Ratio Event has occurred, notify the holders of the Notes in writing, sent in the manner provided in Section 18, that a Secured Debt Ratio Event has occurred and confirming the effective date of the Secured Debt Ratio Event and that the
Debt Ratio Adjusted Interest Rate will accrue from such effective date and will be payable on each subsequent interest payment date until such Secured Debt Ratio Event is no longer continuing, in consequence thereof.
(d)
If at any time an Unsecured Debt Coverage Ratio Event occurs, then:
(i)
as of the earlier of (x) the date of the occurrence of an Unsecured Debt
Coverage Ratio Event and (y) the last day of the applicable fiscal quarter or fiscal year for which financial statements delivered pursuant to Section 7.1 or Section 7.2 evidence the occurrence of an Unsecured Debt Coverage Ratio Event to and until the date on which such
Unsecured Debt Coverage Ratio Event is no longer continuing (as evidenced by the receipt and delivery to the holders of the Notes of a certificate from a Senior Financial Officer of the Company certifying that such Unsecured Debt Coverage Ratio Event has been cured), the Notes shall bear interest at the Debt Ratio Adjusted Interest Rate; and
(ii)
to the extent the Company has knowledge thereof, the Company shall promptly, and in any event within ten (10) Business Days after the Company has knowledge that an Unsecured Debt Coverage Ratio Event has occurred, notify the holders of the Notes in writing, sent in the manner provided in Section 18, that an Unsecured Debt
Coverage Ratio Event has occurred and confirming the effective date of the Unsecured
Debt Coverage Ratio Event and that the Debt Ratio Adjusted Interest Rate will accrue from such effective date and will be payable on each subsequent interest payment date until such
Unsecured Debt Coverage Ratio Event is no longer continuing, in consequence thereof.

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MSC Income Fund, Inc.
Note Purchase Agreement
(e)
Notwithstanding anything to the contrary, if a Below Investment Grade Event, a
Secured Debt Ratio Event and an Unsecured Debt Coverage Ratio Event are continuing at the same time, then as of the date on which such events first simultaneously existed and are continuing until the earliest date on which either or all events are no longer continuing, the Notes shall bear interest at an interest rate per annum which is 2.00% above the stated rate of the Notes (or above the Default Rate based on the stated interest rate for the Note, as the case may be); provided that after such date if either the Below Investment Grade Event, the Secured Debt Ratio Event or the
Unsecured Debt Coverage Ratio Event (but not all) shall continue, then the Notes shall bear interest at the Below Investment Grade Adjusted Interest Rate or the Debt Ratio Adjusted Interest Rate, as
applicable.
(f)
As used herein, “Below Investment Grade Adjusted Interest Rate” means the interest rate per annum which is 1.00% above the stated rate of the Notes (or above the Default
Rate based on the stated interest rate for the Note, as the case may be). For the avoidance of doubt, the Below Investment Grade Adjusted Interest Rate shall not apply unless and until a Below
Investment Grade Event has occurred.
(g)
As used herein, “Debt Ratio Adjusted Interest Rate” means the interest rate per annum which is 1.50% above the stated rate of the Notes (or above the Default Rate based on the stated interest rate for the Note, as the case may be). For the avoidance of doubt, the Debt Ratio
Adjusted Interest Rate shall not apply unless and until a Secured Debt Ratio Event or an Unsecured
Debt Coverage Ratio Event has occurred.
(h)
As used herein, a “Below Investment Grade Event” shall occur if:
(i)
at any time the Company has obtained a Rating of the Notes from only one
Rating Agency, the then most recent Rating received from such Rating Agency that is in full force and effect (not having been withdrawn) is below Investment Grade;
(ii)
at any time the Company has obtained a Rating of the Notes from two
Rating Agencies, the then lower of the most recent Ratings received from the Rating
Agencies that are in full force and effect (not having been withdrawn) is below Investment
Grade; or
(iii)
at any time the Company has obtained a Rating of the Notes from three or more Rating Agencies, the then second lowest of the most recent Ratings received from the three Rating Agencies that is in full force and effect (not having been withdrawn) is below Investment Grade (provided, for the avoidance of doubt, if two or more of the most recent Ratings are equal or equivalent to the lowest such Rating, then such equal or equivalent Ratings will be deemed to be the second lowest Rating for purposes of such determination).
For the avoidance of doubt, the Below Investment Grade Event shall end immediately upon the delivery of one or more Ratings by the Company such that the foregoing conditions are no longer triggered. Upon the end of the Below Investment Grade Event, the applicable interest rate shall automatically return to the stated interest rate for the Notes or, if applicable, the Debt Ratio

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MSC Income Fund, Inc.
Note Purchase Agreement
Adjusted Interest Rate (or the Default Rate based on the stated interest rate for the Notes, as the case may be).
(i)
As used herein, a “Secured Debt Ratio Event” shall occur if at any time the
Company’s Secured Debt Ratio is greater than 0.50:1.00.
For the avoidance of doubt, the Secured Debt Ratio Event shall end immediately upon the receipt and delivery to the holders of the Notes of a certificate from a Senior Financial Officer of the Company certifying that the Secured Debt Ratio is less than or equal to 0.50:1.00 (provided that the Secured Debt Ratio is in fact less than or equal to 0.50:1.00). Upon the end of the Secured
Debt Ratio Event, the applicable interest rate shall automatically return to the stated interest rate for the Notes or, if applicable, the Below Investment Grade Adjusted Interest Rate (or the Default
Rate based on the applicable interest rate for the Notes, as the case may be).
(j)
As used herein, an “Unsecured Debt Coverage Ratio Event” shall occur if at any time the Company’s Unsecured Debt Coverage Ratio is greater than 1.50:1.00.
For the avoidance of doubt, the Unsecured Debt Coverage Ratio Event shall end immediately upon the receipt and delivery to the holders of the Notes of a certificate from a Senior
Financial Officer of the Company certifying that the Unsecured Debt Coverage Ratio is less than or equal to 1.50:1.00 (provided that the Unsecured Debt Coverage Ratio is in fact less than or equal to 1.50:1.00). Upon the end of the Unsecured Debt Coverage Ratio Event, the applicable interest rate shall automatically return to the stated interest rate for the Notes or, if applicable, the Below
Investment Grade Adjusted Interest Rate (or the Default Rate based on the applicable interest rate for the Notes, as the case may be).
(k)
Following the occurrence and during the continuance of an Event of Default, the
Notes shall bear interest at the Default Rate.
Section 2.
Sale and Purchase of Notes.
Section 2.1.
Sale and Purchase of Series A Notes. Subject to the terms and conditions of this Agreement, the Company will issue and sell to each Purchaser and each Purchaser will purchase from the Company, at each Closing provided for in Section 3, Series A Notes in the principal amount specified opposite such Purchaser’s name in the Purchaser Schedule at the purchase price of 100% of the principal amount thereof. The Purchasers’ obligations hereunder are several and not joint obligations and no Purchaser shall have any liability to any Person for the performance or non-performance of any obligation by any other Purchaser hereunder.
Section 2.2.
[Reserved].
Section 3.
Closing.
Section 3.1.
Closing. The sale and purchase of the Series A Notes to be purchased by each Purchaser shall occur at the offices of Jones Day, at 250 Vesey Street, New York, NY 10281-
1047, at 10:00 a.m. New York time (or such other place and time agreed by the Company and the
Purchasers) (the “Closing”), on March 13, 2026 or on such other Business Day as may be agreed upon by the Company and the Purchasers (the “Closing Day”). At the Closing, the Company will

NAI-5010897739v9
MSC Income Fund, Inc.
Note Purchase Agreement
deliver to each Purchaser the Series A Notes to be purchased by such Purchaser at the Closing in the form of a single Series A Note (or such greater number of Series A Notes in denominations of at least $100,000 as such Purchaser may request), dated the date of the Closing and registered in such Purchaser’s name (or in the name of its nominee), against delivery by such Purchaser to the
Company or its order of immediately available funds in the amount of the purchase price therefor by wire transfer of immediately available funds to the account of the Company set forth in the applicable funding instructions delivered pursuant to Section 4.1(k) in connection with the
Closing. If at the Closing the Company shall fail to tender the Series A Notes to any Purchaser as provided above in this Section 3.1, or any of the conditions specified in Section 4 shall not have been fulfilled to the satisfaction of any Purchaser, such Purchaser shall, at its election, be relieved of all further obligations under this Agreement, without thereby waiving any rights such Purchaser may have by reason of such failure by the Company to tender such Series A Notes or any of the conditions specified in Section 4 not having been fulfilled to such Purchaser’s satisfaction.
Section 3.2.
[Reserved].
Section 4.
Conditions to Closings.
Section 4.1.  Conditions to Closing. Each Purchaser’s obligation to purchase and pay for the Notes to be sold to such Purchaser at a Closing is subject to the fulfillment to such
Purchaser’s satisfaction, prior to or at such Closing of the following conditions:
(a)
Representations and Warranties.
The representations and warranties of the
Company in this Agreement and of each Initial Subsidiary Guarantor in the Subsidiary Guaranty to which it is party shall be correct in all material respects when made and at such Closing (except for representations and warranties which apply to a specific earlier date which shall be correct in all material respects as of such earlier date); provided that the Company shall be permitted to make additions and deletions to any of Schedules 5.4, 5.5 and 5.15 after the Effective Date but prior to any subsequent Closing Day, so long as the Company shall have provided updated copies of the relevant Schedules to such Purchaser not less than five Business Days prior to such Closing Day.
(b)
Performance; No Default. The Company shall have performed and complied with all agreements and conditions contained in this Agreement, and each Initial Subsidiary Guarantor shall have performed and complied with all agreements and conditions contained in the Subsidiary
Guaranty, required to be performed or complied with by it prior to or at the Closing. Before and after giving effect to the issue and sale of the Notes (and the application of the proceeds thereof as contemplated by Section 5.14) at the applicable Closing, no Change in Control or Event of Default shall have occurred and be continuing.
(c)
Officer’s Certificate.  The Company shall have delivered to such Purchaser an
Officer’s Certificate, dated the date of the applicable Closing certifying that the conditions specified in Sections 4.1(a), 4.1(b) and 4.1(j) have been fulfilled.
(d)
Secretary’s Certificate. With respect to the applicable Closing, the Obligors shall have delivered to such Purchaser a certificate of its Secretary or Assistant Secretary, dated the date of such Closing certifying as to (i) the resolutions attached thereto and other corporate proceedings

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MSC Income Fund, Inc.
Note Purchase Agreement
relating to the authorization, execution and delivery of the Note Documents to which it is a party and (ii) such Obligor’s organizational documents as then in effect.
(e)
Opinion of Counsel. With respect to the applicable Closing, such Purchaser shall have received customary opinions in form and substance reasonably satisfactory to such Purchaser, dated the date of such Closing, from Dechert LLP, special counsel for the Obligors, covering the matters set forth in Schedule 4.1(a) and covering such other matters incident to the transactions contemplated hereby as such Purchaser or its counsel may reasonably request (and the Company hereby instructs its counsel to deliver such opinion to the Purchasers).
(f)
Purchase Permitted By Applicable Law, Etc. On the date of the applicable Closing, such Purchaser’s purchase of relevant Notes shall (i) be permitted by the laws and regulations of each jurisdiction to which such Purchaser is subject, without recourse to provisions (such as section 1405(a)(8) of the New York Insurance Law) permitting limited investments by insurance companies without restriction as to the character of the particular investment, (ii) not violate any applicable law or regulation (including Regulation T, U or X of the Board of Governors of the
Federal Reserve System) and (iii) not subject such Purchaser to any tax, penalty or liability under or pursuant to any applicable law or regulation, which law or regulation was not in effect on the date hereof. If requested by such Purchaser, such Purchaser shall have received an Officer’s
Certificate certifying as to such matters of fact as such Purchaser may reasonably specify to enable such Purchaser to determine whether such purchase is so permitted.
(g)
Sale of Other Notes.
Contemporaneously with the applicable Closing, the
Company shall sell to each other Purchaser and each other Purchaser shall purchase the relevant
Notes to be purchased by it at such Closing, as specified in the Purchaser Schedule.
(h)
Payment of Special Counsel Fees. Without limiting Section 15.1, the Company shall have paid on or before the applicable Closing, the reasonable and documented out-of-pocket fees, charges and disbursements of the Purchasers’ special counsel to the extent reflected in a statement of such counsel rendered to the Company prior to such Closing.
(i)
Private Placement Number. A Private Placement Number issued by CUSIP Global
Services (in cooperation with the SVO) shall have been obtained for the relevant Notes.
(j)
Changes in Legal Structure.  No Obligor shall have changed its jurisdiction of organization or been a party to any merger or consolidation or succeeded to all or any substantial part of the liabilities of any other entity (in each case, other than as permitted under Section 10.2), at any time following the date of the most recent financial statements referred to in Schedule 5.5
(as may be updated by the Company for each Closing).
(k)  Funding Instructions. At least two (2) Business Days prior to the date of the applicable Closing, each Purchaser shall have received written instructions signed by a
Responsible Officer on letterhead of the Company confirming the information specified in
Section 3 including (i) the name and address of the transferee bank, (ii) such transferee bank’s
ABA number and (iii) the account name and number into which the purchase price for the relevant
Notes is to be deposited.

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MSC Income Fund, Inc.
Note Purchase Agreement
(l)
Rating.The relevant Notes shall have received a Rating of “BBB-” (or its equivalent) or better by a Rating Agency and if such Rating is a Private Rating, the related Private
Rating Rationale Report with respect to such Private Rating.
(m)
Subsidiary Guaranty. Each Initial Subsidiary Guarantor shall have duly authorized, executed and delivered the Subsidiary Guaranty and each Purchaser shall have received a copy thereof.
(n)
Proceedings and Documents. All corporate and other proceedings in connection with the transactions contemplated by this Agreement and all documents and instruments incident to such transactions shall be reasonably satisfactory to such Purchaser and its special counsel, and such Purchaser and its special counsel shall have received all such counterpart originals or certified or other copies of such documents as such Purchaser or such special counsel may reasonably request.
Section 4.2.
[Reserved].
Section 5.
Representations and Warranties of the Company.
The Company represents and warrants to each Purchaser as of the date of the applicable
Closing (or, if any such representations and warranties expressly relate to an earlier date, then as of such earlier date) that:
Section 5.1.
Organization; Power and Authority. The Company is a corporation duly organized, validly existing and in good standing under the laws of its jurisdiction of incorporation, and is duly qualified as a foreign corporation and is in good standing in each jurisdiction in which such qualification is required by law, except where the failure to be so qualified or in good standing would not, individually or in the aggregate, reasonably be expected to have a Material Adverse
Effect. The Company has the corporate power and authority to own or hold under lease the properties it purports to own or hold under lease, to transact the business it transacts and proposes to transact (except where the failure to do so would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect), to execute and deliver this Agreement and the
Notes and to perform the provisions hereof and thereof.
Section 5.2.
Authorization, Etc.
This Agreement and the Notes have been duly
authorized by all necessary corporate action on the part of the Company, and this Agreement constitutes, and upon execution and delivery thereof each Note will constitute, a legal, valid and binding obligation of the Company enforceable against the Company in accordance with its terms, except as such enforceability may be limited by (i) applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting the enforcement of creditors’ rights generally and (ii) general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law).
Section 5.3.
Disclosure.
(a)  This Agreement and the financial statements listed in Schedule 5.5 (as may be updated by the Company for each Closing) and the documents, certificates or other writings delivered to the Purchasers by or on behalf of the Company (other than financial projections, pro

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MSC Income Fund, Inc.
Note Purchase Agreement
forma financial information and other forward-looking information referenced in Section 5.3(b), information relating to third parties and general economic information) prior to December 31, 2025 in connection with the transactions contemplated hereby and identified in Schedule 5.3 (this
Agreement and such documents, certificates or other writings and such financial statements delivered to each Purchaser being referred to, collectively, as the “Disclosure Documents”), taken as a whole, did not, as of December 31, 2025, contain any untrue statement of a material fact or omit to state any material fact necessary to make the statements therein not misleading in light of the circumstances under which they were made. Except as disclosed in the Disclosure Documents, since December 31, 2025, there has been no change in the financial condition, operations, business or properties of the Company or any Subsidiary except changes that would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect. There is no fact known to the Company that would reasonably be expected to have a Material Adverse Effect that has not been set forth herein or in the Disclosure Documents (and after taking account all updates thereto and the same having been delivered to the Purchasers).All financial projections, pro forma financial information and other forward-looking information which has been delivered to each
Purchaser by or on behalf of the Company in connection with the transactions contemplated by this Agreement are based upon good faith assumptions and, in the case of financial projections and pro forma financial information of the Company, good faith estimates, in each case, believed to be reasonable at the time made, it being recognized that (i) such financial information as it relates to future events is subject to significant and inherent uncertainty and contingencies (many of which are beyond the control of the Company) and that no assurance can be given that such financial information will be realized, and are therefore not to be viewed as fact, and (ii) actual results during the period or periods covered by such financial information may materially differ from the results set forth therein.
Section 5.4.
Organization and Ownership of Shares of Subsidiaries.
(a)
Schedule 5.4 (as may be updated by the Company for each Closing) contains
(except as noted therein) complete and correct lists as of the date of the applicable Closing of (i)
the Company’s Subsidiaries, showing, as to each Subsidiary, the name thereof, the jurisdiction of its organization, the percentage of shares of each class of its capital stock or similar equity interests outstanding owned by the Company and each other Subsidiary and whether such Subsidiary is a
Subsidiary Guarantor and (ii) the Company’s directors and senior officers.
(b)
All of the outstanding shares of capital stock or similar equity interests of each
Subsidiary shown in Schedule 5.4 (as may be updated by the Company for each Closing) as being owned by the Company and its Subsidiaries have been validly issued, and, to the extent applicable, are fully paid and non-assessable and are owned by the Company or another Subsidiary free and clear of any Lien that is prohibited by this Agreement.
(c)
Each Subsidiary is a corporation or other legal entity duly organized, validly existing and, where applicable, in good standing under the laws of its jurisdiction of organization, and is duly qualified as a foreign corporation or other legal entity and, where applicable, is in good standing in each jurisdiction in which such qualification is required by law, except where the failure to be so qualified or in good standing would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect. Each such Subsidiary has the corporate or other power and authority to own or hold under lease the properties it purports to own or hold under

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Note Purchase Agreement
lease and to transact the business it transacts and proposes to transact, except where the failure to do so would not, individually or in the aggregate, reasonably be expected to have a Material
Adverse Effect.
(d)
No Subsidiary is subject to any legal, regulatory, contractual or other restriction
(other than the agreements listed on Schedule 5.4 (as may be updated by the Company for each
Closing), any agreements governing Indebtedness of such Subsidiaries permitted to be incurred hereunder and customary limitations imposed by corporate law or similar statutes) restricting the ability of such Subsidiary to pay dividends out of profits or make any other similar distributions of profits to the Company or any other Obligor that owns outstanding shares of capital stock or similar equity interests of such Subsidiary.
Section 5.5.
Financial Statements.The Company has delivered to each Purchaser copies of the financial statements of the Company and its consolidated subsidiaries. All of such financial statements (including in each case the related schedules and notes, but excluding all financial projections, pro forma financial information and other forward-looking information)
fairly present in all material respects the consolidated financial position of the Company and its consolidated subsidiaries as of the respective dates specified in such Schedule and the consolidated results of their operations and cash flows for the respective periods so specified and have been prepared in accordance with GAAP consistently applied throughout the periods involved except as set forth in the notes thereto (subject, in the case of any interim financial statements, to normal year-end adjustments and lack of footnotes).
Section 5.6.
Compliance with Laws, Other Instruments, Etc. The execution, delivery and performance by the Company of this Agreement and the Notes will not (i) contravene, result in any breach of, or constitute a default under, or result in the creation of any Lien in respect of any property of the Company or any Subsidiary under, any (A) indenture, mortgage, deed of trust, loan, purchase or credit agreement, lease or any other agreement or instrument to which the
Company or any Subsidiary is bound or by which the Company or any Subsidiary or any of their respective properties may be bound or affected or (B) the corporate charter or by-laws of the
Company, (ii) conflict with or result in a breach of any of the terms, conditions or provisions of any order, judgment, decree or ruling of any court, arbitrator or Governmental Authority applicable to the Company or any Subsidiary or (iii) violate any provision of any statute or other rule or regulation of any Governmental Authority applicable to the Company or any Subsidiary, in each case, except where any of the foregoing (other than clause (i)(B) above), individually or in the aggregate, would not reasonably be expected to result in a Material Adverse Effect.
Section 5.7.
GovernmentalAuthorizations,Etc.
Noconsent,approvalor
authorization of, or registration, filing or declaration with, any Governmental Authority is required in connection with the execution, delivery or performance by the Company of this Agreement or the Notes, other than any filing required under the Exchange Act or the rules or regulations promulgated thereunder on Form 8-K, Form 10-Q or Form 10-K.
Section 5.8.
Litigation; Observance of Agreements, Statutes and Orders.
(a)There are no actions, suits, investigations or proceedings pending or, to the knowledge of the Company, threatened against or affecting the Company or any Subsidiary or any property

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of the Company or any Subsidiary in any court or before any arbitrator of any kind or before or by any Governmental Authority that would, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.
(b)
Neither the Company nor any Subsidiary is (i) in default under any agreement or instrument to which it is a party or by which it is bound, (ii) in violation of any order, judgment, decree or ruling of any court, any arbitrator of any kind or any Governmental Authority or (iii) in violation of any applicable law, ordinance, rule or regulation of any Governmental Authority
(including Environmental Laws, the USA PATRIOT Act or any of the other laws and regulations that are referred to in Section 5.16), which default or violation would, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.
Section 5.9.
Taxes.
The Company and its Subsidiaries (other than Immaterial
Subsidiaries) have filed all federal and state income and other material tax returns that are required to have been filed in any jurisdiction, and have paid all taxes shown to be due and payable on such returns and all other taxes and assessments levied upon them or their properties, assets, income or franchises, to the extent such taxes and assessments have become due and payable and before they have become delinquent, except for any taxes and assessments (i) the nonpayment of which would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect,
(ii) the amount, applicability or validity of which is currently being contested in good faith by appropriate proceedings, or (iii) with respect to which the Company or a Subsidiary, as the case may be, has established adequate reserves in accordance with GAAP.
Section 5.10. Title to Property. The Company and its Subsidiaries have good and sufficient title to their respective properties that individually or in the aggregate are Material, including all such properties reflected in the most recent audited balance sheet referred to in
Section 5.5 or purported to have been acquired by the Company or any Subsidiary after such date
(except as sold or otherwise disposed of in the ordinary course of business), in each case free and clear of Liens prohibited by this Agreement.
Section 5.11. Licenses, Permits, Etc.
(a) The Company and its Subsidiaries own or possess all licenses, permits, franchises, authorizations, patents, copyrights, proprietary software, service marks, trademarks and trade names, or rights thereto, that individually or in the aggregate are Material, without known conflict with the rights of others, except for any such conflicts that, individually or in the aggregate, would not reasonably be expected to result in a Material Adverse Effect.
(b)
To the knowledge of the Company, no product or service of the Company or any of its Subsidiaries infringes in any material respect any license, permit, franchise, authorization, patent, copyright, proprietary software, service mark, trademark, trade name or other right owned by any other Person, except for any such infringements that, individually or in the aggregate, would not reasonably be expected to result in a Material Adverse Effect.
(c)
To the knowledge of the Company, there is no Material violation by any Person of any right of the Company or any other Obligor with respect to any license, permit, franchise,

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Note Purchase Agreement
authorization, patent, copyright, proprietary software, service mark, trademark, trade name or other right owned or used by the Company or any other Obligor.
Section 5.12. Compliance with Employee Benefit Plans.
(a) The Company and each ERISA Affiliate have operated and administered each Plan in compliance with all applicable laws except for such instances of noncompliance as have not resulted in and would not, individually or in the aggregate, reasonably be expected to result in a
Material Adverse Effect. Except as has not resulted in or would not, individually or in the aggregate, reasonably be expected to result in a Material Adverse Effect: (i) neither the Company nor any ERISA Affiliate has incurred any liability pursuant to Title I or IV of ERISA or the penalty or excise tax provisions of the Code relating to employee benefit plans (as defined in section 3(3)
of ERISA), and (ii) no event, transaction or condition has occurred or exists that could, individually or in the aggregate, reasonably be expected to result in the incurrence of any such liability by the
Company or any ERISA Affiliate, or in the imposition of any Lien on any of the rights, properties or assets of the Company or any ERISA Affiliate, in either case pursuant to Title I or IV of ERISA or to section 430(k) of the Code or to any such penalty or excise tax provisions under the Code or section 4068 of ERISA or by the granting of a security interest in connection with the amendment of a Pension Plan under section 412 of the Code.
(b)
The present value of the aggregate benefit liabilities under each of the Pension
Plans, determined as of the end of such Pension Plan’s most recently ended plan year on the basis of the actuarial assumptions specified for funding purposes in such Pension Plan’s most recent actuarial valuation report, did not exceed the aggregate current value of the assets of such Pension
Plan allocable to such benefit liabilities by an amount that has resulted in or could, individually or in the aggregate, reasonably be expected to result in a Material Adverse Effect. The term “benefit liabilities” has the meaning specified in section 4001(a)(16) of ERISA and the terms “current value” and “present value” have the meaning specified in section 3(26) and section 3(27), respectively, of ERISA.
(c)
The Company and its ERISA Affiliates have not incurred withdrawal liabilities
(and are not subject to contingent withdrawal liabilities) under section 4201 or 4204 of ERISA in respect of Multiemployer Plans that individually or in the aggregate have resulted in or would reasonably be expected to result in a Material Adverse Effect.
(d)
The expected postretirement benefit obligation (determined as of the last day of the
Company’s most recently ended fiscal year in accordance with Financial Accounting Standards
Board Accounting Standards Codification Topic 715-60, without regard to liabilities attributable to continuation coverage mandated by section 4980B of the Code) of the Company and its
Subsidiaries is not reasonably likely to result in a Material Adverse Effect.
(e)
The execution and delivery of this Agreement and the issuance and sale of the Notes hereunder do not involve any transaction that is subject to the prohibitions of section 406(a) of
ERISA or in connection with which a tax could be imposed pursuant to section 4975(c)(1)(A)-(D)
of the Code. The representation by the Company to each Purchaser in the first sentence of this
Section 5.12(e) is made in reliance upon and subject to the accuracy of such Purchaser’s representation in Section 6.2.

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MSC Income Fund, Inc.
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(f)
The Company and its Subsidiaries do not have any Non-U.S. Plans the acts or omissions of or facts related to which have resulted or could, individually or in the aggregate, reasonably be expected to result in a Material Adverse Effect.
Section 5.13. Private Offering by the Company. Neither the Company nor anyone acting on its behalf has offered the Series A Notes or any substantially similar debt Securities for sale to, or solicited any offer to buy the Series A Notes or any substantially similar debt Securities from, or otherwise approached or negotiated in respect thereof with, any Person other than the
Purchasers, which have been offered the Series A Notes at a private sale for investment. Neither the Company nor anyone acting on its behalf has taken, or will take, any action that would subject the issuance or sale of the Series A Notes to the registration requirements of section 5 of the
Securities Act or to the registration requirements of any Securities or blue sky laws of any applicable jurisdiction.
Section 5.14. Use of Proceeds; Margin Regulations. The Company will apply the proceeds of the sale of the Series A Notes hereunder for the general corporate purposes of the
Company and its subsidiaries, including to make investments, repay existing debt and make distributions permitted by this Agreement. No part of the proceeds from the sale of the Series A
Notes hereunder will be used, directly or indirectly, for the purpose of buying or carrying any margin stock within the meaning of Regulation U of the Board of Governors of the Federal Reserve
System (12 CFR 221), or for the purpose of buying or carrying or trading in any Securities under such circumstances as to involve the Company in a violation of Regulation X of said Board (12
CFR 224) or to involve any broker or dealer in a violation of Regulation T of said Board (12 CFR
220). Margin stock does not constitute more than 25% of the value of the consolidated assets of the Company and its subsidiaries and the Company does not have any present intention that margin stock will constitute more than 25% of the value of such assets. As used in this Section, the terms
“margin stock” and “purpose of buying or carrying” shall have the meanings assigned to them in said Regulation U.
Section 5.15. Existing Indebtedness; Future Liens.
(a) Except as described therein, Schedule 5.15 (as may be updated by the Company for each Closing) sets forth a complete and correct list as of March 12, 2026 of all outstanding Material
Indebtedness for borrowed money of the Company and its Subsidiaries (provided that the aggregate amount of all Indebtedness for borrowed money not listed on Schedule 5.15 does not exceed $100,000,000) as of March 12, 2026, since which date there has been no Material change in the amounts, interest rates, sinking funds, installment payments or maturities of the Material
Indebtedness of the Company or its Subsidiaries. As of March 12, 2026, neither the Company nor any Subsidiary is in default (other than Immaterial Subsidiaries) and no waiver of default is currently in effect, in the payment of any principal or interest on any Indebtedness of the Company or such Subsidiary and, to the knowledge of the Company, no event or condition exists with respect to any Material Indebtedness of the Company or any Subsidiary (other than Immaterial
Subsidiaries) that would permit (or that with notice or the lapse of time, or both, would permit)
one or more Persons to cause such Indebtedness to become due and payable before its stated
maturity or before its regularly scheduled dates of payment.

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MSC Income Fund, Inc.
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(b)
Except as disclosed in Schedule 5.15 (as may be updated by the Company for each
Closing) or as would be permitted under Section 10.5 hereunder, neither the Company nor any
Subsidiary (other than Immaterial Subsidiaries) has agreed or consented to cause or permit any of its property, whether now owned or hereafter acquired, to be subject to a Lien that secures
Indebtedness or to cause or permit in the future (upon the happening of a contingency or otherwise)
any of its property, whether now owned or hereafter acquired, to be subject to a Lien that secures
Indebtedness.
(c)
Neither the Company nor any Subsidiary (other than Immaterial Subsidiaries) is a party to, or otherwise subject to any provision contained in, any instrument evidencing Material
Indebtedness of the Company or such Subsidiary, any agreement relating thereto or any other agreement (including its charter or any other organizational document) which limits the amount of, or otherwise imposes restrictions on the incurring of, Material Indebtedness of the Company, except as disclosed in Schedule 5.15 (as may be updated by the Company for each Closing).
Section 5.16. Foreign Assets Control Regulations, Etc.
(a) Neither the Company nor any Controlled Entity (i) is a Blocked Person, (ii) has been notified that its name appears or may in the future appear on a State Sanctions List or (iii) is a target of sanctions that have been imposed by the United Nations or the European Union.
(b)
Neither the Company nor any Controlled Entity (i) has violated, been found in violation of, or been charged or convicted under, any applicable Economic Sanctions Laws, Anti-
Money Laundering Laws or Anti-Corruption Laws or (ii) to the Company’s knowledge, is under investigation by any Governmental Authority for possible violation of any Economic Sanctions
Laws, Anti-Money Laundering Laws or Anti-Corruption Laws.
(c)
No part of the proceeds from the sale of the Notes hereunder:
(i)
constitutes or will constitute funds obtained on behalf of any Blocked
Person or will otherwise be used by the Company or any Controlled Entity, directly or indirectly, (A) in connection with any investment in, or any transactions or dealings with, any Blocked Person, (B) for any purpose that would cause any Purchaser to be in violation of any Economic Sanctions Laws or (C) otherwise in violation of any Economic Sanctions
Laws;
(ii)
will be used, directly or indirectly, in violation of, or cause any Purchaser to be in violation of, any applicable Anti-Money Laundering Laws; or
(iii)
will be used, directly or indirectly, for the purpose of making any improper payments, including bribes, to any Governmental Official or commercial counterparty in order to obtain, retain or direct business or obtain any improper advantage, in each case which would be in violation of, or cause any Purchaser to be in violation of, any applicable
Anti-Corruption Laws.
(d)
The Company has established procedures and controls which it reasonably believes are adequate (and otherwise comply with applicable law) to ensure that the Company and each

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MSC Income Fund, Inc.
Note Purchase Agreement
Controlled Entity is and will continue to be in compliance with all applicable Economic Sanctions
Laws, Anti-Money Laundering Laws and Anti-Corruption Laws.
Section 5.17. Environmental Matters.
(a) Neither the Company nor any Subsidiary has received any written claim and no proceeding has been instituted asserting any claim against the Company or any of its Subsidiaries or with respect to any real property now or formerly owned, leased or operated by any of them, alleging any damage to the environment or violation of any Environmental Laws, except, in each case, such as would not reasonably be expected to result in a Material Adverse Effect.
(b)
Neither the Company nor any Subsidiary has knowledge of any facts which would reasonably be expected to give rise to any claim, public or private, of violation of or liability under
Environmental Laws by the Company or any Subsidiary, except, in each case, such as would not, individually or in the aggregate, reasonably be expected to result in a Material Adverse Effect.
(c)
Neither the Company nor any Subsidiary has handled, stored, or disposed of any
Hazardous Materials on real properties now or formerly owned, leased or operated by any of them in a manner which has violated any Environmental Law that would, individually or in the aggregate, reasonably be expected to result in a Material Adverse Effect.
(d)
Neither the Company nor any Subsidiary has had a release of any Hazardous
Materials in a manner which would reasonably be expected to give rise to liability under any
Environmental Law that would, individually or in the aggregate, reasonably be expected to result in a Material Adverse Effect.
Section 5.18. Investment Company Act.
(a)
The Company has elected to be regulated as a “business development company”
within the meaning of the Investment Company Act and qualifies as a RIC.
(b)
The business and other activities of the Company and its Subsidiaries, including the issuance of the Notes hereunder, the application of the proceeds and repayment thereof by the
Company and the consummation of the transactions contemplated by this Agreement do not result in a violation or breach in any material respect of the provisions of the Investment Company Act or any rules, regulations or orders issued by the SEC thereunder, in each case that are applicable to the Company and its Subsidiaries.
(c)
The Company is in compliance in all respects with the Investment Policies, except to the extent that the failure to so comply would not reasonably be expected to have a Material
Adverse Effect.
Section 5.19. Priority of Obligations. The payment obligations of the Company under this Agreement and the Notes, and the payment obligations of any Subsidiary Guarantor under its
Subsidiary Guaranty, rank at least pari passu, without preference or priority, with all other unsecured and unsubordinated Indebtedness of the Company or such Subsidiary Guarantor, as applicable.

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MSC Income Fund, Inc.
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Section 6.
Representations of the Purchasers.
Section 6.1.
Purchase for Investment. Each Purchaser severally represents that it is purchasing the Notes for its own account or for one or more separate accounts maintained by such
Purchaser or for the account of one or more pension or trust funds and not with a view to the distribution thereof, provided that the disposition of such Purchaser’s or their property shall at all times be within such Purchaser’s or their control. Each Purchaser understands that the Notes have not been registered under the Securities Act and may be resold only if registered pursuant to the provisions of the Securities Act or if an exemption from registration is available, except under circumstances where neither such registration nor such an exemption is required by law, and that the Company is not required to register the Notes.
Section 6.2.
Source of Funds. Each Purchaser severally represents that at least one of the following statements is an accurate representation as to each source of funds (a “Source”) to be used by such Purchaser to pay the purchase price of the Notes to be purchased by such Purchaser hereunder:
(a)
the Source is an “insurance company general account” (as the term is defined in the
United States Department of Labor’s Prohibited Transaction Exemption (“PTE”) 95-60) in respect of which the reserves and liabilities (as defined by the annual statement for life insurance companies approved by the NAIC (the “NAIC Annual Statement”)) for the general account contract(s) held by or on behalf of any employee benefit plan together with the amount of the reserves and liabilities for the general account contract(s) held by or on behalf of any other employee benefit plans maintained by the same employer (or affiliate thereof as defined in PTE
95-60) or by the same employee organization in the general account do not exceed 10% of the total reserves and liabilities of the general account (exclusive of separate account liabilities) plus surplus as set forth in the NAIC Annual Statement filed with such Purchaser’s state of domicile; or
(b)
the Source is a separate account that is maintained solely in connection with such
Purchaser’s fixed contractual obligations under which the amounts payable, or credited, to any employee benefit plan (or its related trust) that has any interest in such separate account (or to any participant or beneficiary of such plan (including any annuitant)) are not affected in any manner by the investment performance of the separate account;
(c)
the Source is either (i) an insurance company pooled separate account, within the meaning of PTE 90-1 or (ii) a bank collective investment fund, within the meaning of the PTE 91-38 and, except as disclosed by such Purchaser to the Company in writing pursuant to this clause (c), no employee benefit plan or group of plans maintained by the same employer or employee organization beneficially owns more than 10% of all assets allocated to such pooled separate account or collective investment fund;
(d)  the Source constitutes assets of an “investment fund” (within the meaning of Part
VI of PTE 84-14 (the “QPAM Exemption”)) managed by a “qualified professional asset manager” or “QPAM” (within the meaning of Part VI of the QPAM Exemption), no employee benefit plan’s assets that are managed by the QPAM in such investment fund, when combined with the assets of all other employee benefit plans established or maintained by the same employer or by an affiliate (within the meaning of Part VI(c)(1) of the QPAM Exemption) of such employer

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MSC Income Fund, Inc.
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or by the same employee organization and managed by such QPAM, represent more than 20% of the total client assets managed by such QPAM, the conditions of Part I(c) and (g) of the QPAM
Exemption are satisfied, neither the QPAM nor a person controlling or controlled by the QPAM maintains an ownership interest in the Company that would cause the QPAM and the Company to be “related” within the meaning of Part VI(h) of the QPAM Exemption and (i) the identity of such
QPAM and (ii) the names of any employee benefit plans whose assets in the investment fund, when combined with the assets of all other employee benefit plans established or maintained by the same employer or by an affiliate (within the meaning of Part VI(c)(1) of the QPAM Exemption)
of such employer or by the same employee organization, represent 10% or more of the assets of such investment fund, have been disclosed to the Company in writing pursuant to this clause (d);
(e)
the Source constitutes assets of a “plan(s)” (within the meaning of Part IV(h) of
PTE 96-23 (the “INHAM Exemption”)) managed by an “in-house asset manager” or “INHAM”
(within the meaning of Part IV(a) of the INHAM Exemption), the conditions of Part I(a), (g) and
(h) of the INHAM Exemption are satisfied, neither the INHAM nor a person controlling or controlled by the INHAM (applying the definition of “control” in Part IV(d)(3) of the INHAM
Exemption) owns a 10% or more interest in the Company and (i) the identity of such INHAM and
(ii) the name(s) of the employee benefit plan(s) whose assets constitute the Source have been disclosed to the Company in writing pursuant to this clause (e);
(f)
the Source is a governmental plan (as defined in section 3(32) of ERISA), a church plan (as defined in section 3(33) of ERISA) that has not made an election under section 410(d) of the Code, or a Non-U.S. Plan;
(g)
the Source is one or more employee benefit plans, or a separate account or trust fund comprised of one or more employee benefit plans, each of which has been heretofore identified to the Company in writing pursuant to this clause (g); or
(h)the Source does not include assets of any employee benefit plan.
As used in this Section 6.2, the terms “employee benefit plan,” “governmental plan” and
“separate account” shall have the respective meanings assigned to such terms in section 3 of
ERISA.
Section 6.3.
Investment Experience;  Access  to  Information.
Each Purchaser
severally represents that it (a) is an institutional “accredited investor” as defined in Rule 501(a) of
Regulation D promulgated under the Securities Act, an “Institutional Account” as defined in
FINRA Rule 4512(c) and a Qualified Institutional Buyer, (b) either alone or together with its representatives has such knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of this investment and make an informed decision to so invest, and has so evaluated the risks and merits of such investment, (c) has the ability to bear the economic risks of this investment and can afford a complete loss of such investment,
(d) understands the terms of and risks associated with the purchase of the Notes, including, without limitation, a lack of liquidity, pricing availability and risks associated with the industry in which the Company operates, (e) has had the opportunity to review (i) the Disclosure Documents, (ii) the
Annual Report on Form 10-K for the Company for the fiscal year ended December 31, 2025 and
(iii) such other disclosure regarding the Company, its business and its financial condition as such

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MSC Income Fund, Inc.
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Purchaser has determined to be necessary in connection with the purchase of the Notes, and (f) has had an opportunity to ask such questions and make such inquiries concerning the Company, its business, its management and its financial affairs and condition, in each case, as such Purchaser has deemed appropriate in connection with such purchase and to receive satisfactory answers to such questions and inquiries.
Section 6.4.
Authorization. Each Purchaser, or Assignee following an assignment in accordance with Section 13.2, as applicable, severally represents that (a) it has full power and authority to enter into this Agreement and (b) this Agreement, when executed and delivered by such Purchaser or assigned to an Assignee in accordance with Section 13.2, will constitute valid and legally binding obligations of such Purchaser or Assignee, as applicable, enforceable in accordance with their terms, except as limited by applicable bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance and any other laws of general application affecting enforcement of creditors’ rights generally, and as limited by laws relating to the availability of specific performance, injunctive relief or other equitable remedies.
Section 6.5.
Restricted Securities. Each Purchaser understands that the Notes have not been, and will not be, registered under the Securities Act by reason of a specific exemption from the registration provisions of the Securities Act which depends upon, among other things, the bona fide nature of the investment intent and the accuracy of each Purchaser’s representations as expressed herein. Each Purchaser understands that the Notes are “restricted securities” under applicable U.S. federal and state securities laws and that, pursuant to these laws, each Purchaser must hold the Notes indefinitely unless they are registered with the SEC and qualified by state authorities, or an exemption from such registration and qualification requirements is available.
Each Purchaser acknowledges that the Company has no obligation to register or qualify the Notes for resale. Each Purchaser further acknowledges that if an exemption from registration or qualification is available, it may be conditioned on various requirements including, but not limited to, the time and manner of sale, the holding period for the Notes, and on requirements relating to the Company which are outside of such Purchaser’s control, and which the Company is under no obligation and may not be able to satisfy.
Section 6.6.
No Public Market. Each Purchaser understands that no public market now exists for the Notes, and that the Company has made no assurances that a public market will ever exist for the Notes.
Section 6.7.
Legends. Each Purchaser understands that the Notes may be notated with one or both of the following legends:
(a)
“THE NOTE REPRESENTED HEREBY HAS NOT BEEN REGISTERED
UNDER THE SECURITIES ACT OF 1933, AND HAS BEEN ACQUIRED FOR INVESTMENT
AND NOT WITH A VIEW TO, OR IN CONNECTION WITH, THE SALE OR DISTRIBUTION
THEREOF.
NO SUCH TRANSFER MAY BE EFFECTED WITHOUT AN EFFECTIVE
REGISTRATION STATEMENT RELATED THERETO OR UNLESS AN EXEMPTION
FROM REGISTRATION UNDER THE SECURITIES ACT OF 1933 IS AVAILABLE.”
(b)
Any legend required by the securities laws of any state to the extent such laws are applicable to the Notes represented by the certificate, instrument or book entry so legended.

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MSC Income Fund, Inc.
Note Purchase Agreement
Section 7.
Information as to Company.
Section 7.1.
Financial and Business Information. The Company shall deliver to each
Purchaser and each holder of a Note that, in each case, is an Institutional Investor:
(a)
Quarterly Statements — within 60 days (or such shorter period as is the earlier of
(x) 15 days greater than the period applicable to the filing of the Company’s Quarterly Report on
Form 10-Q (the “Form 10-Q”) with the SEC regardless of whether the Company is subject to the filing requirements thereof and (y) the date by which such financial statements are required to be delivered under any Material Credit Facility or the date on which such corresponding financial statements are delivered under any Material Credit Facility if such delivery occurs earlier than such required delivery date) after the end of each quarterly fiscal period in each fiscal year of the
Company (other than the last quarterly fiscal period of each such fiscal year), duplicate copies of:
(i)
consolidated balance sheets of the Company as at the end of such quarter,
and
(ii)
consolidated statements of operations of the Company for such quarter and for the portion of the fiscal year ending with such quarter and consolidated statements of changes in net assets and consolidated statements of cash flows of the Company for the portion of the fiscal year ending with such quarter,
setting forth in each case in comparative form the figures for the corresponding periods in the previous fiscal year (to the extent applicable), all in reasonable detail, prepared in accordance with
GAAP applicable to quarterly financial statements generally (other than absence of footnotes and year-end adjustments), and certified by a Senior Financial Officer as fairly presenting, in all material respects, the financial position of the Company and its consolidated subsidiaries being reported on and their results of operations and cash flows, subject to changes resulting from year-
end adjustments;
(b)
Annual Statements — within 105 days (or such shorter period as is the earlier of (x)
15 days greater than the period applicable to the filing of the Company’s Annual Report on Form
10-K (the “Form 10-K”) with the SEC regardless of whether the Company is subject to the filing requirements thereof and (y) the date by which such financial statements are required to be delivered under any Material Credit Facility or the date on which such corresponding financial statements are delivered under any Material Credit Facility if such delivery occurs earlier than such required delivery date) after the end of each fiscal year of the Company, duplicate copies of:
(i)
a consolidated balance sheet of the Company and its consolidated subsidiaries as at the end of such year, and
(ii)
consolidated statements of operations, changes in net assets and cash flows of the Company and its consolidated subsidiaries for such year, setting forth in each case in comparative form the figures for the previous fiscal year (to the extent applicable), all in reasonable detail, prepared in accordance with GAAP, and accompanied by an opinion thereon (without a “going concern” qualification or exception as to the Company (other than as a result of the impending maturity or any prospective default under any credit document of

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the Company, including this Agreement and the Notes) and without any qualification or exception as to the scope of the audit on which such opinion is based) of independent public accountants of recognized national standing, which opinion shall state that such financial statements present fairly, in all material respects, the financial position of the companies being reported upon and their results of operations and cash flows and have been prepared in conformity with GAAP, and that the examination of such accountants in connection with such financial statements has been made in accordance with generally accepted auditing standards, and that such audit provides a reasonable basis for such opinion in the circumstances;
(c)
SEC and Other Reports — promptly upon their becoming available, one copy of
(i) each financial statement, report, notice, proxy statement or similar document sent by the
Company or any other Obligor to its public Securities holders generally, and (ii) each regular or periodic report, each registration statement (without exhibits except as expressly requested by such holder), and each prospectus and all amendments thereto filed by the Company or any other
Obligor with the SEC and of all press releases and other statements made available generally by the Company or any other Obligor to the public concerning developments that are Material;
(d)
Notice of Event of Default — promptly, and in any event within 5 Business Days, after a Responsible Officer becoming aware of the existence of any Event of Default or that any
Person (other than a Purchaser or a holder of a Note (except with respect to any claimed default of the type referred to in Section 11(a) or 11(b) provided by any single holder of a Note)) has given any notice or taken any action with respect to a claimed default hereunder or that any Person (other than a Purchaser or a holder of a Note) has given any notice or taken any action with respect to a claimed default of the type referred to in Section 11(f), a written notice specifying the nature and period of existence thereof and what action the Company is taking or proposes to take with respect thereto;
(e)
Employee Benefits Matters — promptly, and in any event within 5 days, after a
Responsible Officer becoming aware of any of the following, a written notice setting forth the nature thereof and the action, if any, that the Company or an ERISA Affiliate proposes to take with respect thereto:
(i)
with respect to any Pension Plan, any reportable event, as defined in section 4043(c) of ERISA and the regulations thereunder, for which notice thereof has not been waived pursuant to such regulations as in effect on the date hereof, which in the case of any Pension Plan sponsored or maintained by an ERISA Affiliate would reasonably be expected to have a Material Adverse Effect;
(ii)
the taking by the PBGC of steps to institute, or the threatening by the PBGC of the institution of, proceedings under section 4042 of ERISA for the termination of, or the appointment of a trustee to administer, any Pension Plan which in the case of any
Pension Plan sponsored or maintained by an ERISA Affiliate would reasonably be expected to have a Material Adverse Effect, or the receipt by the Company or any ERISA
Affiliate of a notice from a Multiemployer Plan that such action has been taken by the
PBGC with respect to such Multiemployer Plan (to the extent such action would reasonably be expected to result in a Material Adverse Effect);

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(iii)
any event, transaction or condition that would reasonably be expected to result in the incurrence of any liability by the Company or any ERISA Affiliate pursuant to Title I or IV of ERISA or the penalty or excise tax provisions of the Code relating to employee benefit plans (as defined in section 3(3) of ERISA), or in the imposition of any
Lien on any of the rights, properties or assets of the Company or any ERISA Affiliate pursuant to Title I or IV of ERISA or such penalty or excise tax provisions, if such liability or Lien, taken together with any other such liabilities or Liens then existing, would reasonably be expected to have a Material Adverse Effect; or
(iv) receipt of notice of the imposition of a financial penalty (which for this purpose shall mean any tax, penalty or other liability, whether by way of indemnity or otherwise) with respect to one or more Non-U.S. Plans that would reasonably be expected to have a Material Adverse Effect;
(f)  Notices from Governmental Authority — promptly, and in any event within 30 days of receipt thereof, copies of any notice to the Company or any other Obligor from any
Governmental Authority relating to any order, ruling, statute or other law or regulation that would reasonably be expected to have a Material Adverse Effect and to the extent such notice is required to be disclosed in connection with any regulation or disclosure obligations under the Securities
Act;
(g)
Resignation or Replacement of Auditors — within 10 days following the date on which the Company’s auditors resign or the Company elects to change auditors, as the case may be, notification thereof, together with such further information as the Required Holders may request; and
(h)
Requested Information — with reasonable promptness, such other data and information relating to the business, operations, affairs, financial condition, assets or properties of the Company or any other Obligor or relating to the ability of the Company to perform its obligations hereunder and under the Notes as from time to time may be reasonably requested by a holder of the Notes, in each case to the extent reasonably available to the Company.
Section 7.2.
Officer’s Certificate.Each set of financial statements delivered to a
Purchaser or holder of a Note pursuant to Section 7.1(a) or Section 7.1(b) shall be accompanied by a certificate of a Senior Financial Officer:
(a)
Covenant Compliance — setting forth the information from such financial statements that is required in order to establish whether the Company was in compliance with the requirements of Section 10.8 during the quarterly or annual period covered by the financial statements then being furnished (including with respect to each such provision that involves mathematical calculations, the information from such financial statements that is required to perform such calculations) and detailed calculations of the maximum or minimum amount, ratio or percentage, as the case may be, permissible under the terms of such Section, and the calculation of the amount, ratio or percentage then in existence. In the event that the Company or any other
Obligor has made an election to measure any financial liability using fair value (which election is being disregarded for purposes of determining compliance with this Agreement pursuant to
Section 22.2) as to the period covered by any such financial statement, such Senior Financial

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Officer’s certificate as to such period shall include a reconciliation from GAAP with respect to such election;
(b)
Event of Default — certifying that such Senior Financial Officer has reviewed the relevant terms hereof and has made, or caused to be made, under his or her supervision, a review of the transactions and conditions of the Company and the other Obligors from the beginning of the quarterly or annual period covered by the statements then being furnished to the date of the certificate and that such review shall not have disclosed the existence during such period of any condition or event that constitutes an Event of Default or, if any such condition or event existed or exists (including any such event or condition resulting from the failure of the Company or any other Obligor to comply with any Environmental Law), specifying the nature and period of existence thereof and what action the Company shall have taken or proposes to take with respect thereto; and
(c)
Subsidiary Guarantors – setting forth a statement of any changes to the list of all
Subsidiaries that are Subsidiary Guarantors since the most recent statement delivered pursuant to this Section 7.2 and certifying that each Subsidiary that is required to be a Subsidiary Guarantor pursuant to Section 9.7 is a Subsidiary Guarantor, in each case, as of the date of such certificate of
Senior Financial Officer.
Section 7.3.
Visitation.
The Company shall permit the representatives of each
Purchaser and each holder of a Note that, in each case, is an Institutional Investor:No Default —
if no Event of Default then exists and is continuing, at the expense of such holder and upon at least ten (10) Business Days’ prior notice to the Company, to visit the principal executive office of the
Company, to discuss the affairs, finances and accounts of the Company and the other Obligors with the Company’s officers, and (with the consent of the Company, which consent will not be unreasonably withheld and so long as a Senior Financial Officer or his or her delegee is given reasonable notice and the opportunity to be present during such discussions) its independent public accountants, and (with the consent of the Company, which consent will not be unreasonably withheld) to visit the other offices and properties of the Company and each other Obligor, all at such reasonable times and as often as may be reasonably requested in writing; provided, that such visitation rights set forth in this clause (a) may only be exercised once per calendar year for all holders of the Notes, collectively, on a mutually agreed date; and
(b)
Default — if an Event of Default then exists and is continuing, at the expense of the Company and upon at least ten (10) Business Days’ prior notice to the Company, to visit and inspect any of the offices or properties of the Company or any other Obligor, to examine all their respective books of account, records, reports and other papers, to make copies and extracts therefrom, and to discuss their respective affairs, finances and accounts with their respective officers and independent public accountants (and by this provision the Company authorizes said accountants to discuss the affairs, finances and accounts of the Company and the other Obligors so long as a Senior Financial Officer or his or her delegee is given reasonable notice and the opportunity to be present during such discussions), all at such reasonable times and as often as may be reasonably requested.
Section 7.4.
Electronic Delivery.
Financial statements, opinions of independent
certified public accountants, other information and Officer’s Certificates that are required to be

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delivered by the Company pursuant to Sections 7.1(a), (b) or (c) and Section 7.2 shall be deemed to have been delivered if the Company satisfies any of the following requirements with respect thereto:
(a)
such financial statements satisfying the requirements of Section 7.1(a) or (b) and related Officer’s Certificate satisfying the requirements of Section 7.2 and any other information required under Section 7.1(c) are delivered to each holder of a Note by e-mail at the e-mail address set forth in such holder’s Purchaser Schedule as communicated from time to time in a separate writing delivered to the Company;
(b)
the Company shall have timely filed such Form 10–Q or Form 10–K, satisfying the requirements of Section 7.1(a) or Section 7.1(b), as the case may be, with the SEC on EDGAR and shall have made such form accessible from its home page on the internet, which is located at
www.mscincomefund.com as of the date of this Agreement and shall have delivered and, with respect to Section 7.1(a) or Section 7.1(b), the related Officer’s Certificate satisfying the requirements of Section 7.2 to each holder of a Note by electronic mail;
(c)
such financial statements satisfying the requirements of Section 7.1(a) or Section
7.1(b) and related Officer’s Certificate(s) satisfying the requirements of Section 7.2 and any other information required under Section 7.1(c), as applicable, is or are timely posted by or on behalf of the Company on IntraLinks or on any other similar website to which each holder of Notes has free access; or
(d)
the Company shall have timely filed any of the items referred to in Section 7.1(c)
with the SEC on EDGAR and shall have made such items available on its home page on the internet or on IntraLinks or on any other similar website to which each holder of Notes has free access;
provided however, that in no case shall access to such financial statements, other information and
Officer’s Certificates be conditioned upon any waiver or other agreement or consent (other than confidentiality provisions consistent with Section 20 of this Agreement or customary disclaimers included in the Company’s website); provided further, that, in the case of any of clause (b), (c) or
(d), the Company shall have given each holder of a Note prior written notice, which may be by e-
mail, included in the Officer’s Certificate delivered pursuant to Section 7.2 or in accordance with
Section 18, of such posting or filing in connection with each delivery; provided further, that upon request of any holder to receive paper copies of such forms, financial statements, other information and Officer’s Certificates or to receive them by e-mail, the Company will promptly e-mail them or deliver such paper copies, as the case may be, to such holder.
Section 8.
Payment and Prepayment of the Notes.
Section 8.1.
Maturity. As provided therein, the entire unpaid principal balance of each
Note shall be due and payable on the Maturity Date thereof.
Section 8.2.
Optional Prepayments with Prepayment Settlement Amount.
The
Company may, at its option, upon notice as provided below, prepay at any time all, or from time to time any part of, any Series or tranche of the Notes, in an amount not less than 10% of the aggregate principal amount of such Series or tranche of Notes then outstanding in the case of a

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partial prepayment, at 100% of the principal amount so prepaid, and the Prepayment Settlement
Amount applicable to such Series or tranche of Notes determined for the prepayment date with respect to such principal amount. The Company will give each holder of such Series or tranche of
Notes written notice of each optional prepayment under this Section 8.2 not less than 10 days and not more than 60 days prior to the date fixed for such prepayment unless the Company and the holders of greater than 50.00% in principal amount of such Series or tranche of Notes at the time outstanding (exclusive of Notes then owned by the Affiliated Holders) agree to another time period pursuant to Section 17. Each such notice shall specify such date (which shall be a Business Day), the aggregate principal amount of such Series or tranche of Notes to be prepaid on such date, the principal amount of each Note held by such holder to be prepaid (determined in accordance with
Section 8.3), and the interest in such Series or tranche to be paid on the prepayment date with respect to such principal amount being prepaid, and shall be accompanied by a certificate of a
Senior Financial Officer as to the estimated Prepayment Settlement Amount applicable to such
Series or tranche of Notes due in connection with such prepayment (calculated as if the date of such notice were the date of the prepayment), setting forth the details of such computation. Two
Business Days prior to such prepayment, the Company shall deliver to each holder of Notes in such Series or tranche a certificate of a Senior Financial Officer specifying the calculation of such
Prepayment Settlement Amount applicable to such Series or tranche of Notes as of the specified prepayment date.
Section 8.3.
Allocation of Partial Prepayments. In the case of each partial prepayment of any Series or tranche of Notes pursuant to Section 8.2, the principal amount of such Series or tranche of Notes to be prepaid shall be allocated among all of the Notes in such Series or tranche at the time outstanding in proportion, as nearly as practicable, to the respective unpaid principal amounts thereof not theretofore called for prepayment. For the avoidance of doubt, so long as no
Event of Default then exists, the Company may optionally prepay any Series or tranche of Notes without the allocation of such prepayment among all of the Notes at the time outstanding, if such
Series or tranche, as applicable, is paid in full when the Prepayment Settlement Amount for such
Series or tranche, as applicable, is zero.
Section 8.4.
Maturity; Surrender, Etc. In the case of each prepayment of any Series or tranche of Notes pursuant to this Section 8, the principal amount of each Note to be prepaid shall mature and become due and payable on the date fixed for such prepayment, together with interest on such principal amount accrued to such date and the applicable Prepayment Settlement
Amount, if any, or Make-Whole Amount, if any. From and after such date, unless the Company shall fail to pay such principal amount when so due and payable, together with the interest and
Prepayment Settlement Amount, if any, or Make-Whole Amount, if any, as aforesaid, interest on such principal amount shall cease to accrue. Any Note paid or prepaid in full shall be surrendered to the Company and cancelled and shall not be reissued, and no Note shall be issued in lieu of any prepaid principal amount of any Note.
Section 8.5.
Purchase of Notes. The Company will not and will not permit any Affiliate to purchase, redeem, prepay or otherwise acquire, directly or indirectly, any of the outstanding
Notes except (a) upon the payment or prepayment of such Notes in accordance with this
Agreement and such Notes or (b) pursuant to an offer to purchase made by the Company or an
Affiliate pro rata to the holders of all Notes in any Series or tranche at the time outstanding upon the same terms and conditions. Any such offer shall provide each applicable holder with sufficient

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information to enable it to make an informed decision with respect to such offer, and shall remain open for at least 10 Business Days. If the holders of more than 25% of the principal amount of the
Notes in such Series or tranche then outstanding accept such offer, the Company shall promptly notify the remaining holders Notes in such Series or tranche of such fact and the expiration date for the acceptance by holders of Notes in such Series or tranche of such offer shall be extended by the number of days necessary to give each such remaining holder at least 5 Business Days from its receipt of such notice to accept such offer. The Company will promptly cancel such Notes acquired by it or any Affiliate pursuant to any payment, prepayment or purchase of such Notes pursuant to this Agreement and no Notes may be issued in substitution or exchange for any such
Notes. For the avoidance of doubt, no Prepayment Settlement Amount shall be owed in connection with any prepayment made pursuant to this Section 8.5(b).
Section 8.6.
Make-Whole Amount; Prepayment Settlement Amount.
“Prepayment Settlement Amount” means with respect to any Series A Note, an amount equal to the “Prepayment Settlement Amount”, as follows:
Prepaid during the period
Prepayment Settlement Amount
Make-Whole Amount of the principal amount
to be prepaid
On or before February 28, 2029
After February 28, 2029
Zero
“Make-Whole Amount” means, with respect to any Note, an amount equal to the excess, if any, of the Discounted Value of the Remaining Scheduled Payments with respect to the Called
Principal of such Note over the amount of such Called Principal, provided that the Make-Whole
Amount may in no event be less than zero. For the purposes of determining the Make-Whole
Amount, the following terms have the following meanings:
“Called Principal” means, with respect to any Note, the principal of such Note that is to be prepaid pursuant to Section 8.2 or has become or is declared to be immediately due and payable pursuant to Section 12.1, as the context requires.
“Discounted Value” means, with respect to the Called Principal of any Note, the amount obtained by discounting all Remaining Scheduled Payments with respect to such Called Principal from their respective scheduled due dates to the Settlement Date with respect to such Called
Principal, in accordance with accepted financial practice and at a discount factor (applied on the same periodic basis as that on which interest on the Notes is payable) equal to the Reinvestment
Yield with respect to such Called Principal.
“Reinvestment Yield” means, with respect to the Called Principal of any Note, the sum of (a) 0.50% plus (b) the yield to maturity implied by the “Ask Yield(s)” reported as of 10:00 a.m.
(New York City time) on the second Business Day preceding the Settlement Date with respect to such Called Principal, on the display designated as “Page PX1” (or such other display as may replace Page PX1) on Bloomberg Financial Markets for the most recently issued actively traded on-the-run U.S. Treasury securities (“Reported”) having a maturity equal to the Remaining
Average Life of such Called Principal as of such Settlement Date.  If there are no such U.S.

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Treasury securities Reported having a maturity equal to such Remaining Average Life, then such implied yield to maturity will be determined by (i) converting U.S. Treasury bill quotations to bond equivalent yields in accordance with accepted financial practice and (ii) interpolating linearly between the “Ask Yields” Reported for the applicable most recently issued actively traded on-the-
run U.S. Treasury securities with the maturities (1) closest to and greater than such Remaining
Average Life and (2) closest to and less than such Remaining Average Life. The Reinvestment
Yield shall be rounded to the number of decimal places as appears in the interest rate of the applicable Note.
If such yields are not Reported or the yields Reported as of such time are not ascertainable
(including by way of interpolation), then “Reinvestment Yield” means, with respect to the Called
Principal of any Note, the sum of (x) 0.50% plus (y) the yield to maturity implied by the U.S.
Treasury constant maturity yields reported, for the latest day for which such yields have been so reported as of the second Business Day preceding the Settlement Date with respect to such Called
Principal, in Federal Reserve Statistical Release H.15 (or any comparable successor publication)
for the U.S. Treasury constant maturity having a term equal to the Remaining Average Life of such
Called Principal as of such Settlement Date. If there is no such U.S. Treasury constant maturity having a term equal to such Remaining Average Life, such implied yield to maturity will be determined by interpolating linearly between (1) the U.S. Treasury constant maturity so reported with the term closest to and greater than such Remaining Average Life and (2) the U.S. Treasury constant maturity so reported with the term closest to and less than such Remaining Average Life.
The Reinvestment Yield shall be rounded to the number of decimal places as appears in the interest rate of the applicable Note.
“Remaining Average Life” means, with respect to any Called Principal of any Note, the number of years obtained by dividing (i) such Called Principal into (ii) the sum of the products obtained by multiplying (a) the principal component of each Remaining Scheduled Payment with respect to such Called Principal by (b) the number of years, computed on the basis of a 360-day year comprised of twelve 30-day months and calculated to two decimal places, that will elapse between the Settlement Date with respect to such Called Principal and the scheduled due date of such Remaining Scheduled Payment.
“Remaining Scheduled Payments” means, with respect to the Called Principal of any
Note, all payments of such Called Principal and interest thereon that would be due after the
Settlement Date with respect to such Called Principal if no payment of such Called Principal were made prior to its scheduled due date, provided that if such Settlement Date is not a date on which interest payments are due to be made under the Notes, then the amount of the next succeeding scheduled interest payment will be reduced by the amount of interest accrued to such Settlement
Date and required to be paid on such Settlement Date pursuant to Section 8.2 or Section 12.1.
“Settlement Date” means, with respect to the Called Principal of any Note, the date on which such Called Principal is to be prepaid pursuant to Section 8.2 or has become or is declared to be immediately due and payable pursuant to Section 12.1, as the context requires.
Section 8.7.
Payments Due on Non-Business Days. Anything in this Agreement or the
Notes to the contrary notwithstanding, (x) except as set forth in clause (y), any payment of interest on any Note that is due on a date that is not a Business Day shall be made on the next succeeding

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Business Day without including the additional days elapsed in the computation of the interest payable on such next succeeding Business Day; and (y) any payment of principal of or Make-
Whole Amount on, or the Prepayment Settlement Amount on, any Note (including principal due on the Maturity Date of such Note) that is due on a date that is not a Business Day shall be made on the next succeeding Business Day and shall include the additional days elapsed in the computation of interest payable on such next succeeding Business Day.
Section 8.8.
Change in Control.
(a) Notice of Change in Control. The Company will, within fifteen Business Days after any Responsible Officer has knowledge of the occurrence of any Change in Control, give written notice of such Change in Control to each holder of Notes. Such notice shall contain and constitute an offer to prepay Notes as described in subparagraph (b) of this Section 8.8 and shall be accompanied by the certificate described in subparagraph (e) of this Section 8.8.
(b)
Offer to Prepay Notes. The offer to prepay Notes contemplated by subparagraph
(a) of this Section 8.8 shall be an offer to prepay, in accordance with and subject to this Section
8.8, all, but not less than all, the Notes held by each holder (in this case only, “holder” in respect of any Note registered in the name of a nominee for a disclosed beneficial owner shall mean such beneficial owner) on a date specified in such offer (the “Section 8.8 Proposed Prepayment
Date”). Such date shall be not less than 30 days and not more than 60 days after the date of such offer (if the Section 8.8 Proposed Prepayment Date shall not be specified in such offer, the Section
8.8 Proposed Prepayment Date shall be the first Business Day after the 45th day after the date of such offer).
(c)
Acceptance/Rejection.  A holder of Notes may accept the offer to prepay made pursuant to this Section 8.8 by causing a notice of such acceptance to be delivered to the Company not later than 15 Business Days after receipt by such holder of the most recent offer of prepayment.
A failure by a holder of Notes to respond to an offer to prepay made pursuant to this Section 8.8 shall be deemed to constitute rejection of such offer by such holder.
(d)
Prepayment. Prepayment of the Notes to be prepaid pursuant to this Section 8.8 shall be at 100% of the principal amount of such Notes, together with interest on such Notes accrued to, but excluding, the date of prepayment, but without Make-Whole Amount, Prepayment
Settlement Amount or other premium.
(e)
Officer’s Certificate. Each offer to prepay the Notes pursuant to this Section 8.8 shall be accompanied by a certificate, executed by a Senior Financial Officer of the Company and dated the date of such offer, specifying: (i) the Section 8.8 Proposed Prepayment Date; (ii) that such offer is made pursuant to this Section 8.8; (iii) the principal amount of each Note offered to be prepaid; (iv) the interest that would be due on each Note offered to be prepaid, accrued to, but excluding, the Section 8.8 Proposed Prepayment Date; (v) that the conditions of this Section 8.8 have been fulfilled; and (vi) in reasonable detail, the nature and date of the Change in Control.
(f)
Definitions.
“Change in Control” means (i) the acquisition of ownership, directly or indirectly, beneficially or of record, by any Person or group (within the meaning of the Exchange Act as in

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effect on the date hereof) (other than any Affiliate of the Investment Advisor or the Company) of
shares representing more than 35% of the aggregate ordinary voting power represented by the issued and outstanding Equity Interests in the Investment Advisor or the Company; or (ii) the
Company shall cease to be managed by the Investment Advisor.
Section 9.
Affirmative Covenants.
The Company covenants from the Effective Date and thereafter so long as any of the Notes are outstanding that:
Section 9.1.
Compliance with Laws. Without limiting Section 10.4, the Company will, and will cause each of its Subsidiaries to, comply with all laws, ordinances or governmental rules or regulations to which each of them is subject (including ERISA, Environmental Laws, the USA
PATRIOT Act and the other laws and regulations that are referred to in Section 5.16) and will obtain and maintain in effect all licenses, certificates, permits, franchises and other governmental authorizations necessary to the ownership of their respective properties or to the conduct of their respective businesses, in each case to the extent necessary to ensure that non-compliance with such laws, ordinances or governmental rules or regulations or failures to obtain or maintain in effect such licenses, certificates, permits, franchises and other governmental authorizations would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.
Section 9.2.
Insurance. The Company will, and will cause each of its Subsidiaries that are Obligors to, maintain insurance with respect to their respective properties and businesses against such casualties and contingencies, of such types, on such terms and in such amounts
(including deductibles, co-insurance and self-insurance, if adequate reserves are maintained with respect thereto) as is customary in the case of similarly situated entities engaged in the same or a similar business.
Section 9.3.
Maintenance of Properties. The Company will, and will cause each of its
Subsidiaries (other than Immaterial Subsidiaries) to, maintain and keep, or cause to be maintained and kept, their respective properties in good repair, working order and condition (other than ordinary wear and tear), provided that this Section 9.3 shall not prevent the Company or any subsidiary from discontinuing the operation and the maintenance of any of its properties if such discontinuance is desirable in the conduct of its business and the Company has concluded that such discontinuance would not, individually or in the aggregate, reasonably be expected to have a
Material Adverse Effect.
Section 9.4.
Payment of Taxes and Claims. The Company will, and will cause each of its Subsidiaries (other than Immaterial Subsidiaries) to, file all federal and state income and other material tax returns required to be filed in any jurisdiction and to pay and discharge all taxes shown to be due and payable on such returns and all other taxes, assessments, governmental charges, or levies imposed on them or any of their properties, assets, income or franchises, to the extent the same have become due and payable and before they have become delinquent and all claims for which sums have become due and payable that have or might become a Lien on properties or assets of the Company or any Subsidiary, provided that neither the Company nor any Subsidiary need pay any such tax, assessment, charge, levy or claim if (i) the amount, applicability or validity thereof is contested by the Company or such Subsidiary on a timely basis in good faith and in

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MSC Income Fund, Inc.
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appropriate proceedings, and the Company or a Subsidiary has established adequate reserves therefor in accordance with GAAP on the books of the Company or such Subsidiary and (ii) the nonpayment of all such taxes, assessments, charges, levies and claims would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.
Section 9.5.
Corporate Existence, Etc. Subject to Section 10.2, the Company will at all times preserve and keep its corporate existence in full force and effect. Subject to Section 10.2, the Company will at all times preserve and keep in full force and effect the corporate existence of each of its Subsidiaries (other than Immaterial Subsidiaries) (unless merged into the Company or a Wholly-Owned Subsidiary) and all rights and franchises of the Company and its Subsidiaries
(other than Immaterial Subsidiaries) unless, in the good faith judgment of the Company, the termination of or failure to preserve and keep in full force and effect such corporate existence, right or franchise would not, individually or in the aggregate, have a Material Adverse Effect.
Section 9.6.
Books and Records.The Company will, and will cause each of its
Subsidiaries (other than Immaterial Subsidiaries) to, maintain proper books of record and account in conformity with GAAP and in all material respects with all applicable requirements of any
Governmental Authority having legal or regulatory jurisdiction over the Company or such
Subsidiary, as the case may be. The Company will, and will cause each of its Subsidiaries (other than Immaterial Subsidiaries) to, keep books, records and accounts which, in reasonable detail, accurately reflect all transactions and dispositions of assets. The Company and its Subsidiaries
(other than Immaterial Subsidiaries) have devised a system of internal accounting controls sufficient to provide reasonable assurances that their respective books, records, and accounts accurately reflect all transactions and dispositions of assets and the Company will, and will cause each of its Subsidiaries to, continue to maintain such system.
Section 9.7.
Subsidiary Guarantors.
(a)
The Company will cause each of its Subsidiaries (other than Excluded Subsidiaries)
that guarantees or otherwise becomes liable at any time, whether as a borrower or an additional or co-borrower or otherwise, for or in respect of any Indebtedness under any Material Credit Facility for which the Company is a borrower or guarantor to concurrently therewith:enter into (A) an agreement in form and substance reasonably satisfactory to the Required Holders providing for the guaranty by such Subsidiary, on a joint and several basis with all other such Subsidiaries providing a guaranty, of (x) the prompt payment in full when due of all amounts payable by the Company pursuant to the Notes (whether for principal, interest, Prepayment Settlement Amount, Make-
Whole Amount or otherwise) and this Agreement, including all indemnities, fees and expenses payable by the Company thereunder and (y) the prompt, full and faithful performance, observance and discharge by the Company of each and every covenant, agreement, undertaking and provision required pursuant to the Notes or this Agreement to be performed, observed or discharged by it (a
“Subsidiary Guaranty”) or (B) a joinder to the Subsidiary Guaranty; and
(ii)
deliver the following to each holder of a Note:
(A)
thereto;
an executed counterpart of such Subsidiary Guaranty or a joinder

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MSC Income Fund, Inc.
Note Purchase Agreement
(B)
a certificate signed by an authorized responsible officer of such
Subsidiary containing representations and warranties on behalf of such Subsidiary to the same effect, mutatis mutandis, as those contained in Sections 5.1, 5.2, 5.6 and 5.7 of this Agreement (but with respect to such Subsidiary and such Subsidiary
Guaranty rather than the Company);
(C) all documents as may be reasonably requested by the Required
Holders to evidence the due organization, continuing existence and, where applicable, good standing of such Subsidiary and the due authorization by all requisite action on the part of such Subsidiary of the execution and delivery of such
Subsidiary Guaranty and the performance by such Subsidiary of its obligations thereunder; and
(D)
upon request of the Required Holders (at the time such Subsidiary is to be joined as a Subsidiary Guarantor or if otherwise provided under a Material
Credit Facility), a customary opinion of counsel reasonably satisfactory to the
Required Holders covering such matters relating to such Subsidiary and such
Subsidiary Guaranty as the Required Holders may reasonably request.
(b)
At the election of the Company and by written notice to each holder of Notes, any
Subsidiary Guarantor may be discharged from all of its obligations and liabilities under its
Subsidiary Guaranty and shall be automatically released from its obligations thereunder without the need for the execution or delivery of any other document by the holders, provided that (i) if such Subsidiary Guarantor is a guarantor or is otherwise liable for or in respect of any Material
Credit Facility, then such Subsidiary Guarantor has been released and discharged (or will be released and discharged concurrently with the release of such Subsidiary Guarantor under its
Subsidiary Guaranty) under such Material Credit Facility, (ii) at the time of, and after giving effect to, such release and discharge, no Default or Event of Default shall be existing, (iii) no amount is then due and payable under such Subsidiary Guaranty, (iv) if in connection with such Subsidiary
Guarantor being released and discharged under any Material Credit Facility (other than in connection with a sale of such Subsidiary or its Equity Interests), any fee or other form of consideration is given to any holder of Indebtedness under such Material Credit Facility specifically for such release, the holders of the Notes shall receive equivalent consideration
(determined in the case of a fee as an equivalent proportion of outstanding commitments or principal amount as applicable) substantially concurrently therewith and (v) each holder shall have received a certificate of a Responsible Officer certifying as to the matters set forth in clauses (i)
through (iv).
Section 9.8.
Status of BDC and RIC. The Company shall at all times maintain its status as a “business development company” under the Investment Company Act and its status as a RIC under the Code.
Section 9.9.
Investment Policies. The Company shall at all times be in compliance with its Investment Policies, except to the extent that the failure to so comply would not reasonably be expected to result in a Material Adverse Effect.
Section 9.10. Rating Confirmation.

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(a)
The Company covenants and agrees that, at its sole cost and expense, it shall cause to be maintained at all times a Rating from at least one Rating Agency that indicates that it will monitor the rating on an ongoing basis. No later than March 13 of each year (beginning March 13,
2026), and promptly upon any change in the Rating, the Company further covenants and agrees it shall provide a notice to each of the holders of the Notes sent in the manner provided in Section
18 with respect to all then current Ratings.
(b)
At any time that the Rating maintained pursuant to clause (a) above is not a public rating, the Company will provide to each holder of a Note (x) at least annually (on or before each anniversary of the date of the Closing) and (y) promptly upon any change in such Rating, an updated Private Rating evidencing such Rating and an updated Private Rating Rationale Report with respect to such Rating. In addition to the foregoing information, and any information specifically required to be included in any Private Rating or Private Rating Rationale Report (as
set forth in the respective definitions thereof), if the SVO or any other Governmental Authority having jurisdiction over any holder of any Notes from time to time requires any additional information with respect to the Rating of the Notes, the Company shall use commercially reasonable efforts to procure such information from the Rating Agency.
Section 9.11. Most Favored Lender.
(a) If at any time after the Effective Date, any other junior or pari passu unsecured
Indebtedness for borrowed money that is outstanding in an aggregate principal amount of at least
$25,000,000 shall include any MFL Financial Covenant or MFL Cure Right Provision and such
MFL Financial Covenant or MFL Cure Right Provision would be more beneficial to the holders of Notes than the analogous restrictions, events of default, cure rights or provisions contained in this Agreement (any such restriction, event of default, cure right or provision, an “Additional
Covenant”), then the Company shall provide a Most Favored Lender Notice to the holders of
Notes. Upon receipt of such notice by the holders of the Notes, such Additional Covenant
(including any associated cure right, cure period or grace period or any associated defined term)
shall be deemed automatically incorporated by reference into this Agreement, mutatis mutandis, as if set forth fully herein, without any further action required on the part of any Person, effective as of the date after the Effective Date when such Additional Covenant became effective under such other junior or pari passu unsecured Indebtedness. Thereafter, upon the request of any holder of a
Note, the Company shall enter into any additional agreement or amendment to this Agreement reasonably requested by such holder evidencing any of the foregoing.
(b)
Any Additional Covenant (including any associated cure right, cure period or grace period and any associated defined term and all qualifications, limitations and exceptions thereto)
incorporated into this Agreement pursuant to Section 9.11(a) (herein referred to as an
“Incorporated Covenant”) (i) shall be deemed automatically amended herein to reflect any subsequent waivers, supplements, modifications or amendments made to such Additional
Covenant (including any associated cure right, cure period or grace period and any associated defined term and all qualifications, limitations and exceptions thereto) under such other junior or pari passu unsecured Indebtedness that contains the relevant Additional Covenant and (ii) shall be deemed automatically deleted from this Agreement at such time as such Additional Covenant is deleted or otherwise removed from such other unsecured Indebtedness, including if such other unsecured Indebtedness is terminated or otherwise no longer in effect. Upon the request of the

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Company, the holders of Notes shall (at the Company’s sole cost and expense) enter into any additional agreement or amendment to this Agreement requested by the Company evidencing the waiver, supplement, modification, amendment or deletion of any such Incorporated Covenant in accordance with the terms hereof.
(c)
If at any time on or prior to the nine month anniversary of the Effective Date, the
Company incurs any other junior or pari passu unsecured Indebtedness for borrowed money that is (x) outstanding in an aggregate principal amount greater than $25,000,000 and (y) has a maturity date that occurs on or prior to the date that is forty-five (45) months after the Effective Date, to the extent such junior or pari passu unsecured Indebtedness has an All-In Rate applicable thereto which exceeds the All-In Rate then applicable to the Notes, then the stated rate of the Notes shall be increased such that the then applicable All-In Rate of the Notes is equal to the All-In Rate of such junior or pari passu unsecured Indebtedness.
(d) As used here, “All-In Rate” means the effective yield applicable to any indebtedness, including but not limited to, the coupon rate and any interest rate floors plus
(determined as a proportion of the applicable total commitments), any original issue discount, upfront fees, arrangement fees, commitment fees, structuring fees, underwriting fees, and/or any similar fees paid to any purchaser, lender and/or arranger (or any of their respective affiliates) in connection with the commitment, syndication or purchase of the Notes described herein or such other obligation or issuance, as applicable; provided that (a) original issue discount and upfront fees shall be equated to interest rate assuming a forty-five (45) month life to maturity (or, if less, the stated life to maturity at the time of incurrence of the applicable Indebtedness), and (b) if any such Indebtedness includes an interest rate floor, the stated rate of the Notes will not be increased by the rate of such interest rate floor, but the All-In Rate of such Indebtedness shall be calculated taking into account the interest rate floor applicable thereto at the time of the incurrence of such
Indebtedness.
Section 10.
Negative Covenants.
The Company covenants from the Effective Date and thereafter so long as any of the Notes are outstanding that:
Section 10.1. Transactions with Affiliates. The Company will not, and will not permit any other Obligor to, enter into directly or indirectly any transaction or group of related transactions (including the purchase, lease, sale or exchange of properties of any kind or the rendering of any service) with any Affiliate (other than the Company or any of its Subsidiaries)
involving payment in excess of $1,000,000, even if otherwise permitted under this Agreement, except:
(a)
transactions in the ordinary course of business at prices and on terms and conditions not less favorable to the Company or such other Obligor, as applicable, than could be obtained on an arm’s-length basis from unrelated third parties;
(b)
transactions between or among the Company and any other Obligors not involving any other Affiliate;

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MSC Income Fund, Inc.
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(c)
transactions among the Company and/or its Subsidiaries pursuant to Section 10.2,
Investments permitted by Section 10.7 and Restricted Payments permitted by Section 10.6;
(d)
the Affiliate Agreement and the transactions provided in the Affiliate Agreement
(as such agreement is amended, modified or supplemented from time to time in a manner not materially adverse to the holders of the Notes);
(e)
transactions described or referenced on Schedule 10.1;
(f)
any Investment that results in the creation of an Affiliate;
(g)
transactions with one (1) or more Affiliates as permitted by any SEC exemptive order (as may be amended from time to time), exemptive rule or no action relief that a majority of the independent directors of the board of directors of the Company determines is reasonable and fair to the Company and does not involve overreaching of the Company on the part of the Affiliate;
(h)
any co-investment transaction to the extent not in violation of applicable law;
(i)
transactions between or among the Obligors and any Excluded Asset or any
“downstream affiliate” (as such term is used under the rules promulgated under the Investment
Company Act) (i) at prices and on terms and conditions not less favorable to the Obligors than could be obtained at the time on an arm’s-length basis from unrelated third parties or (ii) arising from, in connection with or related to Standard Securitization Undertakings; or
(j)
transactions approved by a majority of the independent directors of the board of directors of the Company;
(k)
any issuance, sale or grant of securities or other payments, awards or grants in cash, securities or otherwise pursuant to, or the funding of employment arrangements, stock options, restricted stock awards or units and stock ownership plans or other compensation, severance or retention awards or plans approved by the board of directors of the Company or any Subsidiary;
(l)
(i) any collective bargaining, employment, retention or severance agreement or compensatory arrangement entered into by the Company or any of its direct or indirect subsidiaries with their respective current or former officers, directors, members of management, managers, employees, consultants or independent contractors or those of the Company, (ii) any agreement pertaining to the repurchase of Equity Interests pursuant to rights with current or former officers, directors, members of management, managers, employees, consultants or independent contractors and (iii) transactions pursuant to any employee compensation, benefit plan, stock option plan or arrangement, any health, disability or similar insurance plan which covers current or former officers, directors, members of management, managers, employees, consultants or independent contractors or any employment contract or arrangement;
(m)
customary compensation to Affiliates in connection with financial advisory, financing, underwriting or placement services or in respect of other investment banking activities and other transaction fees, which payments are approved by the majority of the members of the board of directors (or similar governing body) or a majority of the disinterested members of the board of directors of the Company in good faith;

NAI-5010897739v9
MSC Income Fund, Inc.
Note Purchase Agreement
(n)
transactions and payments required under the definitive agreement for any acquisition or Investment permitted under this Agreement (to the extent any seller, employee, officer or director of an acquired entity becomes an Affiliate in connection with such transaction);
(o)
the payment of customary fees and reasonable out-of-pocket costs to, and indemnities provided on behalf of, members of the board of directors (or similar governing body), officers, employees, members of management, managers, consultants and independent contractors of the Company and/or any of its direct or indirect subsidiaries in the ordinary course of business;
(p)
transactions with customers, clients, suppliers, joint ventures, purchasers or sellers of goods or services or providers of employees or other labor entered into in the ordinary course of business, which are (i) fair to the Company and/or the applicable Subsidiary in the good faith determination of the board of directors (or similar governing body) of the Company or the senior management thereof or (ii) on terms at least as favorable as might reasonably be obtained from a
Person other than an Affiliate; and
(q)
the Company may issue and sell Equity Interests to its Affiliates; and
(r)
any transaction permitted by the Bank Credit Agreement.
Section 10.2. Merger, Consolidation, Fundamental Changes, Etc. The Company will not, nor will it permit any other Obligor to, enter into any transaction of merger or consolidation or amalgamation, or liquidate, wind up or dissolve itself (or suffer any liquidation or dissolution).
The Company will not, nor will it permit any other Obligor to, acquire any business or property from, or capital stock of, or be a party to any acquisition of, any Person, except for purchases or acquisitions of Portfolio Investments and other assets in the normal course of the day-to-day business activities of the Company and its Subsidiaries and not in violation of the terms and conditions of this Agreement. The Company will not, nor will it permit any other Obligor to, convey, sell, lease, transfer or otherwise dispose of, in one (1) transaction or a series of transactions, any part of its assets, whether now owned or hereafter acquired, but excluding (w)
any transaction permitted under Section 10.6, (x) assets sold or disposed of in the ordinary course of business (including to make expenditures of cash in the normal course of the day-to-day business activities of the Company and its Subsidiaries and the use of Cash and Cash Equivalents
in the ordinary course of business) (other than the transfer of Portfolio Investments to Excluded
Assets), (y) subject to the provisions of clause (e) below, the transfer or sale of Portfolio
Investments to Excluded Assets or Immaterial Subsidiaries and (z) subject to the provisions of clauses (c) and (f) below, any Obligor’s ownership interest in any Excluded Asset or any
Immaterial Subsidiary. Notwithstanding the foregoing provisions of this Section 10.2:
(a)
any Subsidiary Guarantor of the Company may be merged or consolidated with or into the Company or any other Subsidiary Guarantor; provided that if any such transaction shall be between a Subsidiary Guarantor and a wholly owned Subsidiary Guarantor, the wholly owned
Subsidiary Guarantor shall be the continuing or surviving corporation or such other Person that is the continuing or surviving entity in such transaction becomes a Subsidiary Guarantor and expressly assumes, in writing, all the obligations of a Subsidiary Guarantor under it Subsidiary
Guaranty;

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MSC Income Fund, Inc.
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(b)
any Subsidiary Guarantor may sell, lease, transfer or otherwise dispose of any or all of its assets (upon voluntary liquidation or otherwise) to the Company or any wholly owned
Subsidiary Guarantor of the Company;
(c)
the capital stock of any Subsidiary of any Obligor may be sold, transferred or otherwise disposed of (including by way of consolidation or merger) (i) to the Company or any wholly owned Subsidiary Guarantor of the Company or (ii) so long as such transaction results in an Obligor receiving the proceeds of such disposition, to any other Person;
(d)
the Obligors may sell, transfer or otherwise dispose of Cash and Cash Equivalents to an Excluded Asset or Immaterial Subsidiary;
(e)
the Obligors may sell, transfer or otherwise dispose of Portfolio Investments to an
Excluded Asset or Immaterial Subsidiary or to any Person to the extent not prohibited by the Bank
Credit Agreement;
(f)
the Obligors may sell, transfer or otherwise dispose of direct ownership interests in any Excluded Asset to any Subsidiary that is not an Obligor, if immediately after giving effect to such sale, transfer or other disposition, no more than 25% of the value of all Obligors’ direct ownership interests in all Excluded Assets (calculated as of the date of the most recently delivered financial statements on or prior to the date of such sale, transfer or other disposition) are subject to Excluded Asset Liens or have been sold, transferred or otherwise disposed of to a Subsidiary that is not an Obligor pursuant to this clause (f);
(g)  the Company or any other Obligor may merge or consolidate with, or acquire all or substantially all of the assets of, any other Person so long as the successor formed by such consolidation or acquisition or the survivor of such merger, as the case may be, shall be a solvent corporation or limited liability company organized and existing under the laws of the United States or any state thereof (including the District of Columbia), and, if the Company or any such other
Obligor is not such corporation or limited liability company, (i) such corporation or limited liability company shall have executed and delivered to each holder of any Notes its assumption of the due and punctual performance and observance of each covenant and condition of this Agreement and the Notes and (ii) such corporation or limited liability company shall have caused to be delivered to each holder of any Notes an opinion of nationally recognized independent counsel, or other independent counsel reasonably satisfactory to the Required Holders, to the effect that all agreements or instruments effecting such assumption are enforceable in accordance with their terms and comply with the terms hereof; (iii) each Subsidiary Guarantor under any Subsidiary
Guaranty that is outstanding at the time such transaction or each transaction in such a series of transactions occurs reaffirms its obligations under such Subsidiary Guaranty in writing at such time; (iv) immediately before and immediately after giving effect to such transaction, no Event of
Default shall have occurred and be continuing; and (v) the surviving company shall have provided the holders of the Notes evidence that the then current Rating of the Notes shall, after giving effect to such merger, consolidation, conveyance, sale, lease, transfer or other disposition of all or substantially all of the assets, have been reaffirmed;
(h)
the Company or the other Obligors may dissolve or liquidate (i) any Immaterial
Subsidiary or (ii) any other Subsidiary so long as, with respect to this clause (ii), (A) in connection

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MSC Income Fund, Inc.
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with such dissolution or liquidation, any and all of the assets of such Subsidiary shall be distributed or otherwise transferred to an Obligor (or, if such Subsidiary is an Excluded Asset, to another
Excluded Asset) and (B) such dissolution or liquidation is not materially adverse to the holders of the Notes and the Company determines in good faith that such dissolution or liquidation is in its best interests;
(i)
the Company and the other Obligors may sell, lease, transfer or otherwise dispose of equipment or other property or assets that do not consist of Portfolio Investments so long as the aggregate amount of all such sales, leases, transfer and dispositions does not exceed $10,000,000 in any fiscal year;
(j)
the Obligors may transfer assets that such Obligor would otherwise be permitted to own to an Excluded Asset for the sole purpose of facilitating the transfer of assets from one (1)
Excluded Asset (or a Subsidiary that was an Excluded Asset immediately prior to such disposition)
to another Excluded Asset, directly or indirectly through such Obligor (such assets, the
“Transferred Assets”); provided that (i) no Event of Default exists and is continuing at such time or would result from any such transfer to or by such Obligor, (ii) the Transferred Assets are transferred to such Obligor by the transferor Excluded Asset on the same Business Day that such assets are transferred by such Obligor to the transferee Excluded Asset, and (iii) following such transfer such Obligor has no liability, actual or contingent, with respect to the Transferred Assets other than Standard Securitization Undertakings;
(k)
the Company may deposit and use cash to purchase shares of common stock of the
Company in connection with tender offers in connection with ordinary course periodic share repurchase programs; and
(l)
the Company may enter or permit any other Obligor to enter into any transaction permitted by the Bank Credit Agreement;
provided that in no event shall the Company enter into any transaction of merger or consolidation or amalgamation, or effect any internal reorganization, if the surviving entity would be organized under any jurisdiction other than a jurisdiction of the United States or any state within the United
States.
No such conveyance, transfer or lease of substantially all of the assets of the Company or any
Subsidiary Guarantor shall have the effect of releasing the Company or such Subsidiary Guarantor, as the case may be, or any successor corporation or limited liability company that shall theretofore have become such in the manner prescribed in this Section 10.2, from its liability under (x) this
Agreement or the Notes (in the case of the Company) or (y) the Subsidiary Guaranty (in the case of any Subsidiary Guarantor), unless, in the case of the conveyance, transfer or lease of substantially all of the assets of a Subsidiary Guarantor, such Subsidiary Guarantor is released from its Subsidiary Guaranty in accordance with Section 9.7(b) in connection with or immediately following such conveyance, transfer or lease.
Section 10.3. Line of Business.
The Company will not and will not permit any
Subsidiary to engage in any business if, as a result, the general nature of the business in which the
Company and its subsidiaries, taken as a whole, would then be engaged would be substantially

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changed from the general nature of the business in which the Company and its subsidiaries, taken as a whole, are engaged on the date of this Agreement as described in the Company’s most recent
Form 10-K, other than (i) ancillary or support businesses; (ii) any business in or related to private credit or that other business development companies enter into or are engaged in; (iii) as is otherwise in accordance with its Investment Policies; or (iv) as is otherwise permitted by the Bank
Credit Agreement.
Section 10.4. Economic Sanctions, Etc. The Company will not, and will not permit any
Controlled Entity to (a) become (including by virtue of being owned or controlled by a Blocked
Person), own or control a Blocked Person or (b) directly or indirectly have any investment in or engage in any dealing or transaction (including any investment, dealing or transaction involving the proceeds of the Notes) with any Person if such investment, dealing or transaction (i) would cause any holder or any affiliate of such holder to be in violation of, or subject to sanctions under, any law or regulation applicable to such holder, or (ii) is prohibited by or subject to sanctions under any Economic Sanctions Laws.
Section 10.5. Liens. The Company will not and will not permit any other Obligor to directly or indirectly create, incur, assume or permit to exist (upon the happening of a contingency or otherwise) any Lien on or with respect to any property or asset (including any document or instrument in respect of goods or accounts receivable) of the Company or any such Obligor, whether now owned or held or hereafter acquired, or any income or profits therefrom, or assign or otherwise convey any right to receive income or profits (excluding, for the avoidance of doubt, the payment of any fees under any Affiliate Agreement), except Permitted Liens or:
(a)
any Lien on any property or asset of the Company or another Obligor existing on the Effective Date and set forth in Schedule 10.5, provided that (i) no such Lien shall extend to any other property or asset of the Company or any Subsidiary Guarantors (other than proceeds thereof or accessions thereto) and (ii) any such Lien shall secure only those obligations which it secures on the Effective Date and extensions, renewals and replacements thereof that do not increase the outstanding principal amount thereof, except to the extent not prohibited hereunder;
(b)
Liens created pursuant to the Collateral Documents (as defined in the Bank Credit
Agreement) and the security documents related to any other Material Credit Facility;
(c)
Liens on Special Equity Interests included in the Portfolio Investments;
(d)
Facility;
Liens securing Indebtedness or other obligations permitted by a Material Credit
(e)
Liens on an Obligor’s direct ownership interests in Excluded Assets (“Excluded
Asset Liens”) to secure obligations owed to a creditor of such Obligor but only to the extent that at the time any such Lien is incurred, no more than 25% of the value of all Obligors’ direct ownership interests in all Excluded Assets (calculated as of the most recently delivered financial statements) have become subject to an Excluded Asset Lien or have been transferred pursuant to
Section 10.2(f);
(f)
Liens on the direct ownership interest of any Obligor in an Excluded Asset to secure obligations owed to a creditor of such Excluded Asset;

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(g)
Liens created by posting of cash collateral in connection with Hedging Agreements permitted under Section 10.7(d) and Credit Default Swaps and total return swaps permitted under
Section 10.7(i);
(h)
Liens existing on any property or asset prior to the acquisition thereof by the
Company or another Obligor; provided that (i) such Lien is not created in contemplation of or in connection with such acquisition and (ii) such Lien does not apply to any other property or assets
(other than proceeds thereof or accessions thereto) of the Company or such Obligor;
(i)
any Lien on Margin Stock (as defined in the Bank Credit Agreement);
(j)
any Lien imposed as a result of a taking under the exercise of the power of eminent domain by any governmental body or by any Person acting under Governmental Authority;
(k)
Liens on assets securing Indebtedness so long as, after giving pro forma effect to such Liens, the Company is in compliance with Section 10.8;
(l)
Liens on assets securing other obligations in an aggregate principal amount at any time outstanding not to exceed $500,000; and
(m)
Liens permitted by the Bank Credit Agreement.
Section 10.6. Restricted Payments. The Company will not, nor will it permit any of its
Subsidiaries to, declare or make, or agree to pay or make, directly or indirectly, any Restricted
Payment, except that any Obligor may declare and pay:
(a)
dividends with respect to the capital stock of the Company or such Obligor
(including, for the avoidance of doubt, pursuant to any distribution or dividend reinvestment plan of the Company or such Obligor) to the extent payable in additional shares of the stock, units or interests or the Company or such Obligor;
(b)
dividends and distributions in either case in cash or other property (excluding for this purpose the Company’s common stock) in or with respect to any taxable year (or any calendar year, as relevant) of the Company in amounts not to exceed 110% of the higher of (x) the net investment income of the Company for the applicable year determined in accordance with GAAP and as specified in the annual financial statements most recently delivered pursuant to Section
7.1(a) and (y) the amount that is estimated in good faith to allow the Company (i) to satisfy the minimum distribution requirements imposed by Section 852(a) of the Code (or any successor thereto) to maintain the Company’s eligibility to be taxed as a RIC for any such taxable year, (ii)
to reduce to zero (0) for any such taxable year its liability for federal income taxes imposed on (A)
its investment company taxable income pursuant to Section 852(b)(1) of the Code (or any successor thereto), and (B) its net capital gain pursuant to Section 852(b)(3) of the Code (or any successor thereto), and (iii) to avoid federal excise taxes for such taxable year (or for the previous taxable year) imposed by Section 4982 of the Code (or any successor thereto);
(c)
any settlement in respect of a conversion feature in any convertible security that may be issued by the Company to the extent made through the delivery of common stock (except in the case of interest (which may be payable in cash));

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(d)  Restricted Payments to the Company or any Subsidiary or, other than the Company, to each other owner of Equity Interests of such Subsidiary based on their relative ownership interests;
(e)
Restricted Payments to pay general administrative costs and expenses (including corporate overhead, legal or similar expenses and salary, bonus and other benefits payable to directors, officers, employees, members of management, managers and/or consultants of any
Obligor or any of its subsidiaries) and franchise fees and franchise taxes and similar fees, taxes and expenses required to enable the recipient of such Restricted Payment to maintain its organizational existence or qualification to do business, in each case, which are reasonable and customary and incurred in the ordinary course of business, plus any reasonable and customary indemnification claims made by directors, officers, members of management, managers, employees or consultants of any such recipient, in each case, to the extent attributable to the ownership or operations of the Company and its subsidiaries;
(f)
Restricted Payments to finance or acquire any Investment permitted hereunder;
(g)
current or
Restricted Payments to pay salary, bonus, severance and other benefits payable to former directors, officers, members of management, managers, employees or consultants of any Obligor or any of its subsidiaries;
(h)
Restricted Payments for the repurchase, redemption, retirement or other acquisition or retirement for value of Equity Interests of the Company or any subsidiary held by any future, present or former employee, director, member of management, officer, manager or consultant (or any Affiliate thereof) of the Company or any subsidiary;
(i)
Restricted Payments (i) to enable the recipient of such Restricted Payment to make cash payments in lieu of the issuance of fractional shares in connection with the exercise of warrants, options or other securities convertible into or exchangeable for Equity Interests of such recipient and (ii) consisting of (A) payments made or expected to be made in respect of withholding or similar taxes payable by any future, present or former officers, directors, employees, members of management, managers or consultants of the Company or any of its subsidiaries and/or (B)
repurchases of stock, units or interests in consideration of the payments described in sub-clause
(A) above, including demand repurchases in connection with the exercise of stock options;
(j)
Restricted Payments for the repurchase of Equity Interests upon the exercise of warrants, options or other securities convertible into or exchangeable for Equity Interests if such
Equity Interests represents all or a portion of the exercise price of, or tax withholdings with respect to, such warrants, options or other securities convertible into or exchangeable for Equity Interests as part of a “cashless” exercise;
(k)
to the extent constituting a Restricted Payment, any other transaction permitted under Section 10;
(l)
any dividend or consummation of any redemption within 60 days after the date of the declaration thereof or the provision of a redemption notice with respect thereto, as the case may be, if at the date of such declaration or notice, the dividend or redemption notice would have complied with the provisions hereof;

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(m)
Restricted Payments solely in the form of Qualified Equity Interests;
(n)
any Restricted Payments, so long as (i) as of the date of such Restricted Payment, no Event of Default has occurred and is continuing and (ii) after giving pro forma effect to such
Restricted Payment, the Company is in compliance with Section 10.8; and
(o)
any other Restricted Payments permitted by the Bank Credit Agreement.
In calculating the amount of Restricted Payments made by the Company during any period referred to in paragraph (b) above, any Restricted Payments made by Designated Subsidiaries or any other Excluded Asset that is a Subsidiary during such period (other than any such Restricted
Payments that are made directly or indirectly to Obligors) shall be treated as Restricted Payments made by the Company during such period.
Nothing herein shall be deemed to prohibit the payment of Restricted Payments by any
Subsidiary Guarantor of the Company to the Company or to any other Subsidiary Guarantor.
For the avoidance of doubt, the Company shall not declare any dividend to the extent such declaration violates the provisions of the Investment Company Act applicable to it and the determination of the amounts referred to in paragraph (b) above shall be made separately for the taxable year and the calendar year and the limitation on dividends or distributions imposed by such paragraphs shall apply separately to the amounts so determined.
Section 10.7. Investments. The Company will not, nor will it permit any other Obligor to, acquire, make or enter into, or hold, any Investments except:
(a)
investments in Cash and Cash Equivalents;
(b)
operating deposit accounts and securities accounts with banks;
(c)
Investments by the Company and the Subsidiary Guarantors in the Company and
the Subsidiary Guarantors;
(d)
Hedging Agreements entered into in the ordinary course of any Obligor’s business for financial planning and not for speculative purposes;
(e)
Investments (including, without limitation, Portfolio Investments) by the Company and its Subsidiaries (including investments in Excluded Assets) to the extent such Investments are permitted under the Investment Company Act and the Company’s Investment Policies;
(f)
Investments in (or capital contributions to) Excluded Assets to the extent permitted by Section 10.2;
(g)
Investments described on Schedule 10.7 hereto and any modification, replacement, renewal or extension of any such Investment so long as no such modification, renewal or extension thereof increases the amount of such Investment except by the terms thereof or as otherwise permitted by this Section 10.7;

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MSC Income Fund, Inc.
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(h)
Investments in Immaterial Subsidiaries;
(i)
Investments constituting Credit Default Swaps and total return swaps entered into in the ordinary course of any Obligor’s business for financial planning and not for speculative purposes;
(j)
(ii) made in
Investments (i) constituting deposits, prepayments and/or other credits to suppliers, connection with obtaining, maintaining or renewing client and customer contracts and/or (iii) in the form of advances made to distributors, suppliers, licensors and licensees, in each case, in the ordinary course of business or, in the case of clause (iii), to the extent necessary to maintain the ordinary course of supplies to the Company or any of its subsidiaries;
(k)
(i) Acquisitions permitted by this Agreement and (ii) Investments in subsidiaries of the Company that are not Subsidiaries in amounts required to permit such subsidiaries to consummate such acquisitions;
(l)
Investments received in lieu of cash in connection with any disposition of assets;
(m)
Investments consisting of extensions of credit in the nature of accounts receivable or notes receivable arising from the grant of trade credit in the ordinary course of business;
(n)
Investments in the ordinary course of business consisting of endorsements for collection or deposit;
(o)
Investments (including debt obligations and Equity Interests) received (i) in connection with the bankruptcy or reorganization of any Person, (ii) in settlement of delinquent obligations of, or other disputes, (iii) upon foreclosure with respect to any secured Investment or other transfer of title with respect to any secured Investment and/or (iv) as a result of the settlement, compromise, resolution of litigation, arbitration or other disputes;
(p)
Investments to the extent that payment therefor is made solely with Equity Interests of the Company or Equity Interests (other than Disqualified Equity Interests) of any of its subsidiaries;
(q)
(i) Investments acquired after the date of this Agreement, or of any Person acquired by, or merged into or consolidated or amalgamated with, the Company or any of its subsidiaries after the date of this Agreement, in each case as part of an Investment otherwise permitted by this
Section 10.7 to the extent that such Investments were not made in contemplation of or in connection with such acquisition, merger, amalgamation or consolidation and were in existence on the date of the relevant acquisition, merger, amalgamation or consolidation and (ii) any modification, replacement, renewal or extension of any Investment permitted under clause (i) so long as no such modification, replacement, renewal or extension thereof increases the amount of such Investment except as otherwise permitted by this Section 10.7;
(r)
(i) Guarantees of leases (other than Capital Lease Obligations) or of other obligations not constituting Indebtedness and (ii) Guarantees of obligations of the Company and/or its subsidiaries or any Portfolio Investments;

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MSC Income Fund, Inc.
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(s)
Investments in subsidiaries and joint ventures;
(t)
unfunded pension fund and other employee benefit plan obligations and liabilities to the extent that they are permitted to remain unfunded under applicable law;
(u)
Investments in the Company, any subsidiary and/or any joint venture in connection with intercompany cash management arrangements and related activities in the ordinary course of business;
(v)
Section 10;
to the extent constituting an Investment, any other transaction permitted under
(w)
loans and advances of payroll payments or other compensation to present or former employees, directors, members of management, officers, managers or consultants of the Company or any of its subsidiaries;
(x)
loans or advances to present or former employees, directors, members of management, officers, managers or consultants or independent contractors of the Company or any of its subsidiaries and/or any joint venture;
(y)
additional Investments up to but not exceeding $100,000,000 in the aggregate at any time outstanding;
(z)
any Investment, so long as, as of the date of such Investment, no Event of Default has occurred and is continuing; and
(aa)
any other Investments, including, without limitation, derivatives and other hedging obligations, permitted by the Bank Credit Agreement.
For purposes of clause (e) of this Section 10.7, the aggregate amount of an Investment at any time shall be deemed to be equal to (A) the aggregate amount of cash, together with the aggregate fair market value of property, loaned, advanced, contributed, transferred or otherwise invested that gives rise to such Investment (calculated at the time such Investment is made) minus
(B) the aggregate amount of dividends, distributions or other payments received in cash in respect of such Investment, provided that in no event shall the aggregate amount of such Investment be deemed to be less than zero (0); the amount of an Investment shall not in any event be reduced by reason of any write-off of such Investment nor increased by any increase in the amount of earnings retained in such Investment or as a result of any other matter (other than any cash or assets contributed by or invested in such Investment).
Section 10.8. Certain Financial Covenants.
(a)
Asset Coverage Ratio. The Company will not permit the Asset Coverage Ratio to be less than 150% at any time.
(b)
Minimum Consolidated Net Worth. The Company will not permit Consolidated
Net Worth as at the last Business Day of any fiscal quarter of the Company to be less than the sum of (i) $440,000,000 plus (ii) 25% of the aggregate net cash proceeds of all sales of Equity Interests

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MSC Income Fund, Inc.
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of the Company and its subsidiaries after the Effective Date (other than the proceeds of any dividend or distribution reinvestment plan) minus (iii) the amount paid or distributed by the
Company to purchase its shares of common stock in connection with ordinary course periodic share repurchase programs minus (iv) the aggregate amount of Equity Interests redeemed by the
Company after the Effective Date.
(c)
Cure Right.If, within thirty (30) calendar days after delivery of an Officer’s
Certificate delivered pursuant to Section 7.2(a), which certificate demonstrates (i) a Financial
Covenant Default and (ii) an Asset Coverage Ratio not less than 1.35:1.00, the Company may present the Required Holders with a reasonably feasible plan for the Company to offer or sell
Equity Interests or raise Indebtedness of the Company or any of its subsidiaries (the “Cure
Right”), the proceeds of which shall be deemed received immediately prior to such default and used immediately prior to such default as specified in such plan to enable such Financial Covenant
Default to be cured within one hundred twenty (120) calendar days after the end of the applicable quarter or fiscal year to which such Officer’s Certificate relates, then, once such plan is submitted, the Company shall be deemed to have complied with the relevant covenant under Section 10.8 that gave rise to such Financial Covenant Default as of the relevant date of determination and each subsequent fiscal quarter within such one hundred twenty (120) day period with the same effect as though there had been no failure to comply therewith at such date, and the applicable Financial
Covenant Default that had occurred shall be deemed cured for each subsequent fiscal quarter for the purposes of this Agreement; provided, that if the transaction specified in such plan is not consummated within such 120-day period, it shall constitute an immediate Event of Default.
Notwithstanding anything herein to the contrary, (i) no more than two (2) Cure Rights may be exercised during the term of this Agreement, and (ii) the Cure Right shall not be exercised in any two (2) consecutive fiscal quarters.
The holders of the Notes agree that from and after their receipt of notice from the Company of its intent to exercise the Cure Right in respect of any Financial Covenant Default in accordance with this Section 10.8(c), no holder of the Notes shall accelerate its Notes or exercise any of its rights or remedies pursuant to Section 12 solely on the basis of the occurrence and continuance of such Financial Covenant Default during the period from the date of delivery of such notice and until the date that is one hundred twenty (120) calendar days after the end of the applicable quarter or fiscal year to which such Officer’s Certificate relates.
Section 11.
Events of Default.
An “Event of Default” shall exist if any of the following conditions or events shall occur and be continuing:
(a)
the Company defaults in the payment of any principal, Make-Whole Amount or
Prepayment Settlement Amount, if any, on any Note when the same becomes due and payable, whether at maturity or at a date fixed for prepayment or by declaration or otherwise; or
(b)
the Company defaults in the payment of any interest on any Note for more than five
Business Days after the same becomes due and payable; or

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MSC Income Fund, Inc.
Note Purchase Agreement
(c)
subject to Section 10.8(c), the Company defaults in the performance of or compliance with any term contained in Section 10.8(a), Section 10.8(b); or
(d)
the Company or any Subsidiary Guarantor defaults in the performance of or compliance with any term contained herein (other than those referred to in Sections 11(a), (b) and
(c)), or in any Subsidiary Guaranty and such default is not remedied within 30 days after the earlier of (i) a Responsible Officer obtaining actual knowledge of such default and (ii) the Company has received written notice of such default from any holder of a Note (any such written notice to be identified as a “notice of default” and to refer specifically to this Section 11(d)); or
(e)
(i) any representation or warranty made in writing by or on behalf of the Company or by any officer of the Company in this Agreement or in any writing furnished in connection with the transactions contemplated hereby proves to have been false or incorrect in any material respect on the date as of which made, or (ii) any representation or warranty made in writing by or on behalf of any Subsidiary Guarantor or by any officer of such Subsidiary Guarantor in any Subsidiary
Guaranty or in any writing furnished in connection with such Subsidiary Guaranty proves to have been false or incorrect in any material respect on the date as of which made and such failure, if capable of cure, shall continue unremedied for a period of ten (10) Business Days after the earlier of (i) a Responsible Officer obtaining actual knowledge of such default and (ii) the Company receiving written notice of such default from any holder of a Note (any such written notice to be identified as a “notice of default” and to refer specifically to this Section 11(e)); after the earlier of (i) a Responsible Officer obtaining actual knowledge of such default and (ii) the Company receiving written notice of such default from any holder of a Note (any such written notice to be identified as a “notice of default” and to refer specifically to this Section 11(e)), the Company may cure any Default or Event of Default arising solely from the delivery of any certificate or report with an inaccuracy, by delivering within three (3) Business Days of knowledge by the Company thereof a corrected certificate or report so long as (i) any sale, disposition or other action of the
Company or any Subsidiary that was taken in reliance on such certificate or report containing such inaccuracy would have also been permitted hereunder if such sale, disposition or other action had been taken in reliance on the corrected certificate or report and (ii) the Company did not have knowledge of such inaccuracy at the time such certificate or report that included such inaccuracy was delivered; or
(f)
(i) the Company or any Subsidiary Guarantor is in default (as principal or as guarantor or other surety) in the payment of any principal of or premium or make-whole amount or interest on any Indebtedness for borrowed money that is outstanding in an aggregate amount of at least $25,000,000 (or its equivalent in the relevant currency of payment) when due and payable thereto, or (ii) the Company or any Subsidiary Guarantor is in default in the performance of or compliance with any financial or negative covenant (other than (1) any default set forth in clause
(i) above, or (2) any default that is immaterial to the operations or performance of the Company or such Subsidiary Guarantor and that is not reasonably likely to have a material impact on the operations or performance of the Company or such Subsidiary Guarantor) of any evidence of any
Indebtedness for borrowed money in an aggregate outstanding amount of at least $25,000,000 (or its equivalent in the relevant currency of payment) or of any mortgage, indenture or other agreement relating thereto, and, in each case, as a consequence of such default such Indebtedness has become, or has been declared, due and payable before its stated maturity or before its regularly scheduled dates of payment, or (iii) the Company or any Subsidiary Guarantor is in default in the

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MSC Income Fund, Inc.
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performance of or compliance with any other term of any evidence of any Indebtedness for borrowed money (including any indenture or mortgage) in an aggregate outstanding amount of at least $25,000,000 (or its equivalent in the relevant currency of payment) or any other condition exists, and as a consequence of such default or condition such Indebtedness has become, or has been declared, due and payable before its stated maturity or before its regularly scheduled dates of payment, or (iv) as a consequence of the occurrence or continuation of any event or condition
(other than the passage of time or the right of the holder of such Indebtedness to convert such
Indebtedness into equity interests), the Company or any Subsidiary Guarantor has become obligated to purchase or repay Indebtedness for borrowed money before its regular maturity or before its regularly scheduled dates of payment in an aggregate outstanding amount of at least
$25,000,000 (or its equivalent in the relevant currency of payment); provided that this clause (f)
shall not apply to (1) secured Indebtedness that becomes due as a result of the voluntary sale or transfer of the property or assets securing such Indebtedness, the net cash proceeds of which are used to repay such Indebtedness within thirty (30) days after such sale or transfer; or (2) convertible debt that becomes due as a result of a conversion or redemption event, other than as a result of an
“event of default” (as defined in the documents governing such convertible debt); or (3) any
Indebtedness for which such default is cured, is not in existence or is no longer continuing, or the holders thereof have agreed to waive such underlying default in the manner set forth in the documentation evidencing such Indebtedness; provided, however, that if any fee or other consideration shall be given to the holders of such Indebtedness specifically for such waiver described in this subclause (3), the equivalent of such fee or other consideration (determined in the case of a fee as an equivalent proportion of outstanding commitments or principal amount as applicable) shall be given, pro rata, to the holders of the Notes; or
(g)
the Company or any Significant Subsidiary (i) is generally not paying, or admits in writing its inability to pay, its debts as they become due, (ii) files, or consents by answer or otherwise to the filing against it of a petition for relief or reorganization or arrangement or any other petition in bankruptcy, for liquidation or to take advantage of any bankruptcy, insolvency, reorganization, moratorium or other similar law of any jurisdiction, (iii) makes an assignment for the benefit of its creditors, (iv) consents to the appointment of a custodian, receiver, trustee or other officer with similar powers with respect to it or with respect to any substantial part of its property,
(v) is adjudicated as insolvent or to be liquidated, or (vi) takes corporate action for the purpose of any of the foregoing; or
(h)
a court or other Governmental Authority of competent jurisdiction enters an order appointing, without consent by the Company or any of its Significant Subsidiaries, a custodian, receiver, trustee or other officer with similar powers with respect to it or with respect to any substantial part of its property, or constituting an order for relief or approving a petition for relief or reorganization or any other petition in bankruptcy or for liquidation or to take advantage of any bankruptcy or insolvency law of any jurisdiction, or ordering the dissolution, winding-up or liquidation of the Company or any of its Significant Subsidiaries, or any such petition shall be filed against the Company or any of its Significant Subsidiaries and such petition shall not be dismissed within 60 days; or
(i)
any event occurs with respect to the Company or any Significant Subsidiary which under the laws of any jurisdiction is analogous to any of the events described in Section 11(g) or
Section 11(h), provided that the applicable grace period, if any, which shall apply shall be the one

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MSC Income Fund, Inc.
Note Purchase Agreement
applicable to the relevant proceeding which most closely corresponds to the proceeding described in Section 11(g) or Section 11(h); or
(j)
one or more final judgments or orders for the payment of money aggregating in excess of $50,000,000 (or its equivalent in the relevant currency of payment) (to the extent not covered by independent third-party insurance or by an enforceable indemnity) are rendered against one or more of the Company and its Significant Subsidiaries and which judgments are not, within
60 days after entry thereof, bonded, discharged or stayed pending appeal, or are not discharged within 60 days after the expiration of such stay; or
(k)
if (i) any Pension Plan shall fail to satisfy the minimum funding standards of section
303 of ERISA or section 430 of the Code for any plan year or part thereof or a waiver of such standards or extension of any amortization period is sought or granted under section 412 of the
Code, (ii) a notice of intent to terminate any Pension Plan shall have been or is reasonably expected to be filed with the PBGC or the PBGC shall have instituted proceedings under ERISA section
4042 to terminate or appoint a trustee to administer any Pension Plan or the PBGC shall have notified the Company or any ERISA Affiliate that a Pension Plan may become a subject of any such proceedings, (iii) there is any “amount of unfunded benefit liabilities” (within the meaning of section 4001(a)(18) of ERISA) under one or more Pension Plans, determined in accordance with Title IV of ERISA, (iv) the aggregate present value of accrued benefit liabilities under all funded Non-U.S. Plans exceeds the aggregate current value of the assets of such Non-U.S. Plans allocable to such liabilities, (v) the Company or any ERISA Affiliate shall have incurred or is reasonably expected to incur any liability pursuant to Title I or IV of ERISA or the penalty or excise tax provisions of the Code relating to employee benefit plans, (vi) the Company or any
ERISA Affiliate withdraws from any Multiemployer Plan, (vii) the Company or any Subsidiary
establishes or amends any employee welfare benefit plan that provides post-employment welfare benefits in a manner that would increase the liability of the Company or any Subsidiary thereunder,
(viii) the Company or any Subsidiary fails to administer or maintain a Non-U.S. Plan in compliance with the requirements of any and all applicable laws, statutes, rules, regulations or court orders or any Non-U.S. Plan is involuntarily terminated or wound up, or (ix) the Company or any Subsidiary becomes subject to the imposition of a financial penalty (which for this purpose shall mean any tax, penalty or other liability, whether by way of indemnity or otherwise) with respect to one or more Non-U.S. Plans; and any such event or events described in clauses (i) through (ix) above, either individually or together with any other such event or events, would reasonably be expected to have a Material Adverse Effect. As used in this Section 11(k), the terms “employee benefit plan” and “employee welfare benefit plan” shall have the respective meanings assigned to such terms in section 3 of ERISA; or
(l)
(i) any Subsidiary Guaranty shall cease to be in full force and effect in any material respect, (ii) any Subsidiary Guarantor or any Person acting on behalf of any Subsidiary Guarantor shall contest in any manner the validity, binding nature or enforceability of any Subsidiary
Guaranty, or (iii) the obligations of any Subsidiary Guarantor under any Subsidiary Guaranty are not or cease to be legal, valid, binding and enforceable in accordance with the terms of such
Subsidiary Guaranty, except in the cases of clauses (i) and (ii) above pursuant to a transaction permitted hereunder; or
(m)the Company shall cease to be managed by the Investment Advisor.

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MSC Income Fund, Inc.
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Section 12.
Remedies on Default, Etc.
Section 12.1. Acceleration.
(a) If an Event of Default with respect to the Company described in Section 11(g), (h) or
(i) (other than an Event of Default described in clause (i) of Section 11(g) or described in clause (vi) of Section 11(g) by virtue of the fact that such clause encompasses clause (i) of
Section 11(g)) has occurred, all the Notes then outstanding shall automatically become immediately due and payable.
(b)
If any other Event of Default has occurred and is continuing, the Required Holders may at any time at their option, by notice or notices to the Company, declare all the Notes then outstanding to be immediately due and payable.
(c)
If any Event of Default described in Section 11(a) or (b) has occurred and is continuing, any holder or holders of Notes at the time outstanding affected by such Event of
Default may at any time, at its or their option, by notice or notices to the Company, declare all the
Notes held by it or them to be immediately due and payable.
Upon any Notes becoming due and payable under this Section 12.1, whether automatically or by declaration, such Notes will forthwith mature and the entire unpaid principal amount of such
Notes, plus (x) all accrued and unpaid interest thereon (including interest accrued thereon at the
Default Rate) and (y) the Make-Whole Amount determined in respect of such principal amount, shall all be immediately due and payable, in each and every case without presentment, demand, protest or further notice, all of which are hereby waived. The Company acknowledges, and the parties hereto agree, that each holder of a Note has the right to maintain its investment in the Notes free from repayment by the Company (except as herein specifically provided for) and that the provision for payment of a Make-Whole Amount by the Company in the event that the Notes are prepaid or are accelerated as a result of an Event of Default, is intended to provide compensation for the deprivation of such right under such circumstances.
Section 12.2. Holder Action. Each Purchaser and each holder of a Note agrees that it shall not take or institute any actions or proceedings, judicial or otherwise, for any right or remedy against the Company or any Subsidiary Guarantor or any other obligor under this Agreement or any of the Notes (including the exercise of any right of setoff, rights on account of any banker’s lien or similar claim or other rights of self-help), or institute any actions or proceedings, or otherwise commence any remedial procedures, with respect to any property of any Obligor, except as provided in Section 12.1(c), without the prior written consent of the Required Holders. The provisions of this Section 12.2 are for the sole benefit of the holders of the Notes and shall not afford any right to, or constitute a defense available to, the Obligors.
Section 12.3. Rescission. At any time after any Notes have been declared due and payable pursuant to Section 12.1(b) or (c), the Required Holders, by written notice to the Company, may rescind and annul any such declaration and its consequences if (a) the Company has paid all overdue interest on the Notes, all principal of and Make-Whole Amount, if any, on any Notes that are due and payable and are unpaid other than by reason of such declaration, and all interest on such overdue principal and Make-Whole Amount, if any, and (to the extent permitted by applicable

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MSC Income Fund, Inc.
Note Purchase Agreement
law) any overdue interest in respect of the Notes, at the Default Rate, (b) neither the Company nor any other Person shall have paid any amounts which have become due solely by reason of such declaration, (c) all Events of Default and Defaults, other than non-payment of amounts that have become due solely by reason of such declaration, have been cured or have been waived pursuant to Section 17, and (d) no judgment or decree has been entered for the payment of any monies due pursuant hereto or to the Notes. No rescission and annulment under this Section 12.3 will extend to or affect any subsequent Event of Default or Default or impair any right consequent thereon.
Section 12.4. No Waivers or Election of Remedies, Expenses, Etc. No course of dealing and no delay on the part of any holder of any Note in exercising any right, power or remedy shall operate as a waiver thereof or otherwise prejudice such holder’s rights, powers or remedies.
Without limiting the obligations of the Company under Section 15, the Company will pay on demand such further amount as shall be sufficient to cover all reasonable and documented out-of-
pocket costs and expenses of up to one firm of outside counsel for all of the holders of the Notes collectively incurred in any enforcement or collection under this Section 12.
Section 13.
Registration; Exchange; Substitution of Notes.
Section 13.1. Registration of Notes. The Notes shall be issued in registered form within the meaning of Section 163(f) of the Code and the Treasury regulations promulgated thereunder and Treasury Regulation Section 5f.103-1. The Company shall keep at its principal executive office a register for the registration and registration of transfers of Notes. The name and address of each holder of one or more Notes, each transfer thereof, the name and address of each transferee of one or more Notes, and principal amounts (and stated interest) of the Notes owing to, each holder shall be registered in such register. If any holder of one or more Notes is a nominee, then
(a) the name and address of the beneficial owner of such Note or Notes shall also be registered in such register as an owner and holder thereof and (b) at any such beneficial owner’s option, either such beneficial owner or its nominee may execute any amendment, waiver or consent pursuant to this Agreement. Prior to due presentment for registration of transfer, the Person in whose name any Note shall be registered shall be deemed and treated as the owner and holder thereof for all purposes hereof, and the Company shall not be affected by any notice or knowledge to the contrary.
The Company shall give to any holder of a Note that is an Institutional Investor promptly upon request therefor, a complete and correct copy of the names and addresses of all registered holders of Notes.
Section 13.2. Transfer and Exchange of Notes.
(a)  Subject to clause (b) below, any registered holder of a Note or a Purchaser (an
“Assigning Party”) may assign to one or more assignees (other than a Competitor) (an
“Assignee”) all or a portion of its rights and obligations under its Note and/or under this
Agreement.
(b)
Any such assignment or transfer shall be subject to the following conditions: (i) the
Assigning Party shall deliver to the Company a written instrument of transfer duly executed by the
Assigning Party or such Assigning Party’s attorney duly authorized in writing and accompanied by the relevant name, address and other information for notices of each transferee of such Note or part thereof; (ii) if no Default or Event of Default has occurred and is continuing, the Company

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has consented to such assignment (which consent shall not be unreasonably withheld); (iii) the
Assignee shall have made the representations set forth in Section 6 to the Company; (iv) an exemption from registration of the Notes under the Securities Act is available; and (v) if requested by the Company, the Assigning Party shall have delivered to the Company reasonable assurance that such assignment or transfer is being made in compliance with the Securities Act and applicable state securities laws, in each case at the sole expense of the Assigning Party.
(c)
any Note to
Upon satisfaction of the conditions set forth in clause (b) above and surrender of the Company at the address and to the attention of the designated officer (all as specified in Section 18(iii)), for registration of transfer or exchange (and in the case of a surrender for registration of transfer accompanied by a written instrument of transfer duly executed by the registered holder of such Note or such holder’s attorney duly authorized in writing and accompanied by the relevant name, address and other information for notices of each transferee of such Note or part thereof), within 10 Business Days thereafter, the Company shall execute and deliver, at the Company’s expense (except as provided below), one or more new Notes of the same
Series (and of the same tranche if such Series has separate tranches) (as requested by the holder thereof) in exchange therefor, in an aggregate principal amount equal to the unpaid principal amount of the surrendered Note. Each such new Note shall be payable to such Person as such holder may request and shall be substantially in the form of Schedule 1. Each such new Note shall be dated and bear interest from the date to which interest shall have been paid on the surrendered
Note or dated the date of the surrendered Note if no interest shall have been paid thereon. The
Company may require payment of a sum sufficient to cover any stamp tax or governmental charge imposed in respect of any such transfer of Notes. Notes shall not be transferred in denominations of less than $100,000, provided that if necessary to enable the registration of transfer by a holder of its entire holding of Notes of a tranche, one Note of such tranche may be in a denomination of less than $100,000. Any transferee, by its acceptance of a Note registered in its name (or the name of its nominee), shall be deemed to have made the representations set forth in Section 6.
Section 13.3. Replacement of Notes. Upon receipt by the Company at the address and to the attention of the designated officer (all as specified in Section 18(iii)) of evidence reasonably satisfactory to it of the ownership of and the loss, theft, destruction or mutilation of any Note
(which evidence shall be, in the case of an Institutional Investor, notice from such Institutional
Investor of such ownership and such loss, theft, destruction or mutilation in the form of a lost note affidavit), and:
(a)
in the case of loss, theft or destruction, of indemnity reasonably satisfactory to it
(provided that if the holder of such Note is, or is a nominee for, an original Purchaser or another holder of a Note with a minimum net worth of at least $50,000,000 or a Qualified Institutional
Buyer, such Person’s own unsecured agreement of indemnity shall be deemed to be satisfactory),
or
(b)
in the case of mutilation, upon surrender and cancellation thereof, within 10 Business Days thereafter, the Company at its own expense shall execute and deliver, in lieu thereof, a new Note of the same Series (and of the same tranche if such Series has separate tranches), dated and bearing interest from the date to which interest shall have been paid on such

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lost, stolen, destroyed or mutilated Note or dated the date of such lost, stolen, destroyed or mutilated Note if no interest shall have been paid thereon.
Section 14.
Payments on Notes.
Section 14.1. Place of Payment.
Subject to Section 14.2, payments of principal,
Prepayment Settlement Amount, if any, or Make-Whole Amount, if any, and interest becoming due and payable on the Notes shall be made in Houston, Texas at the principal office of the
Company in such jurisdiction. The Company (or its agent or sub-agent) may at any time, by notice to each holder of a Note, change the place of payment of the Notes so long as such place of payment shall be either the principal office of the Company, the principal office of the Company’s agent or sub-agent in such jurisdiction or the principal office of a bank or trust company in such jurisdiction.
Section 14.2. Payment by Wire Transfer. So long as any Purchaser or its nominee shall be the holder of any Note, and notwithstanding anything contained in Section 14.1 or in such Note to the contrary, the Company (or its agent or sub-agent) will pay all sums becoming due on such
Note for principal, Prepayment Settlement Amount, if any, interest and all other amounts becoming due hereunder by the method and at the address specified for such purpose below such
Purchaser’s name in the Purchaser Schedule or by such other method or at such other address as such Purchaser shall have from time to time specified to the Company in writing for such purpose, without the presentation or surrender of such Note or the making of any notation thereon, except that upon written request of the Company made concurrently with or reasonably promptly after payment or prepayment in full of any Note, such Purchaser shall surrender such Note for cancellation, reasonably promptly after any such request, to the Company at its principal executive office or at the place of payment most recently designated by the Company pursuant to Section
14.1. Prior to any sale or other disposition of any Note held by a Purchaser or its nominee, such
Person will, at its election, either endorse thereon the amount of principal paid thereon and the last date to which interest has been paid thereon or surrender such Note to the Company in exchange for a new Note or Notes of the same tranche pursuant to Section 13.2. The Company will afford the benefits of this Section 14.2 to any Institutional Investor that is the direct or indirect transferee of any Note purchased by a Purchaser under this Agreement and that has made the same agreement relating to such Note as the Purchasers have made in this Section 14.2.
Section 14.3. Certain Tax Matters.
(a)
Any and all payments by or on account of any obligation of the Company or any other Obligor under the Notes or this Agreement shall be made without deduction or withholding for any taxes, levies, imposts, duties, deductions, withholdings or assessments, fees or other charges imposed by any Governmental Authority, including any interest, additions to tax or penalties applicable thereto (“Taxes”), except as required by applicable law. If the Company or any other Obligor is required by applicable law to withhold or deduct any Taxes from any such payment, then the Company or the other Obligor shall withhold or deduct such Taxes, the
Company or the other Obligor shall timely pay the full amount withheld or deducted to the relevant
Governmental Authority in accordance with applicable law, and the sum payable by the Company or the other Obligor shall be increased as necessary so that after deduction or withholding has been made for any such Tax (including such deductions or withholdings applicable to additional sums payable under this Section 14.3(a)), the applicable recipient receives an amount equal to the sum

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it would have received had no such deduction or withholding been made. The Company and any other Obligor shall indemnify the Purchaser, any Affiliate of the Purchaser, or assignee (under an assignment or made in accordance with Section 13.2) (each a “Recipient”), within 10 days after demand therefor, for the full amount of any such Taxes nevertheless payable or paid by such
Recipient or required to be withheld or deducted from a payment to such Recipient and any reasonable expenses arising therefrom or with respect thereto, whether or not such Taxes were correctly or legally imposed or asserted by the relevant Governmental Authority. Notwithstanding the foregoing, the increase of the sum payable and indemnification described in the immediately preceding sentence shall not be required with respect to payments by or on account of any obligation of the Company or any other Obligor under the Notes or this Agreement to any
Recipient for (a) Taxes imposed on or measured by net income (however denominated), franchise
Taxes, and branch profits Taxes, in each case, (i) imposed as a result of a Recipient being organized under the laws of, or having its principal office in, the jurisdiction imposing such Tax (or any political subdivision thereof) or (ii) that are Taxes imposed as a result of a result or former connection between the Recipient and the jurisdiction imposing such Tax (other than connections arising from the Recipient having executed, delivered, become a party to, performed its obligations under, received payments under, received or perfected a security interest under, engaged in any other transaction pursuant to or enforced any Note, or sold or assigned an interest in any Note); (b)
any U.S. federal withholding Taxes imposed under FATCA; (c) any Taxes attributable to such
Recipient’s failure to provide the Company upon prior reasonable request, in advance of the obligation to make the relevant payment, the documentation described in Section 14.3(b); or (d)
any U.S. federal withholding Taxes imposed on amounts payable to or for the account of any holder with respect to an applicable interest in a Note pursuant to a law in effect on the date on which such holder acquires such interest in such Note.
(b)
Any holder that is entitled to an exemption from or reduction of withholding Tax with respect to payments made under any Note shall deliver to the Company, at the time or times reasonably requested by the Company, such properly completed and executed documentation reasonably requested by the Company as will permit such payments to be made without withholding or at a reduced rate of withholding. In addition, any holder, if reasonably requested by the Company, shall deliver such other documentation prescribed by applicable law or reasonably requested by the Company as will enable the Company to determine whether or not such holder is subject to backup withholding or information reporting requirements (including
FATCA). Without limiting the generality of the foregoing, any holder that is a United States
Person shall deliver to the Company on or before the date on which such holder obtains a Note
(and from time to time thereafter upon the reasonable request of the Company), executed copies of IRS Form W-9 certifying that such holder is exempt from U.S. federal backup withholding tax.
Any holder that is a not United States Person shall deliver to the Company on or before the date on which such holder obtains a Note (and from time to time thereafter upon the reasonable request of the Company), executed copies of the applicable IRS Form W-8 and any documentation prescribed by applicable law as a basis for claiming exemption (if any) from or a reduction (if any)
in U.S. federal withholding Tax, duly completed, together with such supplementary documentation as may be prescribed by applicable law to permit the Company to determine the withholding or deduction required to be made. If a payment made to a holder under any Note would be subject to U.S. federal withholding Tax imposed by FATCA if such holder were to fail to comply with the applicable reporting requirements of FATCA (including those contained in
Section 1471(b) or 1472(b) of the Code, as applicable), such holder shall deliver to the Company

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at the time or times prescribed by law and at such time or times reasonably requested by the
Company such documentation prescribed by applicable law (including as prescribed by Section
1471(b)(3)(C)(i) of the Code) and such additional documentation reasonably requested by the
Company as may be necessary for the Company to comply with its obligations under FATCA and to determine that such holder has complied with such holder’s obligations under FATCA or to determine the amount, if any, to deduct and withhold from such payment. For purposes of this
Section 14.3, “FATCA” shall include any amendments made to FATCA after the date of this
Agreement.
Section 15.
Expenses, Etc.
Section 15.1. Transaction Expenses. Whether or not the transactions contemplated hereby are consummated, the Company will pay all reasonable and documented out-of-pocket costs and expenses (including attorneys’ fees and expenses of one special counsel for, collectively, the Purchasers and each other holder of a Note, taken as a whole, and, if reasonably required by the Required Holders, one local counsel in each relevant jurisdiction) incurred by the Purchasers and each other holder of a Note in connection with such transactions and in connection with any preparation, negotiation, execution, delivery, administration (including, without limitation, all due diligence, transportation, appraisal, audit, insurance, consultant fees and other expenses), amendments, waivers or consents under or in respect of this Agreement, any Subsidiary Guaranty or the Notes (whether or not such amendment, waiver or consent becomes effective), including:
(a) the costs and expenses incurred in enforcing or defending (or determining whether or how to enforce or defend) any rights under this Agreement, any Subsidiary Guaranty or the Notes or in responding to any subpoena or other legal process or informal investigative demand issued in connection with this Agreement, any Subsidiary Guaranty or the Notes, or by reason of being a holder of any Note, (b) the costs and expenses, including financial advisors’ fees, incurred in connection with the insolvency or bankruptcy of the Company or any Subsidiary Guarantor or in connection with any work-out or restructuring of the transactions contemplated hereby and by the
Notes and any Subsidiary Guaranty and (c) the costs and expenses incurred in connection with the initial filing of this Agreement and all related documents and financial information with the SVO provided, that such costs and expenses under this clause (c) shall not exceed $3,500. If required by the NAIC, the Company shall obtain and maintain at its own cost and expense a Legal Entity
Identifier (LEI).The Company will pay, and will save each Purchaser and each other holder of a
Note harmless from, (i) all claims in respect of any fees, costs or expenses, if any, of brokers and finders (other than those, if any, retained by a Purchaser, or other holder in connection with its purchase of the Notes), and (ii) any judgment, liability, claim, order, decree, fine, penalty, cost, fee, expense (but limited, in the case of attorneys’ fees and expenses, to the reasonable and documented out-of-pocket attorneys’ fees of one special counsel for, collectively, the Purchasers and each other holder of a Note, taken as a whole) or obligation resulting from the consummation of the transactions contemplated hereby, including the use of the proceeds of the Notes by the
Company, in each case, other than any such judgment, liability, claim, order, decree, fine, penalty, cost, fee, expense (including reasonable attorneys’ fees and expenses) or obligation that resulted from (x) the bad faith, gross negligence or willful misconduct or breach of this Agreement or any
Note by such Purchaser or such holder of a Note or (y) a claim between a Purchaser or holder of a
Note, on the one hand, and any other Purchaser or holder of a Note, on the other hand (other than claims arising out of any act or omission by the Company and/or its Affiliates). Notwithstanding
anything to the contrary, the Company shall not be liable to a Purchaser or holder of a Note for

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any special, indirect, consequential or punitive damages (as opposed to direct or actual damages)
arising out of, in connection with, or as a result of the transactions contemplated hereunder or under any Note asserted by a Purchaser or a holder of a Note against the Company or any of its
Affiliates.
Section 15.2. Certain Taxes. The Company agrees to pay all stamp, documentary or similar taxes or fees which may be payable in respect of the execution and delivery or the enforcement of this Agreement, or any Subsidiary Guaranty or the execution and delivery (but not the transfer) or the enforcement of any of the Notes in the United States or any other jurisdiction where the Company or any Subsidiary Guarantor has assets or of any amendment of, or waiver or consent under or with respect to, this Agreement, or any Subsidiary Guaranty or of any of the
Notes, and to pay any value added tax due and payable in respect of reimbursement of costs and expenses by the Company pursuant to this Section 15, and will save each holder of a Note to the extent permitted by applicable law harmless against any loss or liability resulting from nonpayment or delay in payment of any such tax or fee required to be paid by the Company hereunder.
Section 15.3. Survival. The obligations of the Company under this Section 15 will survive the payment or transfer of any Note, the enforcement, amendment or waiver of any provision of this Agreement, any Subsidiary Guaranty or the Notes, and the termination of this
Agreement.
Section 16.
Survival of Representations and Warranties; Entire Agreement.
All representations and warranties contained herein shall survive the execution and delivery of this Agreement and the Notes, the purchase or transfer by any Purchaser of any Note or portion thereof or interest therein and the payment of any Note, and may be relied upon by any subsequent holder of a Note, regardless of any investigation made at any time by or on behalf of such Purchaser or any other holder of a Note. All statements contained in any certificate or other instrument delivered by or on behalf of the Company pursuant to this Agreement shall be deemed representations and warranties of the Company under this Agreement. Subject to the preceding sentence, this Agreement, the Notes and any Subsidiary Guaranties embody the entire agreement and understanding between each Purchaser and the Company and supersede all prior agreements and understandings relating to the subject matter hereof.
Section 17.
Amendment and Waiver.
Section 17.1. Requirements.
(a)
Amendments. Except as expressly set forth herein, this Agreement and the Notes may be amended, and the observance of any term hereof or of the Notes may be waived (either retroactively or prospectively), only with the written consent of the Company and the Required
Holders, except that:
(1)
no amendment or waiver of any of Sections 1, 2, 3, 4, 5, 6 or 21 hereof, or any defined term (as it is used in any such Section), will be effective as to any Purchaser unless consented to by such Purchaser in writing;

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(2)
no amendment or waiver may, without the written consent of each
Purchaser directly and adversely affected thereby and the holder of each Note directly and adversely affected thereby at the time outstanding, (i) subject to Section 12 relating to acceleration or rescission, change the amount or time of any prepayment or payment of principal of, or reduce the rate or change the time of payment or method of computation of
(x) interest on the Notes or (y) the Make-Whole Amount or Prepayment Settlement
Amount, in each case, with respect to such Series of Notes; (ii) change the percentage of the principal amount of the Notes the holders of which are required to consent to any amendment or waiver, or (iii) amend any of Sections 8 (except as set forth in the second sentence of Section 8.2) and Section 11(a), 11(b), 12, 17 or 20; and
(3)
no amendment or waiver may, without the written consent of each Affiliated
Holder, affect any Affiliated Holder more adversely than any other affected Purchasers or other holders of each Note.
Section 17.2. Solicitation of Holders of Notes.
(a)
Solicitation. The Company will provide each Purchaser and holder of a Note with sufficient information, sufficiently far in advance of the date a decision is required, to enable such
Purchaser or such holder to make an informed and considered decision with respect to any proposed amendment, waiver or consent in respect of any of the provisions hereof, or of the Notes or any Subsidiary Guaranty. The Company will deliver executed or true and correct copies of each amendment, waiver or consent effected pursuant to this Section 17 or any Subsidiary Guaranty to each Purchaser and holder of a Note promptly following the date on which it is executed and delivered by, or receives the consent or approval of, the requisite Purchasers or holders of Notes.
(b)
Payment. The Company will not directly or indirectly pay or cause to be paid any remuneration, whether by way of supplemental or additional interest, fee or otherwise, or grant any security or provide other credit support, to any Purchaser or holder of a Note as consideration for or as an inducement to the entering into by such Purchaser or holder of any waiver or amendment of any of the terms and provisions hereof, or of any Subsidiary Guaranty or any Note unless such remuneration is concurrently paid, or security is concurrently granted or other credit support concurrently provided, on the same terms, ratably to each Purchaser or holder of a Note even if such Purchaser or holder did not consent to such waiver or amendment.
(c)
Consent in Contemplation of Transfer.
Any consent given pursuant to this
Section 17 or any Subsidiary Guaranty by a holder of a Note that has transferred or has agreed to transfer its Note to (i) the Company, (ii) any Subsidiary or any other Affiliate or (iii) any other
Person in connection with, or in anticipation of, such other Person acquiring, making a tender offer for or merging with the Company and/or any of its Affiliates, in each case in connection with such consent, shall be void and of no force or effect except solely as to such holder, and any amendments effected or waivers granted or to be effected or granted that would not have been or would not be so effected or granted but for such consent (and the consents of all other holders of Notes that were acquired under the same or similar conditions) shall be void and of no force or effect except solely as to such holder.

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Section 17.3. Binding Effect, Etc. Any amendment or waiver consented to as provided in this Section 17 or any Subsidiary Guaranty applies equally to all Purchasers or holders of Notes and is binding upon them and upon each future Purchaser or holder of any Note and upon the
Company without regard to whether such Note has been marked to indicate such amendment or waiver.
No such amendment or waiver will extend to or affect any obligation, covenant, agreement, Default or Event of Default not expressly amended or waived or impair any right consequent thereon. No course of dealing between the Company and any Purchaser or any holder of a Note and no delay in exercising any rights hereunder or under any Note or Subsidiary Guaranty shall operate as a waiver of any rights of any Purchaser or any holder of such Note.
Section 17.4. Notes Held by Company, Etc. Solely for the purpose of determining whether the holders of the requisite percentage of the aggregate principal amount of Notes then outstanding approved or consented to any amendment, waiver or consent to be given under this
Agreement, any Subsidiary Guaranty or the Notes, or have directed the taking of any action provided herein or in any Subsidiary Guaranty or the Notes to be taken upon the direction of the holders of a specified percentage of the aggregate principal amount of Notes then outstanding,
Notes directly or indirectly owned by the Company or any of its Affiliates shall be deemed not to be outstanding except with relation to any amendment, waiver or consent pursuant to Section
17.1(a)(1), (2) or (3).
Section 18.
Notices.
Except to the extent otherwise provided in Section 7.4, all notices and communications provided for hereunder shall be in writing and sent (a) by telecopy to any Person who has provided its telecopy number in its notice instructions, if the sender on the same day sends a confirming copy of such notice by an internationally recognized overnight delivery service (charges prepaid),
(b) by registered or certified mail with return receipt requested (postage prepaid), (c) by an internationally recognized overnight delivery service (charges prepaid) or (d) by e-mail, provided, that, in the case of this clause (d), upon written request of any holder to receive paper copies of such notices or communications, the Company will promptly deliver such paper copies to such holder. Any such notice must be sent:
(i)
if to any Purchaser or its nominee, to such Purchaser or nominee at the address specified for such communications in the Purchaser Schedule, or at such other address as such Purchaser or nominee shall have specified to the Company in writing,
(ii)
if to any other holder of any Note, to such holder at such address as such other holder shall have specified to the Company in writing, or
(iii)
if to the Company, to the Company at 1300 Post Oak Boulevard, 8th Floor,
Houston, Texas, 77056, Attn: Cory Gilbert (Email: cgilbert@mainstcapital.com), or at such other address as the Company shall have specified to the holder of each Note in writing, in each case, with a copy (which shall not constitute notice) to: Dechert LLP, 1095
Avenue of the Americas, New York, New York 10036, Attn: Ani Ravi, Telephone: (212)
649-8732, Email: ani.ravi@dechert.com.

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Notices under this Section 18 will be deemed given only when actually received. Notwithstanding anything to the contrary contained herein, any notice to be given by the Company (other than an
Officer’s Certificate) may be delivered by an agent or sub-agent of the Company.
Section 19.
Reproduction of Documents.
This Agreement and all documents relating thereto, including (a) consents, waivers and modifications that may hereafter be executed, (b) documents received by any Purchaser at the applicable Closing (except the Notes themselves), and (c) financial statements, certificates and other information previously or hereafter furnished to any Purchaser, may be reproduced by such
Purchaser by any photographic, photostatic, electronic, digital, or other similar process and such
Purchaser may destroy any original document so reproduced. The Company agrees and stipulates that, to the extent permitted by applicable law, any such reproduction shall be admissible in evidence as the original itself in any judicial or administrative proceeding (whether or not the original is in existence and whether or not such reproduction was made by such Purchaser in the regular course of business) and any enlargement, facsimile or further reproduction of such reproduction shall likewise be admissible in evidence. This Section 19 shall not prohibit the
Company or any other holder of Notes from contesting any such reproduction to the same extent that it could contest the original, or from introducing evidence to demonstrate the inaccuracy of any such reproduction.
Section 20.
Confidential Information.
For the purposes of this Section 20, “Confidential Information” means information delivered to any Purchaser by or on behalf of the Company or any Subsidiary in connection with the transactions contemplated by or otherwise pursuant to this Agreement that is proprietary in nature and that was clearly marked or labeled or otherwise adequately identified when received by such Purchaser as being confidential information of the Company or such subsidiary, provided that such term does not include information that (a) was publicly known or otherwise known to such
Purchaser prior to the time of such disclosure, (b) subsequently becomes publicly known through no act or omission by such Purchaser or any Person acting on such Purchaser’s behalf,
(c) otherwise becomes known to such Purchaser other than through disclosure by the Company or any subsidiary or (d) constitutes financial statements delivered to such Purchaser under Section
7.1 that are otherwise publicly available. Each Purchaser will maintain the confidentiality of such
Confidential Information in accordance with procedures adopted by such Purchaser in good faith to protect confidential information of third parties delivered to such Purchaser, provided that such
Purchaser may deliver or disclose Confidential Information to (i) its affiliates (who are not
Competitors) and its and their respective directors, officers, employees, agents, attorneys, trustees and partners (to the extent such disclosure reasonably relates to the administration of the investment represented by its Notes) and such disclosure is made on a confidential basis, (ii) its auditors, financial advisors and other professional advisors who agree to hold confidential the
Confidential Information substantially in accordance with this Section 20, (iii) any other holder of any Note, (iv) any Institutional Investor to which it sells or offers to sell such Note or any part thereof or any participation therein (if such Person has agreed in writing prior to its receipt of such
Confidential Information to be bound by this Section 20), (v) any Person from which it offers to purchase any Security of the Company (if such Person has agreed in writing prior to its receipt of such Confidential Information to be bound by this Section 20), (vi) any federal or state regulatory

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authority having jurisdiction over such Purchaser, (vii) the NAIC or the SVO or, in each case, any similar organization, or any nationally recognized rating agency that requires access to information about such Purchaser’s investment portfolio, or (viii) any other Person to which such delivery or disclosure may be necessary or appropriate (w) to effect compliance with any law, rule, regulation or order applicable to such Purchaser, (x) in response to any subpoena or other legal process, (y) in connection with any litigation to which such Purchaser is a party or (z) if an Event of Default has occurred and is continuing, to the extent such Purchaser may reasonably determine such delivery and disclosure to be necessary in the enforcement or for the protection of the rights and remedies under such Purchaser’s Notes, this Agreement or any Subsidiary Guaranty. Each holder of a Note, by its acceptance of a Note, will be deemed to have agreed to be bound by and to be entitled to the benefits of this Section 20 as though it were a party to this Agreement. On reasonable request by the Company in connection with the delivery to any holder of a Note of information required to be delivered to such holder under this Agreement or requested by such holder (other than a holder that is a party to this Agreement or its nominee), such holder will enter into an agreement with the
Company embodying this Section 20.
In the event that as a condition to receiving access to information relating to the Company or its Subsidiaries in connection with the transactions contemplated by or otherwise pursuant to this Agreement, any Purchaser or holder of a Note is required to agree to a confidentiality undertaking (whether through IntraLinks, another secure website, a secure virtual workspace or otherwise) which is different from this Section 20, this Section 20 shall not be amended thereby and, as between such Purchaser or such holder and the Company, this Section 20 shall supersede any such other confidentiality undertaking.
Section 21.SUBSTITUTION OF PURCHASER.
Each Purchaser shall have the right to substitute any one of its Affiliates or another
Purchaser or any one of such other Purchaser’s Affiliates (a “Substitute Purchaser”) as the
purchaser of the Notes that it has agreed to purchase hereunder, by written notice to the Company, which notice shall be signed by both such Purchaser and such Substitute Purchaser, shall contain such Substitute Purchaser’s agreement to be bound by this Agreement and shall contain a confirmation by such Substitute Purchaser of the accuracy with respect to it of the representations set forth in Section 6. Upon receipt of such notice, any reference to such Purchaser in this
Agreement (other than in this Section 21) shall be deemed to refer to such Substitute Purchaser in lieu of such original Purchaser, as the case may be. In the event that such Substitute Purchaser is so substituted as a Purchaser hereunder and such Substitute Purchaser thereafter transfers to such original Purchaser all of the Notes then held by such Substitute Purchaser, upon receipt by the
Company of notice of such transfer, any reference to such Substitute Purchaser as a “Purchaser”
in this Agreement (other than in this Section 21), shall no longer be deemed to refer to such
Substitute Purchaser, but shall refer to such original Purchaser, and such original Purchaser shall again have all the rights of an original holder of the Notes under this Agreement.
Section 22.
Miscellaneous.
Section 22.1. Successors and Assigns. All covenants and other agreements contained in this Agreement by or on behalf of any of the parties hereto bind and inure to the benefit of their respective successors and assigns (including any subsequent holder of a Note) permitted hereby,

NAI-5010897739v9
MSC Income Fund, Inc.
Note Purchase Agreement
whether so expressed or not, except that, subject to Section 10.2, the Company may not assign or otherwise transfer any of its rights or obligations hereunder or under the Notes without the prior written consent of each holder. Nothing in this Agreement, expressed or implied, shall be construed to confer upon any Person (other than the parties hereto and their respective successors and assigns permitted hereby) any legal or equitable right, remedy or claim under or by reason of this Agreement.
Section 22.2. Accounting Terms. (a) All accounting terms used herein which are not expressly defined in this Agreement have the meanings respectively given to them in accordance with GAAP. Except as otherwise specifically provided herein, (i) all computations made pursuant to this Agreement shall be made in accordance with GAAP, and (ii) all financial statements shall be prepared in accordance with GAAP. For purposes of determining compliance with this
Agreement (including Section 9, Section 10 and the definition of “Indebtedness”), any election by the Company to measure any financial liability using fair value (as permitted by Financial
Accounting Standards Board Accounting Standards Codification Topic No. 825-10-25 – Fair
Value Option, International Accounting Standard 39 – Financial Instruments: Recognition and
Measurement or any similar accounting standard) shall be disregarded and such determination shall be made as if such election had not been made.If the Company notifies the holders that the
Company requests an amendment to any provision hereof to eliminate the effect of any change occurring after the Effective Date in GAAP or in the application thereof on the operation of such provision (or if the Required Holders request an amendment to any provision hereof for such purpose), regardless of whether any such notice is given before or after such change in GAAP or in the application thereof, then the Company and the holders agree to enter into negotiations in good faith in order to amend such provisions of this Agreement so as to equitably reflect such change to comply with GAAP with the desired result that the criteria for evaluating the Company’s financial condition shall be the same after such change to comply with GAAP as if such change had not been made; provided, however, until such amendments to equitably reflect such changes are effective and agreed to by the Company and the Required Holders (or until such notice shall have been withdrawn), the Company’s compliance with such financial covenants shall be determined on the basis of GAAP as in effect and applied immediately before such change in
GAAP becomes effective.
Section 22.3. Severability.
Any provision of this Agreement that is prohibited or
unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall (to the full extent permitted by law) not invalidate or render unenforceable such provision in any other jurisdiction.
Section 22.4. Construction, Etc. Each covenant contained herein shall be construed
(absent express provision to the contrary) as being independent of each other covenant contained herein, so that compliance with any one covenant shall not (absent such an express contrary provision) be deemed to excuse compliance with any other covenant. Where any provision herein refers to action to be taken by any Person, or which such Person is prohibited from taking, such provision shall be applicable whether such action is taken directly or indirectly by such Person.
Defined terms herein shall apply equally to the singular and plural forms of the terms defined.
Whenever the context may require, any pronoun shall include the corresponding masculine, feminine and neuter forms. The words “include,” “includes” and “including” shall be deemed to

NAI-5010897739v9
MSC Income Fund, Inc.
Note Purchase Agreement
be followed by the phrase “without limitation.” The word “will” shall be construed to have the same meaning and effect as the word “shall.” Unless the context requires otherwise (a) any definition of or reference to any agreement, instrument or other document herein shall be construed as referring to such agreement, instrument or other document as from time to time amended, supplemented or otherwise modified (subject to any restrictions on such amendments, supplements or modifications set forth herein) and, for purposes of the Notes, shall also include any such notes issued in substitution therefor pursuant to Section 13, (b) subject to Section 22.1, any reference herein to any Person shall be construed to include such Person’s successors and assigns, (c) the words “herein,” “hereof” and “hereunder,” and words of similar import, shall be construed to refer to this Agreement in its entirety and not to any particular provision hereof, (d) all references herein to Sections and Schedules shall be construed to refer to Sections of, and Schedules to, this
Agreement, and (e) any reference to any law or regulation herein shall, unless otherwise specified, refer to such law or regulation as amended, modified or supplemented from time to time.
Section 22.5. Counterparts; Electronic Contracting. This Agreement may be executed in any number of counterparts, each of which shall be an original but all of which together shall constitute one instrument. Each counterpart may consist of a number of copies hereof, each signed by less than all, but together signed by all, of the parties hereto. The parties agree to electronic contracting and signatures with respect to this Agreement. Delivery of an electronic signature to, or a signed copy of, this Agreement by facsimile, email or other electronic transmission shall be fully binding on the parties to the same extent as the delivery of the signed originals and shall be admissible into evidence for all purposes. The words “execution,” “execute”, “signed,”
“signature,” and words of like import in or related to any document to be signed in connection with this Agreement shall be deemed to include electronic signatures, the electronic matching of assignment terms and contract formations on electronic platforms approved by the Company, or the keeping of records in electronic form, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature or the use of a paper-based recordkeeping system, as the case may be, to the extent and as provided for in any applicable law, including the
Federal Electronic Signatures in Global and National Commerce Act, the New York State
Electronic Signatures and Records Act, or any other similar state laws based on the Uniform
Electronic Transactions Act.
Section 22.6. Governing Law. This Agreement shall be construed and enforced in accordance with, and the rights of the parties shall be governed by, the law of the State of New
York excluding choice-of-law principles of the law of such State that would permit the application of the laws of a jurisdiction other than such State.
Section 22.7. Jurisdiction and Process; Waiver of Jury Trial. (a) The Company and
each Purchaser irrevocably submits to the non-exclusive jurisdiction of any New York State or federal court sitting in the Borough of Manhattan, The City of New York, over any suit, action or proceeding arising out of or relating to this Agreement or the Notes. To the fullest extent permitted by applicable law, the Company and each Purchaser irrevocably waives and agrees not to assert, by way of motion, as a defense or otherwise, any claim that it is not subject to the jurisdiction of any such court, any objection that it may now or hereafter have to the laying of the venue of any such suit, action or proceeding brought in any such court and any claim that any such suit, action or proceeding brought in any such court has been brought in an inconvenient forum.

NAI-5010897739v9
MSC Income Fund, Inc.
Note Purchase Agreement
(b)
The Company and each Purchaser agrees, to the fullest extent permitted by applicable law, that a final judgment in any suit, action or proceeding of the nature referred to in
Section 22.7(a) brought in any such court shall be conclusive and binding upon it subject to rights of appeal, as the case may be, and may be enforced in the courts of the United States of America or the State of New York (or any other courts to the jurisdiction of which it or any of its assets is or may be subject) by a suit upon such judgment.
(c)
The Company and each Purchaser consents to process being served by or on behalf of any holder of Notes in any suit, action or proceeding of the nature referred to in Section 22.7(a)
by mailing a copy thereof by registered, certified, priority or express mail (or any substantially similar form of mail), postage prepaid, return receipt or delivery confirmation requested, to it at its address specified in Section 18 or at such other address of which such holder shall then have been notified pursuant to said Section. The Company and each Purchaser agrees that such service upon receipt (i) shall be deemed in every respect effective service of process upon it in any such suit, action or proceeding and (ii) shall, to the fullest extent permitted by applicable law, be taken and held to be valid personal service upon and personal delivery to it. Notices hereunder shall be conclusively presumed received as evidenced by a delivery receipt furnished by the United States
Postal Service or any reputable commercial delivery service.
(d)
Nothing in this Section 22.7 shall affect the right of any holder of a Note to serve process in any manner permitted by law, or limit any right that the holders of any of the Notes may have to bring proceedings against the Company in the courts of any appropriate jurisdiction or to enforce in any lawful manner a judgment obtained in one jurisdiction in any other jurisdiction.
(e)
The parties hereto hereby waive trial by jury in any action brought on or with respect to this Agreement, the Notes or any
connection herewith or therewith.
OTHER
DOCUMENT
EXECUTED
IN
*
*
*
*
*

NAI-5010897739v9
Main Street Capital Corporation
Note Purchase Agreement
If you are in agreement with the foregoing, please sign the form of agreement on a counterpart of this Agreement and return it to the Company, whereupon this Agreement shall become a binding agreement between you and the Company.
Very truly yours,
MSC Income Fund, Inc.
By: /s/ Cory E. Gilbert
Name: Cory E. Gilbert
Title: Chief Financial Officer
NAI-5010897739v9
Main Street Capital Corporation
Note Purchase Agreement
This Agreement is hereby
accepted and agreed to as
of the date hereof.
PURCHASER
Security Benefit Life Insurance Company
By: Eldridge Credit Advisers, LLC, its
investment manager
By: /s/ Jake Borchert
Name: Jake Borchert
Title:
Senior Director
NAI-5010897739v9
Main Street Capital Corporation
Note Purchase Agreement
This Agreement is hereby
accepted and agreed to as
of the date hereof.
PURCHASER
Everly Life Insurance Company
By: /s/ Jake Borchert
Name: Jake Borchert
Title:
Authorized Signatory
NAI-5010897739v9
Schedule A
Defined Terms
As used herein, the following terms have the respective meanings set forth below or set forth in the Section hereof following such term:
“Additional Covenant” is defined in Section 9.11.
“Affiliate” means, at any time, and with respect to any Person, any other Person that at such time directly or indirectly through one or more intermediaries Controls, or is Controlled by, or is under common Control with, such first Person. Unless the context otherwise clearly requires, any reference to an “Affiliate” is a reference to an Affiliate of the Company. Anything herein to the contrary notwithstanding, the term “Affiliate” shall not include any Person that constitutes a
Portfolio Investment held by any Obligor or any of its or their subsidiaries in the ordinary course of business.
“Affiliate Agreement” means the Amended and Restated Investment Advisory and
Administrative Services Agreement, dated as of January 29, 2025, by and between the Company and the Investment Advisor.
“Affiliated Holder” is defined in the definition of “Required Holders”.
“Agreement” means this Master Note Purchase Agreement, including all Schedules and
Exhibits attached to this Agreement, as each may be amended, restated, supplemented or otherwise modified from time to time.
“All-In Rate” is defined in Section 9.11(d).
“Anti-Corruption Laws” means any law or regulation in a U.S. or any non-U.S.
jurisdiction regarding bribery or any other corrupt activity, including the U.S. Foreign Corrupt
Practices Act and the U.K. Bribery Act 2010 .
“Anti-Money Laundering Laws” means any law or regulation in a U.S. or any non-U.S.
jurisdiction regarding money laundering, drug trafficking, terrorist-related activities or other money laundering predicate crimes, including the Currency and Foreign Transactions Reporting
Act of 1970 (otherwise known as the Bank Secrecy Act) and the USA PATRIOT Act.
“Approved Dealer” means (a) in the case of any investment that is not a U.S. Government
Security, a bank or a broker-dealer registered under the Securities Exchange Act of 1934 of nationally recognized standing or an affiliate thereof, (b) in the case of a U.S. Government
Security, any primary dealer in U.S. Government Securities, and (c) in the case of any foreign investment, any foreign broker-dealer of internationally recognized standing or an affiliate thereof.
“Approved Foreign Currency” means CAD, EUR, GBP and AUD.
NAI-5010897739v9
“Asset Coverage Ratio” means the ratio, determined on a consolidated basis, without duplication, in accordance with GAAP, of (a) the value of total assets of the Company and its subsidiaries, less all liabilities and indebtedness not represented by Senior Securities, to (b) the aggregate amount of Senior Securities representing indebtedness (including the Notes) in each case, of the Company and its subsidiaries (all as determined pursuant to the Investment Company
Act and any orders, declarations, opinions, relief or letters issued by the SEC or any other government or regulatory authority). The calculation of the Asset Coverage Ratio shall be made in accordance with any exemptive order issued by the SEC under Section 6(c) of the Investment
Company Act relating to the exclusion of any Indebtedness of any SBIC Subsidiary from the definition of Senior Securities only so long as (a) such order is in effect, and (b) no obligations have become due and owing pursuant to the terms of any Permitted SBIC Guarantee to which the
Company or any other Obligor is a party.
“Assignee” is defined in Section 13.2.
“Assigning Party” is defined in Section 13.2.
“Bank Credit Agreement” means that certain Amended and Restated Senior Secured
Revolving Credit Agreement, dated as of March 11, 2014 and amended and restated as of March
6, 2017, by and among the Company, as borrower, the guarantors party thereto, certain banks and other financial intuitions party thereto from time to time as lenders, and TIAA, FSB (formerly known as EverBank Commercial Finance, Inc.), as administrative agent, as the same may be amended, restated, amended and restated, supplemented, refinanced, substituted or otherwise modified from time to time.
“Below Investment Grade Adjusted Interest Rate” is defined in Section 1.2(f).
“Below Investment Grade Event” is defined in Section 1.2(h).
“Blocked Person” means (a) a Person whose name appears on the list of Specially
Designated Nationals and Blocked Persons published by OFAC, (b) a Canada Blocked Person, (c)
a Person, entity, organization, country or regime that is blocked or a target of sanctions that have been imposed under Economic Sanctions Laws or (d) a Person that is an agent, department or instrumentality of, or is otherwise beneficially owned by, controlled by or acting on behalf of, directly or indirectly, any Person, entity, organization, country or regime described in clause (a),
(b) or (c).
“Business Day” means (a) for the purposes of Section 8.6 only, any day other than a
Saturday, a Sunday or a day on which commercial banks in New York City are required or authorized to be closed, and (b) for the purposes of any other provision of this Agreement, any day other than a Saturday, a Sunday or a day on which commercial banks in New York, New York are required or authorized to be closed.
“Canada Blocked Person” means (i) a “terrorist group” as defined for the purposes of
Part II.1 of the Criminal Code (Canada), as amended or (ii) a Person identified in or pursuant to
(w) Part II.1 of the Criminal Code (Canada), as amended or (x) the Proceeds of Crime (Money
Laundering) and Terrorist Finance Act, as amended or (y) the Justice for Victims of Corrupt
Foreign Officials Act (Sergei Magnitsky Law), as amended or (z) regulations or orders

NAI-5010897739v9
promulgated pursuant to the Special Economic Measures Act (Canada), as amended, the United
Nations Act (Canada), as amended, or the Freezing Assets of Corrupt Foreign Officials Act
(Canada), as amended, in any case pursuant to this clause (ii) as a Person in respect of whose property or benefit a holder of Notes would be prohibited from entering into or facilitating a related financial transaction.
“Canadian Economic Sanctions Laws” means those laws, including enabling legislation, orders-in-council or other regulations administered and enforced by Canada or a political subdivision of Canada pursuant to which economic sanctions have been imposed on any Person, entity, organization, country or regime, including Part II.1 of the Criminal Code (Canada), as amended, the Special Economic Measures Act (Canada), as amended, the Proceeds of Crime
(Money Laundering) and Terrorist Finance Act, as amended, the Justice for Victims of Corrupt
Foreign Officials Act (Sergei Magnitsky Law), as amended, the United Nations Act (Canada), as amended, the Export and Import Permits Act (Canada), as amended, and the Freezing Assets of
Corrupt Foreign Officials Act (Canada), as amended, and including all regulations promulgated under any of the foregoing, or any other similar sanctions program or action.
“Capital Lease Obligations” of any Person means the obligations of such Person to pay rent or other amounts under any lease of (or other arrangement conveying the right to use) real or personal property, or a combination thereof, which obligations are required to be classified and accounted for as capital leases on a balance sheet of such Person under GAAP, and the amount of such obligations shall be the capitalized amount thereof determined in accordance with GAAP.
Notwithstanding any other provision contained herein, any change in GAAP after December 15,
2018 that would require an operating lease to be treated similar to a capital lease shall not be given effect hereunder.
“Cash” means any immediately available funds in Dollars or in any currency other than
Dollars which is a freely convertible currency.
“Cash Equivalents” means investments (other than Cash) that are one (1) or more of the following obligations:
(a)
U.S. Government Securities, in each case maturing within one (1) year from the date of acquisition thereof;
(b)
investments in commercial paper or other short-term corporate obligations maturing within two hundred seventy (270) days from the date of acquisition thereof and having, at such date of acquisition, a credit rating of at least A-1 from S&P and at least P-1 from Moody’s;
(c)
investments in certificates of deposit, banker’s acceptances and time deposits maturing within one hundred eighty (180) days from the date of acquisition thereof (i) issued or guaranteed by or placed with, and money market deposit accounts issued or offered by, any domestic office of any commercial bank organized under the laws of the United States of America or any State thereof or under the laws of the jurisdiction or any constituent jurisdiction thereof of any Approved Foreign Currency and (ii) having, at such date of acquisition, a credit rating of at least A-1 from S&P and at least P-1 from Moody’s;

NAI-5010897739v9
(d)
fully collateralized repurchase agreements with a term of not more than thirty (30)
days from the date of acquisition thereof for U.S. Government Securities and entered into with
(i) a financial institution satisfying the criteria described in clause (c) of this definition or (ii) an
Approved Dealer having (or being a member of a consolidated group having) at such date of acquisition, a credit rating of at least A-1 from S&P and at least P-1 from Moody’s;
(e)
money market funds that have, at all times, credit ratings of “Aaa” and “MR1+” by
Moody’s and “AAAm” or “AAAM-G” by S&P, respectively; and
(f)
(I) open commercial paper services having, at such date of acquisition, a credit rating of at least A-1 from S&P and at least P-1 from Moody’s and maturing not later than two hundred seventy (270) days from the date of acquisition thereof and (II) eurodollar time deposits and commercial eurodollar sweep services offered by any commercial bank operating under the laws of the jurisdiction (or a constituent jurisdiction) of an Approved Foreign Currency having, at such date of acquisition, a credit rating of at least A-1 from S&P and at least P-1 from Moody’s, provided, that (i) in no event shall Cash Equivalents include any obligation that provides for the payment of interest alone (for example, interest-only securities); (ii) if any of Moody’s or S&P changes its rating system, then any ratings included in this definition shall be deemed to be an equivalent rating in a successor rating category of Moody’s or S&P, as the case may be; (iii) Cash
Equivalents (other than U.S. Government Securities, certificates of deposit or repurchase agreements) shall not include any such investment representing more than 10% of total assets of the Obligors in any single issuer; and (iv) in no event shall Cash Equivalents include any obligation that is not denominated in Dollars or an Approved Foreign Currency.
“CDO Securities” means debt securities, mezzanine securities, equity securities, residual interests or composite or combination securities (i.e. securities consisting of a combination of debt and equity securities that are issued in effect as a unit), including synthetic securities that provide synthetic credit exposure to debt securities, mezzanine securities, equity securities, residual interests or composite or combination securities (or other investments, including any interests held to comply with applicable risk retention requirements, that similarly represent an investment in underlying pools of leveraged portfolios), that entitle the holders thereof to receive payments that
(i) depend on the cash flow from a portfolio consisting primarily of ownership interests in debt securities, corporate loans or asset-backed securities or (ii) are subject to losses owing to credit events (howsoever defined) under credit derivative transactions with respect to debt securities, corporate loans or asset-backed securities.
“Change in Control” is defined in Section 8.8(f).
“Closing” is defined in Section 3.1.
“Closing Day” is defined in Section 3.1.
“Code” means the Internal Revenue Code of 1986 and the rules and regulations promulgated thereunder from time to time.
“Company” is defined in the first paragraph of this Agreement.

NAI-5010897739v9
“Competitor” means (a) any entity that has elected to be regulated as a “business development company” under the Investment Company Act; (b) any Person who is not an Affiliate
of the Company or any of its subsidiaries and who engages, as its primary business, in (i) the same or similar business as a material business of the Company or any of its subsidiaries or (ii) the business of providing, buying or making debt and equity investments in the middle market and lower middle market and such Person is not a bank or an insurance company; or (c) any Affiliate of any of the foregoing entities described in clauses (a) or (b) (other than an Affiliate that (i) has not elected to be regulated as a “business development company” under the Investment Company
Act, (ii) does not engage, as its primary business, in the business of providing, buying or making debt and equity investments in the middle market and lower middle market, (iii) has established procedures which will prevent confidential information supplied to such Affiliate from being transmitted or otherwise made available to such affiliated entities described in clauses (a) or (b), and (iv) is managed by Persons other than Persons who manage such affiliated entities described in clauses (a) or (b)); provided that:
(i)
the provision of investment advisory services by a Person to a Plan which is owned or controlled by a Person which would otherwise be a Competitor shall not in any event cause the Person providing such services to be deemed to be a Competitor, provided that such Person providing such services has established and maintains procedures which will prevent Confidential Information supplied to such Person from being transmitted or otherwise made available to such Plan;
(ii)
in no event shall an Institutional Investor be deemed a Competitor if such
Institutional Investor is a Pension Plan sponsored by a Person which would otherwise be a
Competitor but which is a regular investor in privately placed Securities and such Pension
Plan has established and maintains procedures which will prevent Confidential Information supplied to such Pension Plan by the Company from being transmitted or otherwise made available to such plan sponsor; and
(iii)
in any event that any Private Placement Agent that would otherwise be deemed to be a Competitor pursuant to the foregoing provisions of this definition, such
Private Placement Agent shall not be deemed to be a Competitor if such Private Placement
Agent holds the Notes only in connection with its role as an intermediary in the prompt and expeditious sale in accordance with customary financial market conditions of the Note or Notes owned by one Institutional Investor who is not a Competitor to another purchasing
Institutional Investor who is not a Competitor and such Private Placement Agent has established procedures which will prevent confidential information supplied to either the selling or buying Institutional Investor by the Company from being transmitted or otherwise made available to such Private Placement Agent or any of its Affiliates in any capacity other than as the agent and intermediary in connection with such sale of any such
Note or Notes.
“Confidential Information” is defined in Section 20.
“Consolidated Net Worth” means, at any date, the amount determined on a consolidated basis, without duplication, in accordance with GAAP, of shareholders’ equity for the Company and its subsidiaries at such date.

NAI-5010897739v9
“Control” means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of a Person, whether through the ownership of voting securities, by contract or otherwise; and the term “Controlled” shall have a meaning correlative to the foregoing.
“Controlled Entity” means (a) any of the Subsidiaries of the Company and any of their or the Company’s respective Controlled Affiliates and (b) if the Company has a parent company, such parent company and its Controlled Affiliates.
“Controlled Foreign Corporation” means any Subsidiary which is (i) a “controlled foreign corporation” (within the meaning of Section 957 of the Code), or (ii) a subsidiary substantially all the assets of which consist of debt or equity in Subsidiaries described in clause (i)
of this definition.
“Credit Default Swap” means any credit default swap entered into as a means to (i) invest in bonds, notes, loans, debentures or securities on a leveraged basis or (ii) hedge the default risk of bonds, notes, loans, debentures or securities.
“Cure Right” is defined in Section 10.8(c).
“Debt Ratio Adjusted Interest Rate” is defined in Section 1.2(g).
“Default” means an event or condition the occurrence or existence of which would, with the lapse of time or the giving of notice or both, become an Event of Default.
“Default Rate” means that rate of interest per annum that is 2.0% above the rate of interest then in effect on the applicable Notes.
“Designated Subsidiary” means:
(1)
an SBIC Subsidiary; and
(2)
(a) (x) MSIF Funding, LLC and (y) a direct or indirect Subsidiary of the
Company or any other Obligor designated by the Company as a “Designated Subsidiary”
which, in the case of any entity in clause (x) or (y), meets the following criteria:
(i)  to which any Obligor sells, conveys or otherwise transfers (whether directly or indirectly) Cash, Cash Equivalents or one (1) or more Portfolio
Investments, which engages in no material activities other than in connection with the holding, purchasing and financing of one (1) or more assets;
(ii)  no portion of the Indebtedness or any other obligations (contingent or otherwise) of such Subsidiary (A) is guaranteed by any Obligor (other than
Guarantees in respect of Standard Securitization Undertakings), (B) is recourse to or obligates any Obligor in any way other than pursuant to Standard Securitization
Undertakings or (C) subjects any property of any Obligor (other than property that has been contributed or sold, purported to be sold or otherwise transferred to such
Subsidiary or any equity of such Subsidiary), directly or indirectly, contingently or

NAI-5010897739v9
otherwise, to the satisfaction thereof, other than pursuant to Standard Securitization
Undertakings or any Guarantee thereof,
(iii)
with which no Obligor has any material contract, agreement,
arrangement or understanding other than on terms no less favorable to such Obligor than those that might be obtained at the time from Persons that are not Affiliates of any Obligor, other than fees payable in the ordinary course of business in connection with servicing receivables or financial assets and pursuant to any
Standard Securitization Undertakings, and
(iv)
to which no Obligor has any obligation to maintain or preserve such entity’s financial condition or cause such entity to achieve certain levels of operating results, other than pursuant to Standard Securitization Undertakings; or
(b)
a direct or indirect Subsidiary of the Company designated by the
Company as a “Designated Subsidiary” and which satisfies each of the foregoing criteria set forth in clauses (2)(a)(i), (ii), (iii) and (iv).
Any such designation under clauses (2)(a)(y) and (2)(b) by the Company shall be effected pursuant to a certificate of a Senior Financial Officer delivered to the holders of the Notes, which certificate shall include a statement to the effect that, to the best of such officer’s knowledge, such designation complied with the foregoing conditions set forth in clauses (2)(a)(y) or (2)(b). Each Subsidiary of a Designated Subsidiary shall be deemed to be a Designated Subsidiary. The parties hereby agree that the Subsidiaries identified as Designated Subsidiaries on Schedule 5.4 hereto, shall each constitute a Designated Subsidiary so long as they comply with the foregoing requirements of this definition.
“Disclosure Documents” is defined in Section 5.3.
“Disqualified Equity Interests” means any Equity Interests which, by its terms (or by the terms of any security into which it is convertible or for which it is exchangeable), or upon the happening of any event, (a) matures (excluding any maturity as the result of an optional redemption by the issuer thereof) or is mandatorily redeemable (other than for Qualified Equity Interests), pursuant to a sinking fund obligation or otherwise, or is redeemable at the option of the holder thereof (other than for Qualified Equity Interests), in whole or in part, on or prior to 91 days following the Maturity Date at the time such Equity Interests is issued (it being understood that if any such redemption is in part, only such part coming into effect prior to 91 days following the
Maturity Date shall constitute Disqualified Equity Interests), (b) is or becomes convertible into or exchangeable (unless at the sole option of the issuer thereof) for (i) debt securities or (ii) any Equity
Interests that would constitute Disqualified Equity Interests, in each case at any time on or prior to
91 days following the Maturity Date at the time such Equity Interests is issued, (c) contains any mandatory repurchase obligation or any other repurchase obligation at the option of the holder thereof (other than for Qualified Equity Interests), in whole or in part, which may come into effect prior to 91 days following the Maturity Date at the time such Equity Interests is issued (it being understood that if any such repurchase obligation is in part, only such part coming into effect prior to 91 days following the Maturity Date shall constitute Disqualified Equity Interests) or (d)
requires scheduled payments of dividends in cash on or prior to 91 days following the Maturity

NAI-5010897739v9
Date at the time such Equity Interests is issued; provided that any Equity Interests that would not constitute Disqualified Equity Interests but for provisions thereof giving holders thereof (or the holders of any security into or for which such Equity Interests is convertible, exchangeable or exercisable) the right to require the issuer thereof to redeem such Equity Interests upon the occurrence of any Change in Control occurring prior to 91 days following the Maturity Date at the time such Equity Interests is issued shall not constitute Disqualified Equity Interests if (x) such
Equity Interests provides that the issuer thereof will not redeem any such Equity Interests pursuant to such provisions prior to the date that the Notes have been repaid in full (other than continent indemnification obligations) (the “Termination Date”) or (y) such redemption is subject to events that would cause the Termination Date to occur.
“Dollars” or “$” refers to lawful money of the United States of America.
“Economic Sanctions Laws” means U.S. Economic Sanctions Laws or Canadian
Economic Sanctions Laws.
“EDGAR” means the SEC’s Electronic Data Gathering, Analysis and Retrieval System or
any successor SEC electronic filing system for such purposes.
“Effective Date” means the date of this Agreement.
“Environmental Laws” means any applicable federal, state, local, and foreign statutes, laws, regulations, ordinances, rules, judgments, orders, decrees, permits, concessions, grants, franchises, licenses, or settlement or consent agreements relating to pollution and the protection of the environment or the release of any Hazardous Materials into the environment.
“Equity Interests” means shares of capital stock, partnership interests, membership interests in a limited liability company, beneficial interests in a trust or other equity ownership interests in a Person, and any warrants, options or other rights entitling the holder thereof to purchase or acquire any such Equity Interest. As used in this Agreement, “Equity Interests” shall not include convertible debt unless and until such debt has been converted to capital stock or other
Equity Interests.
“ERISA” means the Employee Retirement Income Security Act of 1974 and the rules and regulations promulgated thereunder from time to time in effect.
“ERISA Affiliate” means any trade or business (whether or not incorporated) that is treated as a single employer together with the Company under section 414(b), (c), (m) or (o) of the
Code.
“Event of Default” is defined in Section 11.
“Exchange Act” means the Securities Exchange Act of 1934 and the rules and regulations promulgated thereunder from time to time in effect
“Excluded Asset Lien” has the meaning assigned to such term in Section 10.5(e).

NAI-5010897739v9
“Excluded Assets” means the entities identified as Excluded Assets in Schedule 10.8 hereto, any CDO Securities and finance lease obligations, and each Designated Subsidiary, and any similar assets or entities in which any Obligor holds an interest on or after the Effective Date, and, in each case, their respective Subsidiaries, unless, in the case of any such asset or entity, the
Company designates in writing to the holders of the Notes that such asset or entity is not to be an
Excluded Asset.
“Excluded Subsidiary” means any Subsidiary of the Company that is a Controlled
Foreign Corporation or a Subsidiary of a Controlled Foreign Corporation.
“FATCA” means Sections 1471 through 1474 of the Code, as of the date of this Agreement
(or any amended or successor version that is substantively comparable and not materially more onerous to comply with), any current or future regulations or official interpretations thereof, any agreements entered into pursuant to Section 1471(b)(1) of the Code and any fiscal or regulatory legislation, rules or practices adopted pursuant to any intergovernmental agreement, treaty or convention among Governmental Authorities and implementing such Sections of the Code.
“Financial Covenant Default” means an Event of Default under Section 10.8(a), 10.8(b), or any Incorporated Covenant that is an MFL Financial Covenant.
“Form 10-K” is defined in Section 7.1(b).
“Form 10-Q” is defined in Section 7.1(a).
“GAAP” means (a) generally accepted accounting principles as in effect from time to time in the United States of America and (b) for purposes of Section 9.6, with respect to any Subsidiary that is an Obligor, generally accepted accounting principles (including International Financial
Reporting Standards, as applicable) as in effect from time to time in the jurisdiction of organization of such Obligor.
“Governmental Authority” means
(a)
the government of
(i)
thereof, or
the United States of America or any state or other political subdivision
(ii)
any other jurisdiction in which the Company or any Subsidiary conducts all or any part of its business, or which asserts jurisdiction over any properties of the Company or any Subsidiary, or
(b)
any entity exercising executive, legislative, judicial, regulatory or administrative functions of, or pertaining to, any such government.
“Governmental Official” means any governmental official or employee, employee of any government-owned or government-controlled entity, political party, any official of a political party, candidate for political office, official of any public international organization or anyone else acting in an official capacity.

NAI-5010897739v9
“Guarantee” of or by any Person (the “guarantor”) means any obligation, contingent or otherwise, of the guarantor guaranteeing or having the economic effect of guaranteeing any
Indebtedness or other obligation of any other Person (the “primary obligor”) in any manner, whether directly or indirectly, and including any obligation of the guarantor, direct or indirect,
(a) to purchase or pay (or advance or supply funds for the purchase or payment of) such
Indebtedness or other obligation or to purchase (or to advance or supply funds for the purchase of)
any security for the payment thereof, (b) to purchase or lease property, securities or services for the purpose of assuring the owner of such Indebtedness or other obligation of the payment thereof,
(c) to maintain working capital, equity capital or any other financial statement condition or liquidity of the primary obligor so as to enable the primary obligor to pay such Indebtedness or other obligation or (d) as an account party in respect of any letter of credit or letter of guaranty issued to support such Indebtedness or obligation; provided, that the term Guarantee shall not include endorsements for collection or deposit in the ordinary course of business or customary indemnification agreements entered into in the ordinary course of business in connection with obligations that do not constitute Indebtedness. The amount of any Guarantee at any time shall be deemed to be an amount equal to the maximum stated or determinable amount of the primary obligation in respect of which such Guarantee is incurred, unless the terms of such Guarantee expressly provide that the maximum amount for which such Person may be liable thereunder is a lesser amount (in which case the amount of such Guarantee shall be deemed to be an amount equal to such lesser amount).
“Hazardous Materials” means any and all pollutants, contaminants, or toxic or hazardous wastes, substances or which are regulated by Environmental Law, including asbestos, urea formaldehyde foam insulation, polychlorinated biphenyls, petroleum, or petroleum products.
“Hedging Agreement” means any interest rate protection agreement, foreign currency exchange protection agreement, commodity price protection agreement or other interest or currency exchange rate or commodity price hedging arrangement.
“holder” means, with respect to any Note, the Person in whose name such Note is registered in the register maintained by the Company pursuant to Section 13.1, provided, however, that if such Person is a nominee, then for the purposes of Sections 7, 12 and 18 and any related definitions in this Schedule A, “holder” shall mean the beneficial owner of such Note whose name and address appears in such register.
“Immaterial Subsidiary” means any Subsidiary that owns, legally or beneficially or has, together with all other Immaterial Subsidiaries, assets or revenues, which in the aggregate is less than or equal to the greater of $100,000,000 and 10% of the aggregate assets or aggregate revenues of the Company and its Subsidiaries, taken as a whole, as of the end of the most recent fiscal quarter in respect of which financial statements have been delivered pursuant to Section 7.1(a) or
(b), as applicable unless, in the case of any such Subsidiary, the Company designates in writing to the holders of the Notes that such Subsidiary is not to be an Immaterial Subsidiary and that the
Company will comply with the requirements of Section 9.7 with respect to such Subsidiary.
“Indebtedness” of any Person means, without duplication,

NAI-5010897739v9
(a)
(i)
all obligations of such Person for borrowed money or (ii) with respect to deposits or advances of any kind that are required to be to accounted for under GAAP as a liability on the financial statements of such Person (other than deposits received in connection with a portfolio investment (including Portfolio Investments) of such Person in the ordinary course of such Person’s business (including, but not limited to, any deposits or advances in connection with expense reimbursement, prepaid agency fees, other fees, indemnification, work fees, tax distributions or purchase price adjustments)),
(b)
instruments,
all obligations of such Person evidenced by bonds, debentures, notes or similar debt
(c)
all obligations of such Person under conditional sale or other title retention agreements relating to property acquired by such Person (excluding accounts payable and accrued expenses and trade accounts incurred in the ordinary course of business),
(d)
all obligations of such Person in respect of the deferred purchase price of property or services (excluding accounts payable and accrued expenses and trade accounts incurred in the ordinary course of business),
(e)
all Indebtedness of others secured by any Lien (other than a Lien permitted by
Section 10.5(c)) on property owned or acquired by such Person, whether or not the Indebtedness secured thereby has been assumed (with the amount of such Indebtedness being the lower of the outstanding amount of such debt and the fair market value of the property subject to such Lien),
(f)
all Guarantees by such Person of Indebtedness of others,
(g)
all Capital Lease Obligations of such Person,
(h)
all obligations, contingent or otherwise, of such Person as an account party in respect of letters of credit and letters of guaranty, and
(i)all obligations, contingent or otherwise, of such Person in respect of bankers’
acceptances.
The Indebtedness of any Person shall include the Indebtedness of any other entity (including any partnership in which such Person is a general partner) to the extent such Person is liable therefor as a result of such Person’s ownership interest in or other relationship with such entity, except to the extent the terms of such Indebtedness provide that such Person is not liable therefor.
Notwithstanding the foregoing “Indebtedness” shall not include (v) indebtedness of such Person on account of the sale by such Person of the first out tranche of any first lien bank loan that arises solely as an accounting matter under ASC 860, (w) purchase price holdbacks arising in the ordinary course of business in respect of a portion of the purchase price of an asset or Investment to satisfy unperformed obligations of the seller of such asset or Investment, (x) a commitment arising in the ordinary course of business to make a future portfolio investment (including Portfolio
Investments) or fund the delayed draw or unfunded portion of any existing portfolio investment
(including Portfolio Investments), (y) any accrued incentive, management or other fees to an investment manager or its affiliates (regardless of any deferral in payment thereof), or (z) non-
recourse liabilities.

NAI-5010897739v9
“INHAM Exemption” is defined in Section 6.2(e).
“Initial Subsidiary Guarantors” means MSC Equity Holding LLC, MSC California
Holdings LP, MSC California Holdings GP LLC, HMS Funding I LLC, Stavig Equity Holdings,
LLC and Mystic Logistics Investments, LLC.
“Institutional Investor” means (a) any Purchaser of a Note, (b) any holder of a Note holding (together with one or more of its Affiliates) more than 10% of the aggregate principal amount of the Notes then outstanding, (c) any bank, trust company, savings and loan association or other financial institution, any Pension Plan, any investment company, any insurance company, any broker or dealer, or any other similar financial institution or entity, regardless of legal form, and (d) any Related Fund of any holder of any Note.
“Investment” means, for any Person: (a) Equity Interests, bonds, notes, debentures or other securities of any other Person or any agreement to acquire any Equity Interests, bonds, notes, debentures or other securities of any other Person (including any “short sale” or any sale of any securities at a time when such securities are not owned by the Person entering into such sale);
(b) deposits, advances, loans or other extensions of credit made to any other Person (including purchases of property from another Person subject to an understanding or agreement, contingent or otherwise, to resell such property to such Person); or (c) Hedging Agreements, Credit Default
Swaps and total return swaps.
“Investment Advisor” means MSC Adviser I, LLC, or any Affiliate of MSC Adviser I,
LLC that is organized under the laws of a jurisdiction located in the United States of America and in the business of managing or advising clients.
“Investment Company Act” means the Investment Company Act of 1940, as amended from time to time.
“Investment Grade” means a rating of at least “BBB-” (or its equivalent) or higher by a
Rating Agency without giving effect to any credit watch.
“Investment Policies” means, with respect to the Company, the investment objectives, policies, restrictions and limitations as the same may be changed, altered, expanded, amended, modified, terminated or restated from time to time.
“Lien” means, with respect to any asset, (a) any mortgage, deed of trust, lien, pledge, hypothecation, encumbrance, charge or security interest in, on or of such asset, (b) the interest of a vendor or a lessor under any conditional sale agreement, capital lease or title retention agreement
(or any financing lease having substantially the same economic effect as any of the foregoing)
relating to such asset and (c) in the case of securities, any purchase option, call or similar right of a third party with respect to such securities (other than on market terms at fair value), except in favor of the issuer thereof (and, for the avoidance of doubt, in the case of Investments that are loans or other debt obligations, restrictions on assignments or transfers, buyout rights, voting rights, right of first offer or refusal thereof pursuant to the underlying documentation of such
Investment shall not be deemed to be a “Lien” and, in the case of portfolio investments (including
Portfolio Investments) that are equity securities, excluding customary drag along, tag along,

NAI-5010897739v9
buyout rights, voting rights, right of first offer or refusal, restrictions on assignments or transfers and other similar rights in favor of other equity holders of the same issuer).
“Make-Whole Amount” is defined in Section 8.6.
“Material” means material in relation to the business, operations, affairs, financial condition, assets, or properties of the Company and its subsidiaries taken as a whole.
“Material Adverse Effect” means a material adverse effect on (a) the business, operations, financial condition, assets or properties of the Company and its subsidiaries taken as a whole (excluding in any case a decline in the net asset value of the Company or its subsidiaries or a change in general market conditions or values of the Portfolio Investments of the Company and its subsidiaries (taken as a whole)), (b) the ability of the Company to perform its payment obligations under this Agreement and the Notes or (c) the validity or enforceability of this
Agreement, the Notes or any Subsidiary Guaranty.
“Material Credit Facility” means, as to the Company and the other Obligors,
(a)
the Bank Credit Agreement; and
(b)
any other agreement(s) creating or evidencing indebtedness for borrowed money in respect of which the Company or any other Obligor (other than an Excluded Subsidiary) is an obligor or otherwise provides a guarantee or other credit support (“Credit Facility”), in each case, as the same may be amended, restated, amended and restated, supplemented, refinanced, substituted or otherwise modified from time to time, in a principal amount outstanding or available for borrowing equal to or greater than $25,000,000 (or the equivalent of such amount in the relevant currency of payment, determined as of the date of the closing of such facility based on the exchange rate of such other currency) and if no Credit Facility or Credit Facilities equal or exceed such amounts, then the largest Credit Facility shall be deemed to be a Material Credit Facility.
“Material Indebtedness” means Indebtedness (other than the Notes), of any one or more of the Company and its Subsidiaries in an aggregate outstanding principal amount exceeding
$50,000,000.
“Maturity Date” is defined in the first paragraph of each Note.
“MFL Cure Right Provision” means any provision (regardless of whether such provision is labeled or otherwise characterized as a covenant, a definition or a default) that allows the
Company or any Subsidiary to “cure” or otherwise remedy a default under any financial covenant as set forth in Section 10.8, prior to such default becoming an actionable event of default.
“MFL Financial Covenant” means any financial maintenance covenant (regardless of whether such provision is labeled or otherwise characterized as a covenant, a definition or a default) that requires the Company or any Subsidiary to (i) maintain any level of financial performance (including any specified level of net worth, total assets, cash flows or net income, however expressed), (ii) not to exceed any maximum level of indebtedness, however expressed, and (iii) any requirement or covenants that require the Company or any Subsidiary to maintain any relationship of any component of its capital structure to any other component thereof (including

NAI-5010897739v9
the relationship of indebtedness, senior indebtedness or subordinated indebtedness to total capitalization or to net worth, however expressed); provided, however, that, none of the following requirements or covenants (regardless of whether such provision is labeled or otherwise characterized as a covenant, a definition or a default), however expressed, shall constitute an MFL
Financial Covenant: (x) any borrowing base requirement or covenants and (y) any requirement or covenants that require the Company or any Subsidiary to maintain any measure of its ability to service its indebtedness (including exceeding any specified ratio of revenues, cash flow or income to interest expense, rental expense, capital expenditures and/or scheduled payments of indebtedness, however expressed).
“Moody’s” means Moody’s Investors Service, Inc. or any successor thereto.
“Most Favored Lender Notice” means a written notice from the Company to each of the holders of the Notes delivered promptly, and in any event within ten (10) Business Days after the inclusion of any Additional Covenant in the applicable unsecured Indebtedness (including by way of amendment or other modification of any existing provision thereof), pursuant to Section 9.11(a)
by a Senior Financial Officer in reasonable detail, including reference to Section 9.11(a), a verbatim statement of such Additional Covenant (including any defined terms used therein).
“Multiemployer Plan” means any Plan that is a “multiemployer plan” (as such term is defined in section 4001(a)(3) of ERISA).
“NAIC” means the National Association of Insurance Commissioners.
“NRSRO” means a rating organization designated from time to time by the SEC as being nationally recognized whose status has been confirmed by the SVO.
“Non-U.S. Plan” means any plan, fund or other similar program that (a) is established or maintained outside the United States of America by the Company or any Subsidiary primarily for the benefit of employees of the Company or one or more other Obligors residing outside the United
States of America, which plan, fund or other similar program provides, or results in, retirement income, a deferral of income in contemplation of retirement or payments to be made upon termination of employment, and (b) is not subject to ERISA or the Code.
“Note Documents” means (a) this Agreement, (b) the Notes, (c) each Subsidiary Guaranty, and (d) each other document or instrument now or hereafter executed and delivered by an Obligor in connection with, pursuant to or relating to this Agreement, in each case, as amended.
“Notes” is defined in Section 1.1.
“Obligors” means, collectively, the Company and the Subsidiary Guarantors.
“OFAC” means the Office of Foreign Assets Control of the United States Department of
the Treasury.
“OFAC Sanctions Program” means any economic or trade sanction that OFAC is responsible for administering and enforcing. A list of OFAC Sanctions Programs can be found at
http://www.treasury.gov/resource-center/sanctions/Programs/Pages/Programs.aspx.

NAI-5010897739v9
“Officer’s Certificate” means a certificate of a Senior Financial Officer or of any other officer of the Company whose responsibilities extend to the subject matter of such certificate.
“Participation Interest” means a participation interest in an investment that at the time of acquisition by an Obligor satisfies each of the following criteria: (a) the underlying investment would constitute a Portfolio Investment were it acquired directly by such Obligor, (b) the seller of the participation is an Excluded Asset, (c) the entire purchase price for such participation is paid in full at the time of its acquisition and (d) the participation provides the participant all of the economic benefit and risk of the whole or part of such portfolio investment that is the subject of such participation.
“PBGC” means the Pension Benefit Guaranty Corporation referred to and defined in
ERISA.
“Pension Plan” means any Plan that is subject to Title IV of ERISA or Section 412 of the
Code or Section 302 of ERISA.
“Permitted Liens” means:
(a)  Liens securing repurchase obligations arising in the ordinary course of business with respect to securities issued or directly and fully guaranteed or insured by the federal government of the United States of America or any agency thereof;
(b)
Liens imposed by any Governmental Authority for taxes, assessments or charges not yet due or that are being contested in good faith and by appropriate proceedings if adequate reserves with respect thereto are maintained on the books of the Company or its Subsidiaries (as the case may be) in accordance with GAAP;
(c)
Liens of clearing agencies, broker-dealers and similar Liens incurred in the ordinary course of business, provided that such Liens (i) attach only to the securities (or proceeds) being purchased or sold and (ii) secure only obligations incurred in connection with such purchase or sale, and not any obligation in connection with margin financing;
(d)
Liens imposed by law, such as materialmen’s, mechanics’, carriers’, workmens’, landlord, storage and repairmen’s Liens and other similar Liens arising in the ordinary course of business and securing obligations not yet due or that are being contested in good faith and by appropriate proceedings if adequate reserves with respect thereto are maintained on the books of the Company or its Subsidiaries in accordance with GAAP;
(e)
Liens incurred or pledges or deposits made to secure obligations incurred in the ordinary course of business under workers’ compensation laws, unemployment insurance or other similar social security legislation or to participate in any fund in connection with workers’
compensation, unemployment insurance, old-age pensions or other social security programs;
(f)
Liens securing the performance of, or payment in respect of, bids, insurance premiums, deductibles or co-insured amounts, tenders, government or utility contracts (other than for the repayment of borrowed money), surety, stay, customs and appeal bonds and other obligations of a similar nature incurred in the ordinary course of business;

NAI-5010897739v9
(g)
Liens arising out of judgments or awards that have been in force for less than the applicable period for taking an appeal so long as such judgments or awards do not constitute an
Event of Default;
(h)
customary rights of setoff and Liens, banker’s lien, security interest or other like right securing (i) reasonable and customary fees of banks and other depository institutions on Cash and Cash Equivalents held on deposit with such banks and institutions, (ii) cash and financial assets held in securities accounts in favor of banks and other financial institutions with which such accounts are maintained in the ordinary course of business, (iii) assets held by a custodian in favor of such custodian in the ordinary course of business securing payment of fees, indemnities, charges for returning items and other similar obligations, and (iv) any Portfolio Investments held by a custodian;
(i)
Liens arising solely from precautionary filings of financing statements under the
Uniform Commercial Code of the applicable jurisdictions in respect of operating leases entered into by the Company or any of its Subsidiaries in the ordinary course of business or in respect of assets sold or otherwise disposed of to any Person not prohibited hereunder;
(j)
deposits of money securing leases to which an Obligor is a party as the lessee made in the ordinary course of business;
(k) easements, rights of way, zoning restrictions and similar encumbrances on real property and minor irregularities in the title thereto that do not interfere with or affect in any material respect the ordinary course conduct of the business of the Company or any of its
Subsidiaries;
(l)
Liens in favor of any escrow agent solely on and in respect of any cash earnest money deposits made by any Obligor in connection with any letter of intent or purchase agreement
(to the extent that the acquisition or disposition with respect thereto is otherwise not prohibited hereunder);
(m)
precautionary Liens, and filings of financing statements under the Uniform
Commercial Code, covering assets purported to be sold or contributed to any Person not prohibited hereunder;
(n)
purchase money Liens on specific equipment and fixtures provided that (i) such
Liens only attach to such equipment and fixtures, (ii) the Indebtedness secured thereby is incurred in the ordinary course of business to finance equipment and fixtures and (iii) the Indebtedness secured thereby does not exceed the lesser of the cost and the fair market value of such equipment and fixtures at the time of the acquisition thereof;
(o)
Liens consisting of any (i) interest or title of a lessor or sub-lessor under any lease of real estate not prohibited hereunder, (ii) landlord lien permitted by the terms of any lease, (iii)
restriction or encumbrance to which the interest or title of such lessor or sub-lessor may be subject or (iv) subordination of the interest of the lessee or sub-lessee under such lease to any restriction or encumbrance referred to in the preceding clause (iii);

NAI-5010897739v9
(p)
Liens securing obligations (other than obligations representing Indebtedness for borrowed money) under operating, reciprocal easement or similar agreements entered into in the ordinary course of business of the Company and/or any Subsidiary;
(q)
leases, licenses, subleases or sublicenses granted to others in the ordinary course of business which do not (i) interfere in any material respect with the business of the Company and its Subsidiaries or (ii) secure any Indebtedness;
(r)
Liens on Securities that are the subject of repurchase agreements constituting permitted Investments arising out of such repurchase transaction;
(s)
Liens arising (i) out of conditional sale, title retention, consignment or similar arrangements for the sale of any assets or property in the ordinary course of business or (ii) by operation of law under Article 2 of the UCC (or similar law of any jurisdiction);
(t)
Liens in favor of any Obligor;
(u)
(i) Liens on Equity Interests of joint ventures or non-Obligors securing capital contributions to, or obligations of, such Persons and (ii) customary rights of first refusal and tag, drag and similar rights in joint venture agreements and agreements with respect to non-Obligors;
(v)
Liens on Cash or Cash Equivalents arising in connection with the defeasance, discharge or redemption of Indebtedness;
(w)
Liens on any Equity Interests of any Portfolio Investment, in favor of the secured party as disclosed on a search of Uniform Commercial Code filings against such Portfolio
Investment;
(x)
prior to release of the relevant escrow, Liens on Cash or Cash Equivalents (and the related escrow accounts) constituting the proceeds, and the related prefunding of interest, premiums and other customary amounts, from an issuance into (and pending the release from)
escrow; and
(y)
Liens securing collateral posted as margin to secure obligations under any
Indebtedness so long as, after giving pro forma effect to such Liens, the Company is in compliance with Section 10.8.
“Permitted SBIC Guarantee” means a guarantee by the Company of Indebtedness of an
SBIC Subsidiary on the SBA’s then applicable form; provided that the recourse to the Company thereunder is expressly limited only to periods after the occurrence of an event or condition that is an impermissible change in the control of such SBIC Subsidiary.
“Person” means an individual, partnership, corporation, limited liability company, association, trust, unincorporated organization, business entity or governmental authority.
“Plan” means an “employee benefit plan” (as defined in section 3(3) of ERISA) subject to
Title IV of ERISA (other than a Multiemployer Plan) that is or, within the preceding five years, has been established or maintained, or to which contributions are or, within the preceding five

NAI-5010897739v9
years, have been made or required to be made, by the Company or any ERISA Affiliate or with respect to which the Company or any ERISA Affiliate has any liability.
“Portfolio Investment” means any Investment (including a Participation Interest) held by the Obligors in their asset portfolio (and solely for purposes of Sections 10.5(d) and 10.7(e), Cash and Cash Equivalents, excluding Cash pledged as cash collateral for any letters of credit under the
Bank Credit Agreement).
“Prepayment Settlement Amount” is defined in Section 8.6 with respect to any Series A
Note.
“Private Placement Agent” means any company organized as a “broker” or “dealer” (as each such term is defined in Section 3(a) (4) and (5), respectively, of the Exchange Act) of recognized national standing regularly engaged as an intermediary in the placement or sale to and among Institutional Investors of Indebtedness Securities exempt from registration under the
Securities Act.
“Private Rating” means a letter issued by a Rating Agency in connection with any private debt rating for the Notes, which (a) sets forth the Rating for the Notes, (b) refers to the Private
Placement Number issued by the PPN CUSIP Unit of CUSIP Global Services in respect of the
Notes, (c) addresses the likelihood of payment of both principal and interest on the Notes (which requirement shall be deemed satisfied if either (x) such letter includes confirmation that the Rating reflects the Rating Agency’s assessment of the Company’s ability to make timely payment of principal and interest on the Notes or a similar statement or (y) such letter is silent as to the Rating
Agency’s assessment of the likelihood of payment of both principal and interest and does not include any indication to the contrary), (d) includes such other information describing the relevant terms of the Notes as may be required from time to time by the SVO or any other Governmental
Authority having jurisdiction over any holder of any Notes, and (e) shall not be subject to confidentiality provisions or other restrictions which would prevent or limit the letter from being shared with the SVO or any other Governmental Authority having jurisdiction over nay holder of any Notes.
“Private Rating Rationale Report” means, with respect to any Private Rating, a report issued by the Rating Agency in connection with such Private Rating setting forth an analytical review of the Notes explaining the transaction structure, methodology relied upon, and, as appropriate, analysis of the credit, legal, and operational risks and mitigants supporting the assigned Rating for the Notes, in each case, on the letterhead of the Rating Agency or posted on its controlled website and generally consistent with the work product that a Rating Agency would produce for a similarly publicly rated security and otherwise in form and substance generally required by the SVO or any other regulatory or other Governmental Authority having jurisdiction over any holder of any Notes from time to time. Such report shall not be subject to confidentiality provisions or other restrictions which would prevent or limit the report from being shared with the
SVO or any regulatory or other Governmental Authority having jurisdiction over any holder of any Notes.
“property” or “properties” means, unless otherwise specifically limited, real or personal property of any kind, tangible or intangible, choate or inchoate.

NAI-5010897739v9
“PTE” is defined in Section 6.2(a).
“Purchaser” or “Purchasers” means each of the purchasers that has executed and delivered this Agreement to the Company and such Purchaser’s successors and assigns (so long as any such assignment complies with Section 13.2) and any Substitute Purchaser (so long as any such substitution complies with Section 21), provided, however, that any Purchaser of a Note that ceases to be the registered holder or a beneficial owner (through a nominee) of such Note as the result of a transfer thereof pursuant to Section 13.2 or as the result of a substitution pursuant to
Section 21 shall cease to be included within the meaning of “Purchaser” of such Note for the purposes of this Agreement upon such transfer.
“Purchaser Schedule” means the Purchaser Schedule to this Agreement listing the
Purchasers of the Notes and including their notice and payment information.
“QPAM Exemption” is defined in Section 6.2(d).
“Qualified Equity Interests” of any Person means any Equity Interests of such Person that are not Disqualified Equity Interests.
“Qualified Institutional Buyer” means any Person who is a “qualified institutional buyer” within the meaning of such term as set forth in Rule 144A(a)(1) under the Securities Act.
“Rating” means a rating of a Series or tranche of Notes, which rating shall (a) specifically describe the Notes, including their interest rate, maturity and Private Placement Number and (b)
in the event that such Rating is a Private Rating, be accompanied by the related Private Rating
Rationale Report with respect to such Private Rating; and (c) be issued by a Rating Agency.
“Rating Agency” means an NRSRO (other than Egan-Jones Ratings Co.).
“Related Fund” means, with respect to any holder of any Note, any fund or entity that
(a) invests in Securities or bank loans and (b) is advised or managed by such holder, the same investment advisor as such holder or by an affiliate of such holder or such investment advisor.
“Required Holders” means, at any time the holders of greater than 50.00% in principal amount of the Notes at the time outstanding (exclusive of Notes then owned by the Company or any of its Affiliates or any entity whose investments or investment related decisions are primarily managed by the Company or any its Affiliates (collectively, the “Affiliated Holders”)); provided, however, that Notes that any Purchaser (other than the Affiliated Holders) is committed to purchase under this Agreement shall be deemed outstanding and held by such Purchaser for purposes of the determination of Required Holders.
“Responsible Officer” means any Senior Financial Officer and any other officer of the
Company with responsibility for the administration of the relevant portion of this Agreement.
“Restricted Payment” means any dividend or other distribution (whether in cash, securities or other property) with respect to any shares of any class of capital stock of the Company or any other Obligor, or any payment (whether in cash, securities or other property), including any sinking fund or similar deposit, on account of the purchase, redemption, retirement, acquisition,

NAI-5010897739v9
cancellation or termination of any such shares of capital stock of the Company or any option, warrant or other right to acquire any such shares of capital stock of the Company (other than any equity awards granted to employees, officers, directors and consultants of the Company or any of its Affiliates); provided, for the avoidance of doubt, neither the conversion or settlement of convertible debt into capital stock nor the purchase, redemption, retirement, acquisition, cancellation or termination of convertible debt made solely with capital stock (other than interest or expenses or fractional shares, which may be payable in cash) shall be a Restricted Payment hereunder.
“RIC” means a person qualifying for treatment as a “regulated investment company”
under the Code.
“S&P” means S&P Global Ratings, a division of S&P Global, Inc., a New York corporation, or any successor thereto.
“SBA” means the United States Small Business Administration or any Governmental
Authority succeeding to any or all of the functions thereof.
“SBIC Subsidiary” means any subsidiary of the Company (or such subsidiary’s general partner or manager entity) that is (x) a “small business investment company” licensed by the SBA
(or that has applied for such a license and is actively pursuing the granting thereof by appropriate proceedings promptly instituted and diligently conducted) under the Small Business Investment
Act of 1958, as amended, and (y) designated in writing by the Company (as provided below) as an
SBIC Subsidiary, so long as:
(a)
other than pursuant to a Permitted SBIC Guarantee or the requirement by the SBA that the Company make an equity or capital contribution to the SBIC Subsidiary in connection with its incurrence of SBA Indebtedness (provided that such contribution is permitted by this
Agreement and is made substantially contemporaneously with such incurrence), no portion of the
Indebtedness or any other obligations (contingent or otherwise) of such Person (i) is guaranteed by the Company or any of its subsidiaries (other than any SBIC Subsidiary), (ii) is recourse to or obligates the Company or any of its subsidiaries (other than any SBIC Subsidiary) in any way, or
(iii) subjects any property of the Company or any of its subsidiaries (other than any SBIC
Subsidiary) to the satisfaction thereof;
(b)
neither the Company nor any of its subsidiaries (other than any SBIC Subsidiary)
has any obligation to such Person to maintain or preserve its financial condition or cause it to achieve certain levels of operating results; and
(c)
such Person has not guaranteed or become a co-borrower under, and has not granted a security interest in any of its properties to secure, and the Equity Interests it has issued are not pledged to secure, in each case, any indebtedness, liabilities or obligations of any one or more of the Obligors.
Any designation by the Company under clause (y) above shall be effected pursuant to a certificate of a Senior Financial Officer delivered to the Purchasers, which certificate shall include a statement to the effect that, to the best of such Senior Financial Officer’s knowledge, such designation complied with the foregoing conditions.

NAI-5010897739v9
“SEC” means the Securities and Exchange Commission of the United States of America.
“Section 8.8 Proposed Prepayment Date” is defined in Section 8.8(b).
“Secured Debt Ratio” means the ratio, determined on a consolidated basis, without duplication, in accordance with GAAP, of (a) all Indebtedness for borrowed money of the
Company and its consolidated subsidiaries (other than Indebtedness of an SBIC Subsidiary or
Designated Subsidiary) that is secured by a Lien on the assets of the Company or a consolidated subsidiary of the Company, to (b) the value of the total assets of the Company and its consolidated subsidiaries (which for purposes of calculating the assets of an SBIC Subsidiary or Designated
Subsidiary shall be equal to the value of the total assets of such entities less the amount of secured debt for borrowed money of such entities).
“Secured Debt Ratio Event” is defined in Section 1.2(i).
“Securities” or “Security” shall have the meaning specified in section 2(1) of the
Securities Act.
“Securities Act” means the Securities Act of 1933 and the rules and regulations promulgated thereunder from time to time in effect.
“Senior Financial Officer” means the president, chief executive officer, chief financial officer, principal accounting officer, treasurer or comptroller of the Company.
“Senior Securities” means senior securities (as such term is defined and determined pursuant to the Investment Company Act and any no-action letters or orders of the SEC issued to or with respect to the Company generally to business development companies thereunder, including, without limitation any exemptive relief granted by the SEC with respect to the
Indebtedness of any joint venture, Designated Subsidiary or otherwise (including, for the avoidance of doubt, any exclusion of such Indebtedness in the foregoing calculation)).
“Series” means any series of Notes issued pursuant to this Agreement.
“Series A Notes” is defined in Section 1.1.
“Significant Subsidiary” means (a) any Obligor or (b) any other Subsidiary that, on a consolidated basis with its Subsidiaries, has aggregate assets or aggregate revenues greater than the greater of $100,000,000 and 10% of the aggregate assets or aggregate revenues of the Company and its Subsidiaries, taken as a whole, as of the end of the most recent fiscal quarter in respect of which financial statements have been delivered pursuant to Section 7.1(a) or (b), as applicable.
“Source” is defined in Section 6.2.
“Special Equity Interest” means any Equity Interest that is subject to a Lien in favor of creditors of the issuer of such Equity Interest or creditors of such issuer’s affiliates.
“Standard Securitization Undertakings” means, collectively, (a) customary arms-length servicing obligations (together with any related performance guarantees), (b) obligations (together

NAI-5010897739v9
with any related performance guarantees) to refund the purchase price or grant purchase price credits for dilutive events or misrepresentations (in each case unrelated to the collectability of the assets sold or the creditworthiness of the associated account debtors), (c) representations, warranties, covenants and indemnities (together with any related performance guarantees) of a type that are reasonably customary in commercial loan securitizations, accounts receivable securitizations, securitizations of financial assets or loans to special purpose vehicles, including those owed to customary third-party service providers in connection with such transactions, such as rating agencies and accountants and (d) obligations (together with any related performance guarantees) under any customary bad boy guarantee.
“State Sanctions List” means a list that is adopted by any state Governmental Authority within the United States of America pertaining to Persons that engage in investment or other commercial activities in Iran or any other country that is a target of economic sanctions imposed under U.S. Economic Sanctions Laws.
“Subsidiary” means, with respect to any Person (the “parent”) at any date, any corporation, limited liability company, partnership, association or other entity the accounts of which would be consolidated with those of the parent in the parent’s consolidated financial statements if such financial statements were prepared in accordance with GAAP as of such date, as well as any other corporation, limited liability company, partnership, association or other entity
(a) of which securities or other ownership interests representing more than 50% of the equity or more than 50% of the ordinary voting power or, in the case of a partnership, more than 50% of the general partnership interests are, as of such date, owned, controlled or held, or (b) that is, as of such date, otherwise Controlled, by the parent or one (1) or more subsidiaries of the parent or by the parent and one (1) or more subsidiaries of the parent. Anything herein to the contrary notwithstanding, the term “Subsidiary” shall include any Subsidiary Guarantor but shall not include any Designated Subsidiary, joint venture or Person that constitutes an Investment held by any Obligor in the ordinary course of business and that is not, under GAAP (as in effect on the
Effective Date), consolidated on the financial statements of the Company and its Subsidiaries.
Unless otherwise specified, “Subsidiary” means a Subsidiary of the Company.
“Subsidiary Guarantor” means each Subsidiary that has executed and delivered a
Subsidiary Guaranty or a joinder thereto.
“Subsidiary Guaranty” is defined in Section 9.7(a).
“Substitute Purchaser” is defined in Section 21.
“SVO” means the Securities Valuation Office of the NAIC.
“tranche” means all Notes of a Series having the same maturity, interest rate, currency and schedule for mandatory prepayments.
“Transferred Assets” has the meaning assigned to such term in Section 10.2(j).
“Unencumbered Assets” means the value of total assets of the Company and its subsidiaries (which for purposes of calculating the assets of an SBIC Subsidiary or Designated
Subsidiary shall be equal to the value of the total assets of such entities less the amount of secured

NAI-5010897739v9
debt for borrowed money of such entities) on a consolidated basis, less the Indebtedness for borrowed money of the Company and its consolidated subsidiaries (other than Indebtedness of an
SBIC Subsidiary or Designated Subsidiary) that is outstanding and secured by Liens created pursuant to the documentation evidencing such Indebtedness on property owned or acquired by the Company and its consolidated subsidiaries (with the value of such Indebtedness being the lower of the outstanding amount of such Indebtedness and the value (as determined in accordance with the documentation evidencing such Indebtedness) of the property subject to such Lien).
“United States Person” has the meaning set forth in Section 7701(a)(30) of the Code.
“Unsecured Debt Coverage Ratio” means, on a consolidated basis for the Company and its subsidiaries, the ratio of (a) Unencumbered Assets to (b) unsecured Indebtedness for borrowed money of the Company.
“Unsecured Debt Coverage Ratio Event” is defined in Section 1.2(j).
“USA PATRIOT Act” means United States Public Law 107-56, Uniting and
Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct
Terrorism (USA PATRIOT ACT) Act of 2001 and the rules and regulations promulgated thereunder from time to time in effect.
“U.S. Economic Sanctions Laws” means those laws, executive orders, enabling legislation or regulations administered and enforced by the United States pursuant to which economic sanctions have been imposed on any Person, entity, organization, country or regime, including the Trading with the Enemy Act, the International Emergency Economic Powers Act,
the Iran Sanctions Act, the Sudan Accountability and Divestment Act and any other OFAC
Sanctions Program.
“U.S. Government Securities” means securities that are direct obligations of, and obligations the timely payment of principal and interest on which is fully guaranteed by, the United
States or any agency or instrumentality of the United States the obligations of which are backed by the full faith and credit of the United States and in the form of conventional bills, bonds, and notes.
“Wholly-Owned Subsidiary” means, at any time, any subsidiary all of the equity interests
(except directors’ qualifying shares) and voting interests of which are owned by any one or more of the Company and the Company’s other Wholly-Owned Subsidiaries at such time.

NAI-5010897739v9
Schedule 1
[Form of Series A Note]
THE NOTE REPRESENTED HEREBY HAS NOT BEEN REGISTERED UNDER THE
SECURITIES ACT OF 1933, AND HAS BEEN ACQUIRED FOR INVESTMENT AND NOT
WITH A VIEW
TO, OR IN CONNECTION WITH, THE SALE OR DISTRIBUTION
SUCH TRANSFER MAY BE EFFECTED WITHOUT AN EFFECTIVE
STATEMENT RELATED THERETO OR UNLESS AN EXEMPTION
THEREOF.
NO
REGISTRATION
FROM REGISTRATION UNDER THE SECURITIES ACT OF 1933 IS AVAILABLE.
MSC Income Fund, Inc.
6.34% Series A Senior Note Due May 31, 2029
No. [  ]
$[  ]
Date [ ]
PPN 55374X A@8
FOR VALUE RECEIVED, the undersigned, MSC INCOME FUND, INC. (herein called the
“Company”), a corporation organized and existing under the laws of the State of Maryland, hereby promises to pay to [], or registered assigns, the principal sum of
[] UNITED STATES DOLLARS (or so much thereof as shall not have been prepaid)
on May 31, 2029 (the “Maturity Date”), with interest (computed on the basis of a 360-day year of twelve 30-day months) (a) on the unpaid balance hereof at the rate of 6.34% per annum, as may be adjusted in accordance with Section 1.2 of the hereinafter defined Note Purchase
Agreement, from the date hereof, payable semiannually, on the 30th day of November and 31st day of May in each year, commencing with the November next succeeding the date hereof, and on the Maturity Date, until the principal hereof shall have become due and payable, and (b) to the extent permitted by law, (x) on any overdue payment of interest and (y) during the continuance of an Event of Default, on such unpaid balance and on any overdue payment of any
Prepayment Settlement Amount (if any), at a rate per annum from time to time equal to the
Default Rate (as defined in the Note Purchase Agreement), payable semiannually as aforesaid
(or, at the option of the registered holder hereof, on demand).
Payments of principal of, interest on and any Prepayment Settlement Amount or Make-
Whole Amount with respect to this Note are to be made in lawful money of the United States of
America at the Company in Houston, Texas or at such other place as the Company shall have designated by written notice to the holder of this Note as provided in the Note Purchase
Agreement referred to below.
This Note is one of a series of Senior Notes (herein called the “Notes”) issued pursuant to the Master Note Purchase Agreement, dated March 12, 2026 (as from time to time amended,
SCHEDULE 1
(to Note Purchase Agreement)
restated, supplemented or otherwise modified, the “Note Purchase Agreement”), between the
Company and the respective Purchasers named therein. This Note and the holder hereof are entitled with the holders of all other Notes of all series from time to time outstanding under the
Note Purchase Agreement to all the benefits provided for thereby or referred to therein. Each holder of this Note will be deemed, by its acceptance hereof, to have (i) agreed to the confidentiality provisions set forth in Section 20 of the Note Purchase Agreement and (ii) made the representations set forth in Section 6 of the Note Purchase Agreement. Unless otherwise indicated, capitalized terms used in this Note shall have the respective meanings ascribed to such terms in the Note Purchase Agreement.
This Note is a registered Note with the Company and, as provided in (and subject to the terms and conditions of) the Note Purchase Agreement, upon surrender of this Note for registration of transfer accompanied by a written instrument of transfer duly executed, by the registered holder hereof or such holder’s attorney duly authorized in writing, a new Note of the same series for a like principal amount will be issued to, and registered in the name of, the transferee. Prior to due presentment for registration of transfer, the Company may treat the
Person in whose name this Note is registered as the owner hereof for the purpose of receiving payment and for all other purposes, and the Company will not be affected by any notice to the contrary.
This Note is subject to optional prepayment, in whole or from time to time in part, on the terms specified in the Note Purchase Agreement.
If an Event of Default occurs and is continuing, the principal of this Note may be declared or otherwise become due and payable in the manner, at the price (including any applicable Make-Whole Amount) and with the effect provided in the Note Purchase Agreement.
[Signature Page Follows]
SCHEDULE 1
(to Note Purchase Agreement)
This Note shall be construed and enforced in accordance with, and the rights of the
Company and the holder of this Note shall be governed by, the law of the State of New York excluding choice-of-law principles of the law of such State that would permit the application of the laws of a jurisdiction other than such State.
MSC Income Fund, Inc.
By
Name:
Title:
SCHEDULE 1
(to Note Purchase Agreement)